NORWEST FUNDS                                                      MAY 31, 1995

-------------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Norwest Funds

    We have audited the accompanying statements of assets and liabilities, including the schedule of investments of the Cash Investment Fund, U.S. Government Fund, Treasury Fund, Ready Cash Investment Fund, Municipal Money Market Fund, Adjustable U.S. Government Reserve Fund, Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Arizona Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Stock Fund, ValuGrowth Stock Fund, Small Company Stock Fund and Contrarian Stock Fund, portfolios of Norwest Funds (the Funds) as of May 31, 1995, and the related statements of operations for the year then ended and changes in net assets and financial highlights for the year ended May 31, 1995 and the periods specified in the first footnote on pages 17, 43, and 74 herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods ended before May 31, 1994 were audited by other auditors whose report dated July 20, 1993 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Cash Investment Fund, U.S. Government Fund, Treasury Fund, Ready Cash Investment Fund, Municipal Money Market Fund, Adjustable U.S. Government Reserve Fund, Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Arizona Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Stock Fund, ValuGrowth Stock Fund, Small Company Stock Fund and Contrarian Stock Fund, portfolios of the Norwest Funds at May 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year ended May 31, 1995 and the periods specified in the first footnote on pages 17, 43, and 74 herein in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
July 21, 1995

NORWEST FUNDS -- EQUITY FUNDS                                     MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (continued)



NORWEST FUNDS -- MONEY MARKET FUNDS                                      MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES (May 31, 1995)

                                                                                                    MUNICIPAL
                                              CASH            U.S.                     READY CASH     MONEY
                                           INVESTMENT      GOVERNMENT      TREASURY    INVESTMENT     MARKET
                                              FUND            FUND           FUND         FUND         FUND
                                           -----------     -----------    ----------   ----------   ----------
ASSETS:
 Investments, at value(a)................  $1,486,347,412 $1,161,449,078 $663,284,495 $787,334,738 $328,422,515
 Cash....................................          27,685        158,362        4,899        8,490          820
 Interest, dividends and other
   receivables...........................       4,889,821      3,475,244    1,216,962    1,830,759    2,271,107
 Receivable for securities sold..........         --             --           --           --         5,502,637
 Receivable for principal paydowns.......         831,725        --           --            17,395      --
                                           -------------- -------------- ------------ ------------  -----------
Total assets.............................   1,492,096,643  1,165,082,684  664,506,356  789,191,382  336,197,079
                                           -------------- -------------- ------------ ------------  -----------
LIABILITIES:
 Payable for securities purchased........      20,336,087        --           --        10,000,000    8,543,954
 Investment advisory, transfer agency and
   custodial fees payable................         475,095        379,016      230,830      295,435      139,831
 Management fee payable..................         138,267        106,295       30,013       92,230       22,255
 Accrued expenses........................          82,620         47,482       77,842      113,271       67,006
 Dividends payable.......................       6,760,673      5,128,538    3,070,104    3,684,293    1,046,977
                                           -------------- -------------- ------------ ------------  -----------
Total liabilities........................      27,792,742      5,661,331    3,408,789   14,185,229    9,820,023
                                           -------------- -------------- ------------ ------------  -----------
NET ASSETS...............................  $1,464,303,901 $1,159,421,353 $661,097,567 $775,006,153 $326,377,056
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
COMPONENTS OF NET ASSETS:
 Capital paid in.........................  $1,466,471,190 $1,159,948,039 $661,279,204 $775,075,763 $327,668,720
 Unrealized depreciation.................         --             --           --           --        (1,200,000)
 Accumulated net realized losses.........      (2,167,289)      (526,686)    (181,637)     (69,610)     (91,664)
                                           -------------- -------------- ------------ ------------  -----------
NET ASSETS...............................  $1,464,303,901 $1,159,421,353 $661,097,567 $775,006,153 $326,377,056
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
NET ASSETS BY CLASS OF SHARES:
 Single class funds......................  $1,464,303,901 $1,159,421,353 $661,097,567      --           --
 Investor shares.........................         --             --           --      $268,603,111 $ 47,424,321
 Exchange shares.........................         --             --           --           159,630      --
 Institutional shares....................         --             --           --       506,243,412  278,952,735
                                           -------------- -------------- ------------ ------------  -----------
NET ASSETS...............................  $1,464,303,901 $1,159,421,353 $661,097,567 $775,006,153 $326,377,056
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
SHARES OUTSTANDING:
 Single class funds......................   1,466,543,690  1,160,048,039  661,279,204      --           --
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
 Investor shares.........................         --             --           --       268,624,589   47,439,025
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
 Exchange shares.........................         --             --           --           159,667      --
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
 Institutional shares....................         --             --           --       506,303,859  279,039,496
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
NET ASSET VALUE PER SHARE:
 Single class funds......................  $         1.00 $         1.00 $       1.00      --           --
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
 Investor shares.........................         --             --           --      $       1.00  $      1.00
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
 Exchange shares.........................         --             --           --      $       1.00      --
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------
 Institutional shares....................        --              --           --      $       1.00  $      1.00
                                           -------------- -------------- ------------ ------------  -----------
                                           -------------- -------------- ------------ ------------  -----------

(a) Cost of investments..................  $1,486,347,412 $1,161,449,078 $663,284,495 $787,334,738 $329,622,515

See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                               MAY 31, 1995

------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS (Year Ended May 31, 1995)

                                                                                                MUNICIPAL
                                                 CASH         U.S.                 READY CASH     MONEY
                                              INVESTMENT   GOVERNMENT   TREASURY   INVESTMENT    MARKET
                                                 FUND         FUND        FUND        FUND        FUND
                                              -----------  -----------  ---------  -----------  ---------
INVESTMENT INCOME:
 Interest income............................  $74,320,816  $55,614,019  $32,835,734 $30,865,512 $10,750,630
                                              -----------  -----------  ----------- ----------- -----------
EXPENSES:
 Advisory...................................    2,067,323    1,687,958    1,152,801   2,153,906     987,273
 Management.................................      944,718      786,649      558,734   1,131,676     564,156
 Transfer agent.............................    3,473,590    2,694,186    1,617,670     859,749     344,150
 Custodian..................................      154,105      112,293       79,988      71,562      43,208
 Legal......................................       92,874       73,715       34,173      32,460      29,705
 Filing.....................................       74,266       49,724       91,341     114,751      57,431
 Accounting.................................       36,000       36,000       36,000      48,000      60,000
 Auditing...................................       25,039       21,496       17,110      15,896      15,327
 Trustees...................................       17,455       13,571        8,851       8,007       3,983
 Distribution...............................       --           --           --           2,050      --
 Other......................................       96,131      119,182       64,344      45,009      57,910
                                              -----------  -----------  ----------- ----------- -----------
Total expenses..............................    6,981,501    5,594,774    3,661,012   4,483,066   2,163,143
 Expenses reimbursed and fees waived........     (311,233)    (228,133)    (684,440) (1,099,225)   (802,385)
                                              -----------  -----------  ----------- ----------- -----------
Net expenses................................    6,670,268    5,366,641    2,976,572   3,383,841   1,360,758
                                              -----------  -----------  ----------- ----------- -----------
NET INVESTMENT INCOME.......................   67,650,548   50,247,378   29,859,162 27,481,671   9,389,872
                                              -----------  -----------  ----------- ----------- -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Realized gain (loss) on investments........     (889,228)    (526,904)     163,786     (69,633)    (39,388)
 Change in unrealized depreciation..........       --           --           --          --      (1,200,000)
                                              -----------  -----------  ----------- ----------- -----------
Net gain (loss) on investments..............     (889,228)    (526,904)     163,786     (69,633) (1,239,388)
                                              -----------  -----------  ----------- ----------- -----------
INCREASE IN NET ASSETS FROM OPERATIONS......  $66,761,320  $49,720,474  $30,022,948 $27,412,038 $ 8,150,484
                                              -----------  -----------  ----------- ----------- -----------
                                              -----------  -----------  ----------- ----------- -----------

See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                MAY 31, 1995

-------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS (Years Ended May 31, 1994 and 1995)

                                                                                                              MUNICIPAL
                                                CASH            U.S.                           READY CASH        MONEY
                                             INVESTMENT      GOVERNMENT        TREASURY         INVESTMENT       MARKET
                                                FUND            FUND             FUND             FUND(a)         FUND(a)
                                             -----------     -----------      ----------        ----------       ----------

NET ASSETS -- May 31, 1993...............  $  1,944,947,626 $   903,274,352 $    384,750,960 $   162,584,989  $    75,520,718
OPERATIONS:
 Net investment income...................        57,836,923      30,616,105       11,712,068       8,607,475        3,061,933
 Realized gain (loss) on investments.....          (656,452)        192,941         (179,841)         48,956          (47,246)
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                                 57,180,471      30,809,046       11,532,227       8,656,431        3,014,687
                                           ---------------- --------------- ---------------- ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income...................       (57,836,923)        --               --              --               --
 Net investment income -- Investor
  shares.................................           --          (30,616,105)     (11,712,068)     (4,538,890)        (912,874)
 Net investment income -- Exchange
  shares.................................           --              --               --                 (154)         --
 Net investment income -- Institutional
  shares.................................           --              --               --           (4,068,431)      (2,149,059)
 Realized gain on investments............           --             (165,997)         --              --               --
 Realized gain on investments -- Investor
  shares.................................           --              --               --              --                (2,460)
 Realized gain on investments -- Exchange
  shares.................................           --              --               --              --                --
 Realized gain on
  investments -- Institutional shares....           --              --               --              --                (6,007)
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                                (57,836,923)    (30,782,102)     (11,712,068)     (8,607,475)      (3,070,400)
                                           ---------------- --------------- ---------------- ---------------  ---------------
CAPITAL SHARE TRANSACTIONS:(b)
 Sale of shares..........................    13,878,424,527   6,289,972,316    2,189,718,680         --                --
 Sale of shares -- Investor shares.......           --              --               --          362,083,813      151,955,586
 Sale of shares -- Exchange shares.......           --              --               --              150,750          --
 Sale of shares -- Institutional
  shares.................................           --              --               --          945,240,427      830,040,269
 Reinvested dividends....................        38,508,275       9,097,290        6,460,581         --               --
 Reinvested dividends -- Investor
  shares.................................           --              --               --            4,443,988          691,125
 Reinvested dividends -- Exchange
  shares.................................           --              --               --              --               --
 Reinvested dividends -- Institutional
  shares.................................           --              --               --                1,431          636,832
 Cost of shares repurchased..............   (14,479,822,134) (6,111,230,162)  (2,054,267,612)         --              --
 Cost of shares repurchased -- Investor
  shares.................................           --              --               --         (365,023,775)    (194,612,409)
 Cost of shares repurchased -- Exchange
  shares.................................           --              --               --              --               --
 Cost of shares
  repurchased -- Institutional shares....          --               --               --         (611,778,016)    (640,266,897)
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                               (562,889,332)    187,839,444      141,911,649     335,118,618      148,444,506
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                           ---------------- --------------- ---------------- ---------------  ---------------
NET ASSETS -- May 31, 1994...............     1,381,401,842   1,091,140,740      526,482,768     497,752,563      223,909,511
                                           ---------------- --------------- ---------------- ---------------  ---------------
OPERATIONS:
 Net investment income...................        67,650,548      50,247,378       29,859,162      27,481,671        9,389,872
 Realized gain (loss) on investments.....          (889,228)       (526,904)         163,786         (69,633)         (39,388)
 Change in unrealized depreciation.......           --              --               --              --            (1,200,000)
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                                 66,761,320      49,720,474       30,022,948      27,412,038        8,150,484
                                           ---------------- --------------- ---------------- ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income...................       (67,650,548)    (50,247,378)     (29,859,162)        --                --
 Net investment income -- Investor
  shares.................................           --              --               --           (9,075,639)      (1,283,965)
 Net investment income -- Exchange
  shares.................................           --              --               --               (7,558)         --
 Net investment income -- Institutional
  shares.................................           --              --               --          (18,398,474)      (8,105,907)
 Realized gain on investments............           --             (173,918)         --              --               --
 Realized gain on investments -- Investor
  shares.................................           --              --               --               (7,537)         --
 Realized gain on investments -- Exchange
  shares.................................           --              --               --                   (6)         --
 Realized gain on
  investments -- Institutional shares....           --              --               --              (13,874)         --
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                                (67,650,548)    (50,421,296)     (29,859,162)    (27,503,088)     (9,389,872)
                                           ---------------- --------------- ---------------- ---------------  ---------------
CAPITAL SHARE TRANSACTIONS:(b)
 Sale of shares..........................    12,602,596,403   5,940,912,543    3,390,161,959         --               --
 Sale of shares -- Investor shares.......           --              --               --          599,200,073      140,791,278
 Sale of shares -- Exchange shares.......           --              --               --              229,572          --
 Sale of shares -- Institutional
  shares.................................           --              --               --        1,465,894,906    1,449,036,966
 Reinvested dividends....................        44,264,813      13,709,922       12,227,733         --               --
 Reinvested dividends -- Investor
  shares.................................           --              --               --            8,269,655        1,206,491
 Reinvested dividends -- Exchange
  shares.................................           --              --               --                7,094          --
 Reinvested dividends -- Institutional
  shares.................................           --              --               --               35,387        2,619,533
 Cost of shares repurchased..............   (12,563,069,929) (5,885,641,030)  (3,267,938,679)        --               --
 Cost of shares repurchased -- Investor
  shares.................................           --              --               --         (502,974,022)    (128,120,128)
 Cost of shares repurchased -- Exchange
  shares.................................           --              --               --             (227,749)         --
 Cost of shares
  repurchased -- Institutional shares....           --              --               --       (1,293,090,276)  (1,363,027,207)
 Capital contribution from Adviser.......           --              --               --              --             1,200,000
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                                 83,791,287      68,981,435      134,451,013     277,344,640      103,706,933
                                           ---------------- --------------- ---------------- ---------------  ---------------
NET ASSETS -- May 31, 1995...............  $  1,464,303,901 $ 1,159,421,353 $    661,097,567 $   775,006,153  $   326,377,056
                                           ---------------- --------------- ---------------- ---------------  ---------------
                                           ---------------- --------------- ---------------- ---------------  ---------------

(a) See note 1 of notes to financial statements for periods covered.

(b) Share transactions at net asset value of $1.00 per share.

See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Norwest Funds (the 'Trust') is registered as an open-end management investment company. The Trust currently has five money market investment portfolios (each a 'Fund'). The classes of each Fund commenced operations on the following dates:


Cash Investment Fund....................................................  October 14, 1987
U.S. Government Fund....................................................  November 16, 1987
Treasury Fund...........................................................  December 3, 1990
Ready Cash Investment Fund (Investor Shares)............................  January 20, 1988
Ready Cash Investment Fund (Exchange Shares)............................  May 9, 1994
Ready Cash Investment Fund (Institutional Shares).......................  January 4, 1994
Municipal Money Market Fund (Investor Shares)...........................  January 7, 1988
Municipal Money Market Fund (Institutional Shares)......................  August 3, 1993


   Exchange shares are sold only through the exchange privilege available to shareholders of Investor B shares of the Norwest Fixed Income and Equity Funds and are subject to a contingent deferred sales charge upon redemption. Institutional shares and Investor shares shareholders incur neither a front-end nor contingent deferred sales charge. The difference between these two share types is the minimum investment required and the level of shareholder service expenses.

   Each Fund is diversified. Prior to July 31, 1993, the Trust's operation was conducted as Prime Value Funds, Inc., a Maryland Corporation. The Funds' financial statements are prepared in accordance with generally accepted accounting principles. The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

   Financial Statement Periods and Change of Fiscal Year -- Funds or share classes which commenced operations during the fiscal year ended May 31, 1994 have had less than a full year of operations. As a result, the financial highlights and amounts reflected in the statements of changes in net assets and footnotes to financial statements for such Funds or share classes, present results of operations from the commencement date shown above, through May 31, 1994.

   For Treasury Fund, the earliest period presented in the financial highlights reflects operaions for the period beginning with the commencement date above through the date of its then fiscal year end.

   Effective May 31, 1992, the Funds elected to change their fiscal year end to May 31. Prior to May 31, 1992, the fiscal year end was November 30.

   Security Valuation -- The Funds value securities utilizing the amortized cost method. Under this method all investments purchased at a discount or premium are valued by accreting or amortizing, respectively, the difference between the original purchase price and maturity value of the issue over the period to maturity.

   Realized gains and losses on investments sold are recorded on the basis of identified cost.

   Security transactions are accounted for on a trade date basis.

   The cost basis for federal income tax purposes is the same as for financial accounting purposes.

   Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when issued basis take place after normal settlement dates. During this period, the Funds are subject to market fluctuations in the price of the purchased securities.

   Repurchase Agreements -- Each Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities. Securities purchased subject to repurchase agreements are maintained by the Trust and must have, at all times, an aggregate market value greater than or equal to the repurchase price plus accrued interest. If the value of the underlying security falls below the value of the repurchase price plus accrued interest, the Funds require the seller to deposit additional collateral by the next business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Funds have the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities at market value and may claim any resulting loss from the seller. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

   Variable Rate Securities -- For variable rate securities, the interest rate varies to reflect current market conditions. The rate shown is the effective rate on May 31, 1995. The maturity date shown represents the final maturity. For purposes of Rule 2a-7, securities generally are deemed to have a maturity of the date noted on the face of the instrument, except that certain variable rate government and short-term corporate securities are deemed to have a maturity of the period remaining until the next readjustment of the interest rate and certain securities with demand features are deemed to have a maturity of the longer of the demand period and the period remaining until the next readjustment of the interest rate.

NORWEST FUNDS -- MONEY MARKET FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

   Interest Income and Dividends to Shareholders -- Interest income is accrued as earned. Dividends to shareholders of net investment income are declared daily and paid monthly by each Fund. Net capital gain, unless offset by any available capital loss carryforwards, is distributed to shareholders at least annually.

   Expense Allocation -- Each share of each class represents an undivided, proportionate interest in the Fund. The Funds' class specific expenses include distribution expenses, if any, transfer agent fees and expenses and certain other expenses that can be solely attributable to a class.

   Federal Income Tax -- Each Fund has qualified, and intends to continue to qualify, as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required. As of May 31, 1995 certain of the Funds have capital loss carryovers available to offset future capital gains as follows:

                                                             Year of Expiration

                      -------------------------------------------------------------------------------------------------
                        1996       1997       1998       1999       2000       2001       2002       2003       Total
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Cash Investment
 Fund...............  $  28,879     --      $   2,444  $  14,264  $ 261,844  $ 313,995  $ 656,453  $ 889,228  $2,167,107
U.S. Government
 Fund...............     --         --         --         --         --         --         --        526,903    526,903
Treasury Fund.......     --         --         --         --         --          1,796    179,842     --        181,638
Ready Cash
 Investment Fund....     --         --         --         --         --         --         --         69,632     69,632
Municipal Money
 Market Fund........     --         --         --         --         --         --         47,246     39,388     86,634


2. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser of each Fund is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. (the 'Adviser'). Norwest Bank Minnesota, N.A. is a subsidiary of Norwest Corporation. The Adviser receives an advisory fee from Cash Investment Fund, U.S. Government Fund, Treasury Fund and Ready Cash Investment Fund at annual rates of 0.20%, 0.20%, 0.20% and 0.40%, respectively, of the average daily net assets for the first $300 million of net assets of each Fund, declining to 0.12%, 0.12%, 0.12% and 0.32%, respectively, of the average daily net assets of each Fund's net assets in excess of $700 million. The Adviser receives an advisory fee from Municipal Money Market Fund at an annual rate of 0.35% of the average daily net assets for the first $500 million of net assets of the Fund, declining to 0.30% of the average daily net assets of the Fund's net assets in excess of $1 billion.

   The Adviser has agreed to reimburse each Fund for certain operating expenses (exclusive of interest, taxes, brokerage fees, fees and other expenses paid pursuant to any distribution plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which a Fund's shares are qualified for sale. A Fund's annual expenses are estimated and accrued daily, and any related reimbursements are made monthly by the Adviser.

   The Municipal Money Market Fund obtained a $8,500,000 non-transferable Letter of Credit (LOC) from Trust Company Bank which supports the payment of principal and interest on the Orange County Bond, expiring on August 31, 1995. The Adviser has agreed to reimburse Trust Company Bank for any Payments made by them to the Fund. As of May 31, 1995, no payments were received from Trust Company Bank in connection with this LOC.

   Norwest Bank Minnesota, N.A. serves as the Trust's transfer agent, dividend disbursing agent and custodian, and is compensated for those services at an aggregate annual rate of up to 0.28% of the average daily net assets of Cash Investment Fund, U.S. Government Fund and Treasury Fund, of up to 0.10% of the average daily net assets of Ready Cash Investment Fund and Municipal Money Market Fund attributable to Institutional Shares, and of up to 0.30% of the average daily net assets attributable to the other classes of Ready Cash Investment Fund and Municipal Money Market Fund.

   The manager of the Trust is Forum Financial Services, Inc. ('Forum'), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. Forum receives a management fee for its services from Cash Investment Fund, U.S. Government Fund and Treasury Fund at an annual rate of 0.10% of the average daily net assets for the first $300 million of each Fund's net assets, declining to 0.05% of the average daily net assets for each Fund's net assets in excess of $700 million. Forum receives a management fee from Ready Cash Investment Fund and Municipal Money Market Fund at an annual rate of 0.20% of the average daily net assets of each Fund attributable to each class of each Fund's shares. In addition, certain legal expenses were charged to the Trust by Forum. The respective amounts of legal expenses for Cash Investment Fund, U.S. Government Fund, Treasury Fund, Ready Cash Investment Fund and Municipal Money Market Fund were: $37,522, $28,893, $16,818, $14,133, $7,101.

   Forum Financial Corp. ('FFC'), an affiliate of Forum, provides fund accounting services to the Funds. For these services, FFC receives a fee of $36,000 per year per Fund plus certain amounts based upon the number of classes and number and types of portfolio transactions within each Fund.

NORWEST FUNDS -- MONEY MARKET FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

   The Trust has adopted a Distribution Plan (the 'Plan') with respect to Exchange Shares of Ready Cash Investment Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the payment to Forum of a distribution services fee of 0.75% of the average daily net assets, and a maintenance fee of 0.25% of the average daily net assets, of Ready Cash Investment Fund attributable to Exchange Shares. No maintenance fees were incurred by the Fund during the year ended May 31, 1995. The distribution payments are used to reimburse the distributor for (i) sales commissions at levels set from time to time by the Board not to exceed 6.25% of the amount received by the Fund for each Exchange Share sold (excluding reinvestment of dividends and distributions) and (ii) interest calculated by applying the rate of 1% over the prime rate to the outstanding balance of unreimbursed distribution charges. The current sales commission rate is based upon that rate in effect for the Fixed Income or Equity Fund from which the Shareholder exchanged its shares.

   In the event that the Plan is terminated or not continued, the Fund will continue to pay distribution service fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan) until the earlier of (a) four years after the date of termination or discontinuance or (b) such time as there exist no unreimbursed distribution charges attributable to that Fund under the Plan, as calculated pursuant to the Plan.

   Unreimbursed distribution charges at May 31, 1995 for Ready Cash Investment Fund were $51.

   For the year ended May 31, 1995, fees waived and expenses reimbursed by the Trust's custodian and transfer agent, investment advisor, and manager and distributor were as follows:

                                                            Fees Waived
                                                -----------------------------------   Expenses
                                                Custodian and                        Reimbursed
                                                  Transfer                           -----------
                                                    Agent       Adviser     Forum       Forum
                                                -------------  ---------  ---------  -----------
Cash Investment Fund..........................    $  48,161    $  --      $ 263,072   $  --
U.S. Government Fund..........................       93,006       --        135,127      --
Treasury Fund.................................      216,462       --        467,978      --
Ready Cash Investment Fund....................      276,116       71,093    740,081      11,935
Municipal Money Market Fund...................      157,425      175,377    469,583      --


3. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales (including maturities) of securities during the year ended May 31,1995 were as follows:


                                                                  Cost of       Proceeds
                                                                 Purchases     from Sales
                                                               -------------  -------------
Cash Investment Fund.........................................  $87,166,573,444 $87,020,349,169
U.S. Government Fund.........................................   95,246,213,004  95,185,976,812
Treasury Fund................................................   12,259,922,298  12,147,997,822
Ready Cash Investment Fund...................................   34,308,639,049  34,025,410,343
Municipal Money Market Fund..................................   1,528,689,936    1,425,721,410


4. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (unaudited)

   Income Dividends -- All of the income dividends paid by Municipal Money Market Fund were of exempt interest.

   All income dividends of Cash Investment Fund, U.S. Government Fund, Treasury Fund and Ready Cash Investment Fund were ordinary income for federal income tax purposes.

   Capital Gain Dividends -- U.S. Government fund declared long term capital gain dividends of $0.000166 per share in December 1994.

NORWEST FUNDS -- MONEY MARKET FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                                                                              Ratios to
                                                     Net
                                                  Realized                                                     Average
                                                     and                                                     Net Assets
                         Beginning                Unrealized  Dividends   Distributions  Capital             -----------
                         Net Asset       Net        Gain      from Net    from Net   Contribution Ending Net
                         Value Per   Investment   (Loss) on  Investment   Realized     from     Asset Value
                           Share       Income     Investments   Income      Gains     Adviser    Per Share   Expenses(a)
                        -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
CASH INVESTMENT FUND
 Year Ended May 31,
 1995.................   $    1.00    $   0.049      --       $  (0.049)     --         --       $    1.00         0.48%
 1994.................        1.00        0.031      --          (0.031)     --         --            1.00         0.49%
 1993.................        1.00        0.033      --          (0.033)     --         --            1.00         0.50%
 Six Months Ended May
 31,
 1992(d)..............        1.00        0.021      --          (0.021)     --         --            1.00         0.50%(b)
 Year Ended November
 30,
 1991.................        1.00        0.061      --          (0.061)     --         --            1.00         0.51%
 1990.................        1.00        0.079      --          (0.079)     --         --            1.00         0.45%

U.S. GOVERNMENT FUND
 Year Ended May 31,
 1995.................        1.00        0.047      --          (0.047)     --         --            1.00         0.50%
 1994.................        1.00        0.030      --          (0.030)     --         --            1.00         0.47%
 1993.................        1.00        0.030      --          (0.030)     --         --            1.00         0.45%
 Six Months Ended May
 31,
 1992(d)..............        1.00        0.020      --          (0.020)     --         --            1.00         0.45%(b)
 Year Ended November
 30,
 1991.................        1.00        0.058      --          (0.058)     --         --            1.00         0.45%
 1990.................        1.00        0.077      --          (0.077)     --         --            1.00         0.45%

TREASURY FUND
 Year Ended May 31,
 1995.................        1.00        0.046      --          (0.046)     --         --            1.00         0.46%
 1994.................        1.00        0.028      --          (0.028)     --         --            1.00         0.46%
 1993.................        1.00        0.029      --          (0.029)     --         --            1.00         0.47%
 Six Months Ended May
 31,
 1992(d)..............        1.00        0.020      --          (0.020)     --         --            1.00         0.47%(b)
 Period Ended November
 30,
 1991(c)..............        1.00        0.058      --          (0.058)     --         --            1.00         0.31%(b)

READY CASH INVESTMENT FUND
Investor shares
 Year Ended May 31,
 1995.................        1.00        0.045      --          (0.045)     --         --            1.00         0.82%
 1994.................        1.00        0.027      --          (0.027)     --         --            1.00         0.82%
 1993.................        1.00        0.030      --          (0.030)     --         --            1.00         0.82%
 Six Months Ended May
 31,
 1992(d)..............        1.00        0.020      --          (0.020)     --         --            1.00         0.82%(b)
 Year Ended November
 30,
 1991.................        1.00        0.058      --          (0.058)     --         --            1.00         0.82%
 1990.................        1.00        0.076      --          (0.076)     --         --            1.00         0.82%

Exchange shares
 Year Ended May 31,
 1995.................        1.00        0.038      --          (0.038)     --         --            1.00         1.57%
 Period Ended May 31,
 1994(c)..............        1.00        0.001      --          (0.001)     --         --            1.00         1.53%(b)

Institutional shares
 Year Ended May 31,
   1995...............        1.00        0.049      --          (0.049)     --         --            1.00         0.48%
 Period Ended May 31,
 1994(c)..............        1.00        0.013      --          (0.013)     --         --            1.00         0.43%(b)


                                                            Net
                                                         Assets at
                                                          End of
                            Net                           Period
                        Investment      Total             (000's
                          Income       Return            Omitted)
                        -----------  -----------        ---------
CASH INVESTMENT FUND
 Year Ended May 31,
 1995.................        4.87%        4.96%       $1,464,304
 1994.................        3.11%        3.16%        1,381,402
 1993.................        3.29%        3.36%        1,944,948
 Six Months Ended May
 31,
 1992(d)..............        4.23%(b)       4.29%(b)   1,292,196
 Year Ended November
 30,
 1991.................        6.11%        6.31%        1,004,979
 1990.................        7.92%        8.22%          747,744
U.S. GOVERNMENT FUND
 Year Ended May 31,
 1995.................        4.68%        4.81%        1,159,421
 1994.................        3.02%        3.07%        1,091,141
 1993.................        3.00%        3.06%          903,274
 Six Months Ended May
 31,
 1992(d)..............        3.99%(b)       4.07%(b)     623,685
 Year Ended November
 30,
 1991.................        5.84%        6.00%          469,487
 1990.................        7.66%        7.94%          500,794
TREASURY FUND
 Year Ended May 31,
 1995.................        4.62%        4.65%          661,098
 1994.................        2.81%        2.83%          526,483
 1993.................        2.93%        2.98%          384,751
 Six Months Ended May
 31,
 1992(d)..............        4.01%(b)       4.07%(b)     374,492
 Period Ended November
 30,
 1991(c)..............        5.62%(b)       6.02%(b)     354,200
READY CASH INVESTMENT
Investor shares
 Year Ended May 31,
 1995.................        4.64%        4.62%          268,603
 1994.................        2.70%        2.74%          164,138
 1993.................        3.04%        3.08%          162,585
 Six Months Ended May
 31,
 1992(d)..............        4.01%(b)       4.05%(b)     176,378
 Year Ended November
 30,
 1991.................        5.81%        5.98%         183,775
 1990.................        7.56%        7.83%         166,911
Exchange shares
 Year Ended May 31,
 1995.................        3.62%        3.69%             160
 Period Ended May 31,
 1994(c)..............        2.48%(b)       2.51%(b)        151
Institutional shares
 Year Ended May 31,
   1995...............        4.97%        4.98%         506,243
 Period Ended May 31,
 1994(c)..............        3.12%(b)       3.17%(b)    333,464

See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS (continued)

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                                                                              Ratios to
                                                     Net
                                                  Realized                                                     Average
                                                     and                                                     Net Assets
                         Beginning                Unrealized  Dividends   Distributions  Capital             -----------
                         Net Asset       Net        Gain      from Net    from Net   Contribution Ending Net
                         Value Per   Investment   (Loss) on  Investment   Realized     from     Asset Value
                           Share       Income     Investments   Income      Gains     Adviser    Per Share   Expenses(a)
                        -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 MUNICIPAL MONEY MARKET FUND
Investor shares
 1995.................   $    1.00    $   0.031   $(0.004)    $  (0.031)     --       $0.004     $    1.00         0.65%
 1994.................        1.00        0.021      --          (0.021)     --         --            1.00         0.65%
 1993.................        1.00        0.021      --          (0.021)     --         --            1.00         0.65%
 Six Months Ended May
 31,
 1992(d)..............        1.00        0.014      --          (0.014)     --         --            1.00         0.63%(b)
 Year Ended November
 30,
 1991.................        1.00        0.042      --          (0.042)     --         --            1.00         0.64%
 1990.................        1.00        0.053      --          (0.053)     --         --            1.00         0.64%

Institutional shares
 Year Ended May 31,
   1995...............        1.00        0.033    (0.004)       (0.033)     --        0.004          1.00         0.45%
 Period Ended May 31,
   1994(c)............        1.00        0.019      --          (0.019)     --         --            1.00         0.45%(b)


                                                           Net
                                                       Assets at
                                                        End of
                            Net                         Period
                        Investment      Total           (000's
                          Income       Return          Omitted)
                        -----------  -----------      ---------
MUNICIPAL MONEY MARKET
Investor shares
 1995.................        3.10%        3.13%(e)   $  47,424
 1994.................        2.03%        2.09%         33,554
 1993.................        2.13%        2.18%         75,521
 Six Months Ended May
 31,
 1992(d)..............        2.81%(b)       2.89%(b)    82,678
 Year Ended November
 30,
 1991.................        4.10%        4.26%         66,327
 1990.................        5.34%        5.48%         29,801
Institutional shares
 Year Ended May 31,
   1995...............        3.37%        3.33%(e)     278,953
 Period Ended May 31,
   1994(c)............        2.33%(b)       2.34%(b)   190,356

(a) During certain periods, various fees and expenses were waived and reimbursed. Had such waivers and reimbursements not occured, the ratio of expenses to average net assets would have been:

                                                                                               Six
                                                                                             Months    Year Ended November
                                                                Year Ended May 31,          Ended May          30,
                                                         ---------------------------------     31,     --------------------
                                                           1995        1994        1993     1992(b)(d)   1991       1990
                                                         ---------  -----------  ---------  ---------  ---------  ---------
Cash Investment Fund...................................      0.50%        0.49%      0.51%    0.56%         0.54%      0.57%
U.S. Government Fund...................................      0.52%        0.53%      0.57%    0.61%         0.60%      0.61%
Treasury Fund..........................................      0.57%        0.58%      0.58%    0.59%         0.66%    --
Ready Cash Investment Fund
   Investor shares.....................................      0.91%        0.92%      0.94%    0.93%         0.96%      0.97%
   Exchange shares.....................................      6.32%        1.85%(b)    --       --         --         --
   Institutional shares................................      0.73%        0.81%(b)    --       --         --         --
Municipal Money Market Fund
   Investor shares.....................................      0.93%        0.99%      0.97%    0.96%         1.08%      1.16%
   Institutional shares................................      0.74%        0.77%(b)    --       --         --         --

(b) Annualized

(c) See Note 1 of notes to financial statements for periods covered.

(d) See Note 1 of notes to financial statements regarding change of fiscal year.

(e) The total return for 1995 includes the effect of a capital contribution from the adviser. Without the capital contribution, the total return would have been 2.59% for Investor shares and 2.79% for Institutional shares.

See notes to financial statements.


 NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
 CASH INVESTMENT FUND
Agency Notes (6.5%):

$  25,000,000  Federal Farm Credit Bank, 6.02% variable rate, due 8/15/95...........................  $   25,065,867

   25,000,000  Federal Home Loan Bank, 4.457% variable rate, due 7/19/95............................      25,000,000

   20,000,000  Federal Home Loan Bank, 6.105%, due 5/16/96..........................................      19,979,727

   21,000,000  Federal Home Loan Mortgage Corporation, 8.70%, due 7/6/95............................      21,034,763
    5,000,000  Student Loan Marketing Association, 6.355% variable rate, due 9/13/95................       4,997,772
                                                                                                      --------------

 Total Agency Notes                                                                                       96,078,129
                                                                                                      --------------
Asset Backed Securities (5.6%):

   25,000,000  Money Market Auto Loan Trust 1990-1, 6.255% variable rate, due 4/30/97...............      25,000,000

    3,181,818  Money Market Credit Card Trust 1989-1, Union Bank of Switzerland LOC, 6.15% variable
                rate, due 6/12/95...................................................................       3,181,818

    2,528,399  Small Business Administration
                Guaranteed Loan Pool 502339, 6.875% variable rate, due 1/25/03......................       2,528,399

    5,019,973  Small Business Administration
                Guaranteed Loan Pool 501694, 7.125% variable rate, due 11/25/16.....................       5,088,419

   19,449,329  Small Business Administration
                Guaranteed Loan Pool 501669, 7.125% variable rate, due 3/25/17......................      19,690,455

    9,108,473  Small Business Administration
                Guaranteed Loan Pool 501813, 7.125% variable rate, due 4/25/17......................       9,233,076

    6,099,321  Small Business Administration
                Guaranteed Loan Pool 502144, 7.00% variable rate, due 12/25/17......................       6,099,321

    6,001,647  Small Business Administration
                Guaranteed Loan Pool 502171, 7.00% variable rate, due 12/25/17......................       6,001,647
Asset Backed Securities, continued:
$   6,048,963  Small Business Administration
                Guaranteed Loan Pool 502199, 7.00% variable rate, due 3/25/18.......................  $    6,048,962
                                                                                                      --------------
 Total Asset Backed Securities                                                                            82,872,097
                                                                                                      --------------
Bank Notes (3.4%):
   25,000,000  American Express Centurion Bank, 6.082% variable rate, due 12/1/95...................      25,000,000
   15,000,000  First National Bank of Chicago, 6.25%, due 6/3/96....................................      15,000,000
   10,000,000  Shizuoka Bank Ltd., 6.062% variable rate, due 3/6/96.................................       9,997,713
                                                                                                      --------------
 Total Bank Notes                                                                                         49,997,713
                                                                                                      --------------
Certificates Of Deposit (6.6%):
   20,000,000  Australia & New Zealand Banking Group Ltd., 6.50%, due 8/17/95.......................      20,000,000
   25,000,000  Compagnie Financiere de CIC et de l'Union Europeenne, New York Branch, 6.50%, due
                9/26/95.............................................................................      25,000,000
   10,000,000  Lloyds Bank PLC, 6.37%, due 8/17/95..................................................      10,002,769
   10,000,000  Mitsubishi Bank Ltd., New York Branch, 6.45%, due 5/24/96............................      10,003,292
    8,000,000  Old Kent Bank & Trust Co., 5.39%, due 6/16/95........................................       7,998,901
   25,000,000  Toronto-Dominion Bank, London Branch, 6.33%, due 9/6/95..............................      24,992,677
                                                                                                      --------------
 Total Certificates Of Deposit                                                                            97,997,639
                                                                                                      --------------
Commercial Paper (52.5%):
   16,000,000  ABS Commercial Paper Incorporated, 6.09% yield, due 6/23/95..........................      15,941,040
    6,000,000  Allianz of America Finance Corporation, 6.33% yield, due 10/2/95(a)..................       5,874,130
   16,215,000  Arena Funding Corporation, 6.04% yield, due 7/25/95(a)...............................      16,069,552
   15,162,000  Atlantic Asset Securitization Corporation, 6.062% yield, due 6/13/95(a)..............      15,131,524
   15,300,000  Atlas Funding Corporation, 6.08% yield, due 6/21/95(a)...............................      15,248,575
   10,000,000  BICC Cables Corporation, 6.30% yield, due 10/16/95...................................       9,767,862

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  CASH INVESTMENT FUND (continued)
Commercial Paper, continued:
$   8,000,000  BICC Cables Corporation, 6.26% yield, due 10/24/95...................................  $    7,804,412
   19,000,000  Creative Capital Corporation, 6.086% yield, due 8/23/95(a)...........................      18,737,167
    6,000,000  Daewoo International (America) Corporation, 6.185% yield, due 7/25/95................       5,945,190
   16,500,000  Daewoo International (America) Corporation, 6.14% yield, due 8/10/95.................      16,305,896
    4,000,000  Dealers Capital Access Trust, 6.101% yield, due 7/13/95..............................       3,971,767
    5,000,000  Dean Witter Discover & Company, 6.501% yield, due 12/15/95...........................       4,830,361
   22,500,000  Diamond Asset Funding Corporation, 6.14% yield, due 7/31/95(a).......................      22,273,125
    5,000,000  Dynamic Funding Corporation, Series B, 6.29% yield, due 7/14/95(a)...................       4,963,092
    5,152,000  Enterprise Funding Corporation, 6.25% yield, due 10/24/95(a).........................       5,026,249
   15,000,000  Galicia Funding Corporation, Bayerische Vereinsbank, A.G. LOC, 6.267% yield, due
                9/22/95(a)..........................................................................      14,712,792
   12,532,000  Holland Limited Securitization,
                Incorporated, 6.028% yield, due 6/29/95(a)..........................................      12,473,513
   15,000,000  IMI Funding Corporation (USA), 6.70% yield, due 7/3/95...............................      14,913,333
   10,000,000  JAL Capital Corporation, 6.30% yield, due 6/9/95(a)..................................       9,986,222
   10,000,000  JAL Capital Corporation, 6.05% yield, due 7/20/95(a).................................       9,918,334
    5,000,000  JAL Capital Corporation, 6.078% yield, due 8/25/95(a)................................       4,929,285
   30,000,000  Jet Funding Corporation, 6.24% yield, due 6/30/95....................................      29,851,375
   10,000,000  Jet Funding Corporation, 6.232% yield, due 8/31/95...................................       9,845,806
   10,000,000  Merrill Lynch & Company, Incorporated, 6.15% yield, due 9/18/95......................       9,813,792
   10,000,000  Monte Blanc Capital Corporation, 6.028% yield, due 6/7/95(a).........................       9,990,000
Commercial Paper, continued:
$   7,000,000  ORIX America, Incorporated, Sanwa Bank Ltd. LOC, 6.31% yield, due 11/1/95(a).........  $    6,818,228
   15,073,000  Pooled Accounts Receivable Capital Corporation, 6.029% yield, due 6/29/95(a).........      15,002,660
   10,096,000  Pooled Accounts Receivable Capital Corporation, 6.03% yield, due 6/29/95(a)..........      10,048,886
    8,400,000  Progress Funding Corporation, Series A, 6.165% yield, due 7/31/95(a).................       8,315,020
   10,000,000  Progress Funding Corporation,
                Series A, 6.166% yield, due 8/1/95(a)...............................................       9,897,147
   21,400,000  Quebec (Province of), Canada, 6.317% yield, due 12/12/95.............................      20,699,996
   25,000,000  SFC (USA), Incorporated, 6.142% yield, due 7/31/95(a)................................      24,747,917
   20,000,000  SFC (USA), Incorporated, 6.165% yield, due 7/31/95(a)................................      19,797,667
    5,000,000  Seiko Corporation of America, Dai-Ichi Kangyo Bank Ltd. LOC, 6.83% yield, due
                6/5/95..............................................................................       4,996,333
    5,000,000  Seiko Corporation of America, Dai-Ichi Kangyo Bank Ltd. LOC, 6.63% yield, due
                8/11/95.............................................................................       4,936,692
   15,606,000  Seven Hills Funding Corporation, 6.06% yield, due 6/23/95(a).........................      15,548,587
   13,132,000  Seven Hills Funding Corporation, 6.08% yield, due 6/30/95(a).........................      13,068,000
   12,596,000  Sierra Funding Corporation, 6.22% yield, due 6/26/95(a)..............................      12,542,292
   12,500,000  Sigma Capital Corporation, 6.087% yield, due 11/13/95(a).............................      12,161,979
   14,500,000  Southern California Gas Company, 6.516% yield, due 8/16/95...........................      14,307,150
   20,000,000  Stellar Capital Corporation, 6.054% yield, due 6/8/95(a).............................      19,976,550
   15,000,000  Stellar Capital Corporation, 6.057% yield, due 7/25/95(a)............................      14,865,000

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  CASH INVESTMENT FUND (continued)
Commercial Paper, continued:
$  15,000,000  Stellar Capital Corporation, 6.239% yield, due 10/5/95(a)............................  $   14,681,326
   20,000,000  Stellar Capital Corporation, 6.092% yield, due 10/18/95(a)...........................      19,542,073
   23,500,000  Sweden (Kingdom of), 6.494% yield, due 9/8/95........................................      23,094,802
   21,000,000  Thames Funding, Incorporated, 6.05% yield, due 6/2/95(a).............................      20,996,471
   25,000,000  Thames Funding, Incorporated, 6.128% yield, due 6/2/95(a)............................      24,995,785
   10,000,000  Thames Funding, Incorporated, 6.108% yield, due 6/16/95(a)...........................       9,974,792
   13,600,000  Toshiba International Finance (UK) PLC, 6.36% yield, due 7/13/95.....................      13,501,310
   15,000,000  Tri-Lateral Capital, Incorporated, 6.24% yield, due 6/5/95(a)........................      14,989,767
    5,496,000  Tri-Lateral Capital, Incorporated, 6.199% yield, due 6/12/95(a)......................       5,485,722
   21,400,000  Tri-Lateral Capital, Incorporated, 6.13% yield, due 7/21/95(a).......................      21,220,478
    5,000,000  Tri-Lateral Capital,
                Incorporated, 6.107% yield,
                due 8/18/95(a)......................................................................       4,934,783
   15,000,000  Vesey Street Short Term Income I Corporation, 6.145% yield, due 7/11/95(a)...........      14,898,667
   15,000,000  Vesey Street Short Term Income I Corporation, 6.20% yield, due 7/13/95(a)............      14,892,900
   10,000,000  Vesey Street Short Term Income I Corporation, 6.176% yield, due 7/14/95(a)...........       9,926,841
    5,000,000  Vesey Street Short Term Income I Corporation, 6.15% yield, due 7/28/95(a)............       4,951,313
   25,000,000  Working Capital Management Company L.P., 6.217% yield, due 6/1/95....................      25,000,000
Commercial Paper, continued:
$  15,000,000  Yamaha Motor Owner Trust, 6.065% yield, due 6/15/95(a)...............................  $   14,964,825
                                                                                                      --------------
 Total Commercial Paper                                                                                  780,106,353
                                                                                                      --------------
Corporate Notes (5.1%):
   12,000,000  Bear, Stearns & Company, Incorporated, 6.162% variable rate, due 1/11/96.............      12,000,000
   10,000,000  Ciesco L.P., 6.57%, due 1/22/96......................................................       9,996,846
   14,490,000  Dean Witter Discover & Company, 6.311% variable rate, due 12/15/95...................      14,503,231
   10,500,000  Georgia Power Company, First Mortgage Bonds Remarketed, Series A, 6.03%, due
                7/5/95..............................................................................      10,493,154
   18,000,000  Merrill Lynch & Company, Incorporated, 0.00%, due 7/18/95............................      17,853,840
    5,900,000  Norinchunkin Bank, Ltd., 7.80%, due 8/21/95..........................................       5,906,828
    5,000,000  The Potomac Edison Company, 9.625%, due 6/16/95......................................       5,334,750
                                                                                                      --------------
 Total Corporate Notes                                                                                    76,088,649
                                                                                                      --------------
Municipal Demand Notes (0.4%):
    6,300,000  Durham, N.C., Certificates, Series B, 6.16% variable rate, due 7/1/03................       6,300,000
                                                                                                      --------------
Repurchase Agreements (6.0%):
   45,000,000  Goldman Sachs & Co., 6.17%, due 6/1/95, $45,007,712.50 to be collected at maturity,
                (Collateralized by $70,000,000 Oesterreichische Kontrollbank Aktiengesellschaft,
                Republic of Austria, 5.97%, due 6/9/95); $500,000 Maguire/Thomas Partners,
                Westlake/Southlake
                Partnership, Sumitomo Bank LOC, 6.00%, due 6/5/95; $32,000,000 Federal Business
                Development Bank, 5.88%, due 6/30/95)...............................................      45,000,000

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  CASH INVESTMENT FUND (continued)
Repurchase Agreements, continued:
$  45,000,000  Merrill Lynch Government Securities, Incorporated, 6.15%, due 6/1/95, $45,007,687.50
                to be collected at maturity, (Collateralized by $50,000,000 Omnibus Funding
                Corporation, 5.95%, due 6/30/95; $2,933,000 Dean Witter Discover & Co., 5.90%, due
                8/11/95; $50,000,000 Dean Witter Discover & Co., 5.90%, due 8/18/95.)...............  $   45,000,000
                                                                                                      --------------
 Total Repurchase Agreements                                                                              90,000,000
                                                                                                      --------------
Time Deposits (13.9%):
   45,000,000  First Union National Bank, Nassau Branch, 6.125%, due 6/1/95.........................      45,000,000
   49,906,832  Fuji Bank Ltd., Cayman Branch, 6.156%, due 6/1/95....................................      49,906,832
   45,000,000  Hong Kong Bank of Canada, Toronto, 6.125%, due 6/1/95................................      45,000,000
   22,000,000  Midland Bank PLC, Grand Cayman Bank, 6.156%, due 6/1/95..............................      22,000,000
   45,000,000  Society National Bank, Cayman Branch, 6.125%, due 6/1/95.............................      45,000,000
                                                                                                      --------------
 Total Time Deposits                                                                                     206,906,832
                                                                                                      --------------
 Total Investments (100.0%)                                                                           $1,486,347,412
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  U.S. GOVERNMENT FUND
Agency Notes (19.7%):
$  22,500,000  Federal Home Loan Bank, 4.457% variable rate, due 7/19/95............................  $   22,500,000
   13,000,000  Federal Home Loan Bank, Series HN-1996, 6.64% variable rate, due 4/4/96..............      13,046,262
   41,695,000  Federal Home Loan Mortgage Corporation, 8.70%, due 7/6/95............................      41,779,039
   15,000,000  Federal National Mortgage Association, 6.25% variable rate, due 8/24/95..............      14,853,654
Agency Notes, continued:
$  25,000,000  Federal National Mortgage Association, 5.913% variable rate, due 10/30/95............  $   24,997,944
   25,000,000  Federal National Mortgage Association, 5.913% variable rate, due 1/19/96.............      24,994,293
    4,500,000  Federal National Mortgage Association, 6.90%, due 11/12/96...........................       4,500,551
   25,000,000  Student Loan Marketing Association, 6.20% variable rate, due 6/2/95..................      25,000,149
   25,000,000  Student Loan Marketing Association, 6.59% variable rate, due 8/25/95.................      25,005,474
   25,000,000  Student Loan Marketing Association, 5.48% variable rate, due 7/1/96..................      24,991,543
    7,570,000  Tennessee Valley Authority, 3.995%, due 7/20/95......................................       7,540,885
                                                                                                      --------------
 Total Agency Notes                                                                                      229,209,794
                                                                                                      --------------
Commercial Paper (2.1%):
   25,000,000  Downey Savings & Loan, Federal Home Loan Bank of San Francisco LOC, 6.301% yield, due
                8/31/95.............................................................................      24,614,514
                                                                                                      --------------
Discount Notes (23.3%):
    5,000,000  Federal Farm Credit Bank, 5.949% yield, due 6/12/95..................................       4,991,001
   30,000,000  Federal Home Loan Bank, 5.989% yield, due 6/2/95.....................................      29,995,067
   15,900,000  Federal Home Loan Bank, 6.083% yield, due 6/7/95.....................................      15,884,127
   25,000,000  Federal Home Loan Bank, 5.971% yield, due 6/13/95....................................      24,951,083
   25,000,000  Federal Home Loan Bank, 6.072% yield, due 7/3/95.....................................      24,867,111
    7,200,000  Federal National Mortgage Association, 6.197% yield, due 6/15/95.....................       7,183,004
   17,300,000  Federal National Mortgage Association, 5.995% yield, due 7/18/95.....................      17,167,646
   25,000,000  Federal National Mortgage Association, 6.025% yield, due 8/17/95.....................      24,686,653
    7,000,000  Federal National Mortgage Association, 6.242% yield, due 10/6/95.....................       6,850,600
   39,700,000  Federal National Mortgage Association, 6.058% yield, due 11/14/95....................      38,638,246
   35,000,000  Tennessee Valley Authority, 5.975% yield, due 6/19/95................................      34,897,450

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  U.S. GOVERNMENT FUND (continued)
Discount Notes, continued:
$  25,000,000  Tennessee Valley Authority, 5.86% yield, due 6/20/95.................................  $   24,922,681

   15,000,000  Tennessee Valley Authority, 5.70% yield, due 7/10/95.................................      14,904,613
                                                                                                      --------------

 Total Discount Notes                                                                                    269,939,282
                                                                                                      --------------

Repurchase Agreements (54.9%):

   50,000,000  BA Securities, Incorporated, 6.10%, due 6/1/95, $50,008,472.22 to be collected at maturity, (collateralized by $24,000,000 Federal Home Loan Mortage Corporation
                Discount Notes, 5.82%, due 11/28/95 and $29,045,000, 5.81%, due 12/7/95)............      50,000,000

      685,488  Bear, Stearns & Company, Incorporated, 6.10%, due 6/1/95, $685,604.15 to be collected at maturity, (collateralized by $45,380,000 U.S. Treasury Strip Notes, due 11/15/95;
                $35,841,000 U.S. Treasury Strip Notes, due 2/15/96; $40,870,000 U.S. Treasury Strip
                Notes, due 5/15/96).................................................................         685,488

  150,000,000  Bear, Stearns & Company, Incorporated, 6.185% variable rate, available on demand at
                $150,000,000 plus accrued interest, (collateralized by $94,379,000 U.S. Treasury
                Strip Notes, due 8/15/95; $64,750,000 U.S. Treasury Strip Notes, due 11/15/95)......     150,000,000
  200,000,000  Chemical Securities, Incorporated, 6.125%, due 6/1/95, $200,034,027.78 to be
                collected at maturity, (collateralized by various Federal Home Loan Mortage
                Corporation Discount Notes with an aggregate market value of $205,915,000)..........     200,000,000

Repurchase Agreements, continued:
$  50,000,000  Chemical Securities, Incorporated, 6.15%, due 6/1/95, $50,008,541.67 to be collected at maturity, (collateralized by $51,750,000 Federal National Mortage Association
                Discount Notes, due 8/25/95)........................................................  $   50,000,000
   50,000,000  First Boston Corporation, 5.94%, due 6/7/95, $50,008,250.00 to be collected at
                maturity, (collateralized by $61,181,000 U.S. Treasury Notes, due 1/31/96)..........      50,000,000
   37,000,000  First National Bank Chicago, 6.10%, due 6/1/95, $37,006,269.44 to be collected at maturity, (collateralized by $25,000,000 U.S. Treasury Bills, due 9/28/95;
                $13,935,000 U.S. Treasury Bills, due 5/2/96)........................................      37,000,000
   50,000,000  First National Bank Chicago, 6.10%, due 6/1/95, $50,008,472.22 to be collected at maturity, (collateralized by $9,270,000 U.S. Treasury Notes, due 6/1/95; $50,000,000
                U.S. Treasury Notes, due 9/30/95; $13,720,000 U.S. Treasury Notes, due 12/31/95;
                $50,000,000 U.S. Treasury Notes, due 4/15/96; $23,500,000 U.S. Treasury Notes, due
                5/31/96)............................................................................      50,000,000
   50,000,000  Goldman Sachs, 6.10%, due 6/1/95, $50, 008,472.22 to be collected at maturity
                (collateralized by $53,395,000 U.S. Treasury Bills, due 3/7/96).....................      50,000,000
                                                                                                      --------------
 Total Repurchase Agreements                                                                             637,685,488
                                                                                                      --------------
 Total Investments (100.0%)                                                                           $1,161,449,078
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  TREASURY FUND
U.S. Treasury Bills (86.8%):
$  50,000,000  U.S. Treasury, 5.656% yield, due 6/1/95..............................................  $   50,000,000

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  TREASURY FUND (continued)
U.S. Treasury Bills, continued:
$   4,775,000  U.S. Treasury, 5.903% yield, due 6/1/95..............................................  $    4,775,000
   16,260,000  U.S. Treasury, 6.00% yield, due 6/1/95...............................................      16,260,000
   25,000,000  U.S. Treasury, 5.60% yield, due 6/8/95...............................................      24,973,361
   50,000,000  U.S. Treasury, 5.705% yield, due 6/22/95.............................................      49,836,958
   25,000,000  U.S. Treasury, 5.857% yield, due 6/22/95.............................................      24,916,874
    6,190,000  U.S. Treasury, 5.913% yield, due 6/22/95.............................................       6,169,274
   10,000,000  U.S. Treasury, 5.847% yield, due 6/29/95.............................................       9,955,784
   25,000,000  U.S. Treasury, 5.63% yield, due 7/6/95...............................................      24,866,320
   20,265,000  U.S. Treasury, 5.668% yield, due 7/6/95..............................................      20,155,457
   25,000,000  U.S. Treasury, 5.844% yield, due 7/6/95..............................................      24,861,823
   50,000,000  U.S. Treasury, 5.718% yield, due 7/13/95.............................................      49,675,667
   11,000,000  U.S. Treasury, 5.743% yield, due 7/13/95.............................................      10,928,262
   25,000,000  U.S. Treasury, 5.674% yield, due 7/20/95.............................................      24,811,827
   50,000,000  U.S. Treasury, 5.822% yield, due 7/27/95.............................................      49,559,390
   11,650,000  U.S. Treasury, 5.842% yield, due 7/27/95.............................................      11,547,066
   25,000,000  U.S. Treasury, 5.704% yield, due 8/3/95..............................................      24,756,313
   50,000,000  U.S. Treasury, 5.86% yield, due 8/10/95..............................................      49,445,833
   25,000,000  U.S. Treasury, 5.781% yield, due 8/24/95.............................................      24,671,875
   25,000,000  U.S. Treasury, 5.859% yield, due 9/21/95.............................................      24,559,000
   25,000,000  U.S. Treasury, 5.916% yield, due 10/26/95............................................      24,419,147
   25,000,000  U.S. Treasury, 5.828% yield, due 11/2/95.............................................      24,400,042
                                                                                                      --------------
 Total U.S. Treasury Bills                                                                               575,545,273
                                                                                                      --------------
U.S. Treasury Notes (13.2%):
   38,000,000  U.S. Treasury, 4.25%, due 7/31/95....................................................      37,885,742
U.S. Treasury Notes, continued:
$  50,000,000  U.S. Treasury, 4.625%, due 8/15/95...................................................  $   49,853,480
                                                                                                      --------------
 Total U.S. Treasury Notes                                                                                87,739,222
                                                                                                      --------------
 Total Investments (100.0%)                                                                            $ 663,284,495
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  READY CASH INVESTMENT FUND
Agency Notes (4.9%):
$  10,000,000  Federal Home Loan Bank, .10% variable rate, due 11/15/95.............................  $    9,725,981
   10,000,000  Federal Home Loan Bank, Series HN-1996, 6.64% variable rate, due 4/4/96..............      10,035,586
   11,000,000  Federal Home Loan Bank, 6.105%, due 5/16/96..........................................      10,988,850
    8,000,000  Federal Home Loan Mortgage Corporation, 8.70%, due 7/6/95............................       8,013,243
                                                                                                      --------------
 Total Agency Notes                                                                                       38,763,660
                                                                                                      --------------
Asset Backed Securities (4.2%):
   25,000,000  Medium Term Structured Enhanced Return Trusts, Series 1994-A-05, 6.112% variable
                rate, due 1/25/96(a)................................................................      25,000,000
    5,000,000  Money Market Auto Loan Trust 1990-1, 6.255% variable rate, due 4/30/97...............       5,000,000
      454,546  Money Market Credit Card Trust 1989-1, 6.15% variable rate, due 6/12/95..............         454,546
    2,463,216  Small Business Administration
                Guaranteed Loan Pool 502524, 6.75% variable rate, due 2/25/04.......................       2,463,216
                                                                                                      --------------
 Total Asset Backed Securities                                                                            32,917,762
                                                                                                      --------------
Bank Notes (4.8%):
   15,000,000  American Express Centurion Bank, 6.062% variable rate, due 6/14/95...................      15,000,000
   10,000,000  American Express Centurion Bank, 6.062% variable rate, due 10/20/95..................      10,000,000
    3,170,000  Bank of New York, 6.00% variable rate, due 1/12/96...................................       3,169,456
   10,000,000  First National Bank of Chicago, 6.25%, due 6/3/96....................................      10,000,000
                                                                                                      --------------
 Total Bank Notes                                                                                         38,169,456
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  READY CASH INVESTMENT FUND (continued)
Certificates of Deposit (4.3%):
$   5,000,000  Australia & New Zealand Banking Group Ltd., 6.50%, due 8/17/95.......................  $    5,000,000
   15,000,000  Compagnie Financiere de CIC et de l'Union Europeene, New York Branch, 6.50%, due
                9/26/95.............................................................................      15,000,000
    5,000,000  Lloyds Bank PLC, 6.37%, due 8/17/95..................................................       5,001,385
    5,000,000  Mitsubishi Bank Ltd., New York Branch, 7.70%, due 12/18/95...........................       5,028,274
    4,000,000  Mitsubishi Bank Ltd., New York Branch, 6.45%, due 5/24/96............................       4,001,316
                                                                                                      --------------
 Total Certificates of Deposit                                                                            34,030,975
                                                                                                      --------------
Commercial Paper (56.3%):
    7,000,000  ABS Commercial Paper, Incorporated, 6.09% yield, due 6/23/95.........................       6,974,205
    8,900,000  ABS Commercial Paper, Incorporated, 6.078% yield, due 7/11/95........................       8,840,469
   10,000,000  Arena Funding Corporation, 6.04% yield, due 7/25/95(a)...............................       9,910,300
    6,000,000  Atlas Funding Corporation, 6.08% yield, due 6/21/95(a)...............................       5,979,833
    5,000,000  Banca CRT Financial Corporation, 6.18% yield, due 8/25/95............................       4,927,042
    9,000,000  Creative Capital Corporation, 6.086% yield, due 8/23/95(a)...........................       8,875,500
    6,400,000  Dealers Capital Access Trust, 6.077% yield, due 6/19/95..............................       6,380,640
   15,000,000  Diamond Asset Funding Corporation, 6.14% yield, due 7/31/95(a).......................      14,848,750
   14,905,000  Freedom Asset Funding Corporation, 6.042% yield, due 6/5/95..........................      14,895,047
    2,600,000  GTE Hawaiian Telephone Company, Incorporated, 6.056% yield, due 6/1/95...............       2,600,000
   13,000,000  Holland Limited Securitization,
                Incorporated, 6.07% yield, due 6/12/95(a)...........................................      12,975,968
    5,500,000  Holland Limited Securitization,
                Incorporated, 6.078% yield, due 6/19/95(a)..........................................       5,483,363
Commercial Paper, continued:
$  24,900,000  Industrial Funding Corporation, 6.060% yield, due 7/18/95............................  $   24,704,950
    5,750,000  JAL Capital Corporation, 6.222% yield, due 6/21/95(a)................................       5,730,450
    5,000,000  JAL Capital Corporation, 6.078% yield, due 8/25/95(a)................................       4,929,285
   10,000,000  Jet Funding Corporation, 6.24% yield, due 6/30/95....................................       9,950,458
   15,000,000  Jet Funding Corporation, 6.232% yield, due 8/31/95...................................      14,768,709
   12,000,000  McKenna Triangle National Corporation, 6.503% yield, due 8/31/95(a)..................      11,809,507
    5,000,000  Merrill Lynch & Company, Incorporated, 6.15% yield, due 9/18/95......................       4,906,897
   15,000,000  Monte Blanc Capital Corporation, 6.028% yield, due 6/7/95(a).........................      14,985,000
   20,000,000  Oak Funding Corporation, 6.092% yield, due 8/17/95...................................      19,743,334
   10,000,000  Old Line Funding Corporation, 6.056% yield, due 6/13/95(a)...........................       9,979,933
    8,000,000  Old Line Funding Corporation, 6.058% yield, due 6/16/95(a)...........................       7,979,933
   10,000,000  Pacific Dunlop Holdings, Incorporated, 6.324% yield, due 10/10/95(a).................       9,776,937
   10,000,000  Quebec (Province of), Canada, 6.319% yield, due 12/14/95.............................       9,669,522
    5,500,000  SFC (USA) Incorporated, 6.10% yield, due 7/5/95(a)...................................       5,468,314
   20,000,000  SFC (USA) Incorporated, 6.142% yield, due 7/31/95(a).................................      19,798,333
    7,000,000  Seven Hills Funding Corporation, 6.08% yield, due 6/30/95(a).........................       6,965,885
   15,000,000  Stellar Capital Corporation, 6.057% yield, due 7/25/95(a)............................      14,865,000
   15,000,000  Stellar Capital Corporation, 6.239% yield, due 10/5/95(a)............................      14,681,326
    5,000,000  Stellar Capital Corporation, 6.092% yield, due 10/18/95(a)...........................       4,885,518
   10,000,000  Sumitomo Corporation of America, 7.308% yield, due 10/6/95...........................       9,755,525

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  READY CASH INVESTMENT FUND (continued)
Commercial Paper, continued:
$  15,000,000  Sweden (Kingdom of), 6.34% yield, due 11/1/95........................................  $   14,609,850
   15,000,000  Thames Funding Incorporated, 6.108% yield, due 6/16/95(a)............................      14,962,188
   10,816,000  Tri-Lateral Capital Incorporated, 6.24% yield, due 6/5/95(a).........................      10,808,621
   20,000,000  Tri-Lateral Capital
                Incorporated, 6.199% yield,
                due 6/12/95(a)......................................................................      19,962,600
   13,000,000  Vattenfall Treasury Incorporated, 6.323% yield, due 10/18/95.........................      12,692,810
    5,000,000  Vesey Street Short Term Income I Corporation, 6.20% yield, due 7/13/95(a)............       4,964,300
   10,000,000  Vesey Street Short Term Income I Corporation, 6.176% yield, due 7/14/95(a)...........       9,926,841
    2,500,000  Vesey Street Short Term Income I Corporation, 6.15% yield, due 7/28/95(a)............       2,475,657
   14,471,000  Working Capital Management Company L.P., 6.217% yield, due 6/1/95....................      14,471,000
   10,000,000  Yamaha Motor Owner Trust, 6.065% yield, due 6/15/95(a)...............................       9,976,550
                                                                                                      --------------
 Total Commercial Paper                                                                                  442,896,350
                                                                                                      --------------
Corporate Notes (7.0%):
    5,000,000  Abbey National Treasury Services PLC, 7.05%, due 3/1/96..............................       5,000,000
    4,000,000  Bear, Stearns & Company, Incorporated, 6.375% variable rate, due 7/20/95.............       4,001,049
   10,000,000  Bear, Stearns & Company, Incorporated, 5.83% variable rate, due 12/29/95.............       9,984,882
    8,000,000  Bear, Stearns & Company, Incorporated, 6.162% variable rate, due 1/11/96.............       8,000,000
   10,000,000  Dean Witter Discover & Company, 6.311% variable rate, due 12/15/95...................      10,012,313
Corporate Notes, continued:
$   8,000,000  Merrill Lynch & Company, Incorporated, 0.00% (6.375% effective yield), due 7/18/95...  $    7,935,040
   10,000,000  Sanwa Business Credit Corporation, 6.30% variable rate, due 12/1/95(a)...............       9,990,008
                                                                                                      --------------
 Total Corporate Notes                                                                                    54,923,292
                                                                                                      --------------

Medium Term Notes (.6%):
    5,000,000  Compagnie Bancaire (USA) Funding Corporation, 6.312% variable rate, due 6/12/95(a)...       5,000,217
                                                                                                      --------------
Repurchase Agreements (5.6%):
   22,000,000  Goldman Sachs & Co., 6.17%, due 6/1/95, $22,003,770.56 to be collected at maturity,
                (Collateralized by $500,000 Maguire/Thomas Partners, Westlake/Southlake Partnership,
                Sumitomo Bank LOC, 6.00%, due 6/5/95; $70,000,000 Oesterreichische Kontrollbank
                Aktiengesellschaft, Republic of Austria, 5.97%, due 6/9/95; $32,000,000 Federal
                Business Development Bank, 5.88%, due 6/30/95)......................................      22,000,000
   22,000,000  Merrill Lynch Government Securities, Incorporated, 6.15%, due 6/1/95, $22,003,758.33
                to be collected at maturity, (Collateralized by $50,000,000 Omnibus Funding
                Corporation, 5.95%, due 6/30/95; $2,933,000 Dean Witter Discover & Co., 5.90%, due
                8/11/95; $50,000,000 Dean Witter Discover & Co., 5.90%, due 8/18/95)................      22,000,000
                                                                                                      --------------
 Total Repurchase Agreements                                                                              44,000,000
                                                                                                      --------------
Time Deposits (12.3%):
   22,000,000  First Union National Bank, Nassau Branch, 6.125%, due 6/1/95.........................      22,000,000
   19,633,026  Fuji Bank Ltd., Cayman Branch, 6.156%, due 6/1/95....................................      19,633,026

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  READY CASH INVESTMENT FUND (continued)
Time Deposits, continued:
$  22,000,000  Hong Kong Bank of Canada, Toronto, 6.125%, due 6/1/95................................  $   22,000,000
   11,000,000  Midland Bank PLC, Grand Cayman Branch, 6.156%, due 6/1/95............................      11,000,000
   22,000,000  Society National Bank, Cayman Branch, 6.125%, due 6/1/95.............................      22,000,000
                                                                                                      --------------
 Total Time Deposits                                                                                      96,633,026
                                                                                                      --------------
 Total Investments (100.0%)                                                                            $ 787,334,738
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  MUNICIPAL MONEY MARKET FUND
Municipal Bonds & Notes (97.8%):
Alaska (0.3%):
$   1,000,000  North Slope Boro, AK, General Obligation Bonds, Series B, 4.75%, due 6/30/95.........  $    1,000,000
                                                                                                      --------------
Arizona (1.8%):
    4,400,000  Chandler, AZ, Industrial Development Authority, Industrial Development Revenue Bonds,
                Parsons Municipal Services, Incorporated, National Westminster Bank, USA LOC, 4.55%
                variable rate, due 12/15/09.........................................................       4,400,000
    1,400,000  Phoenix, AZ, General Obligation Bonds, Series 1, 4.10% variable rate, due 6/1/19.....       1,400,000
                                                                                                      --------------
                                                                                                           5,800,000
                                                                                                      --------------
California (7.3%):
    5,000,000  California State Tax and Revenue Anticipation Notes, 4.365% variable rate, due
                6/28/95.............................................................................       4,999,730
    5,750,000  Indio, CA, Multi-Family Housing Revenue Bonds, Western Federal Savings Project,
                Western Federal Savings LOC, 4.75% variable rate, due 6/1/05........................       5,750,000
    8,000,000  Orange County, CA, Tax & Revenue Anticipation Notes, Series B, 4.244% variable rate,
                due 8/10/95.........................................................................       6,320,000
California, continued:
               LOC Agreement with Trust Company Bank................................................  $    1,680,000
                                                                                                      --------------
                                                                                                           8,000,000
$   5,290,000  Pomona, CA, Redevelopment Agency, Multi-Family Housing Revenue Bonds, Mercury Savings
                & Loan LOC, 4.60% variable rate, due 12/1/07........................................       5,290,000
                                                                                                      --------------
                                                                                                          24,039,730
                                                                                                      --------------
Colorado (4.5%):
    1,210,000  Adams County, CO, Industrial Development Revenue Bonds, Yellow Freight Systems,
                Incorporated, Union Bank of Switzerland LOC, 3.90% variable rate, due 12/1/03.......       1,210,000
    1,110,000  Auroro, CO, Multi-Family Housing Revenue Bonds, Laredo Apartments Project, First Bank
                LOC, 4.25% variable rate, due 10/1/18...............................................       1,110,000
    3,330,000  Colorado Health Facilities Authority Revenue Bonds, Valley View Hospital Association
                Project, Fuji Bank Ltd. LOC, 3.70% variable rate, due 10/1/12.......................       3,330,000
    3,500,000  Denver, CO, City & County Multi-Family Housing Revenue Bonds, Cottonwood Creek,
                Series A, General Electric Credit Corporation LOC, 4.15% variable rate, due
                4/15/14.............................................................................       3,500,000
    5,500,000  Lakewood, CO, Multi-Family Housing Revenue Bonds, St. Moritz & Diamondhead Project,
                Dai-Ichi Kango Bank Ltd. LOC, 4.15% variable rate, due 10/1/07......................       5,500,000
                                                                                                      --------------
                                                                                                          14,650,000
                                                                                                      --------------
Florida (10.2%):
    2,075,000  Brevard County, FL, Housing Finance Authority, Multi-Family Housing Revenue Bonds,
                Malabar Lakes & Parks Village, Series A, First Bank LOC, 3.90% variable rate, due
                12/1/10.............................................................................       2,075,000

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MUNICIPAL MONEY MARKET FUND (continued)
Florida, continued:
$   5,170,000  Dade County, FL, Housing Finance Authority, Multi-Family Mortgage Revenue Bonds,
                Cutler Club Apartment Project, Series J, guaranteed by John Hancock Mutual Life,
                4.00% variable rate, due 2/1/05.....................................................  $    5,170,000

    1,500,000  Dade County, FL, Multi-Family Housing Revenue Bonds, Mayan Tower & Villa, Series M,
                guaranteed by John Hancock Mutual Life, 4.00% variable rate, due 12/1/29............       1,500,000

    1,530,000  Florida Housing Finance Agency, Multi-Family Mortgage Revenue Bonds, Series 1983 I,
                Connecticut General Life Insurance Company LOC, 3.95% variable rate, due 12/1/05....       1,530,000

    1,200,000  Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds, 1984 Project,
                Series A, Wells Fargo Bank LOC, 4.20% variable rate, due 4/1/07.....................       1,200,000

    2,300,000  Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds, Webb Road Project
                #1, Series 1984 B, Wells Fargo Bank LOC, 4.20% variable rate, due 4/1/07............       2,300,000

    1,150,000  Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds, Buena Vista
                Project, guaranteed by New England Mutual Life, 4.05% variable rate, due 11/1/07....       1,150,000

    6,600,000  Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds, Country Club
                Project, Bankers Trust LOC, 4.60% variable rate, due 12/1/07........................       6,600,000
Florida, continued:
$   3,300,000  Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds, Windwood Oaks
                Project, Wells Fargo Bank LOC, 4.20% variable rate, due 5/1/08......................  $    3,300,000
    1,800,000  Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds, Carlton Project,
                Sumitomo Bank LOC, 3.90% variable rate, due 12/1/08.................................       1,800,000
    1,600,000  Hillsborough County, FL, Industrial Development Authority, Port Facilities Revenue
                Bonds, Seaboard System Railroad, Incorporated Project, National Bank Detroit LOC,
                4.55% variable rate, due 10/15/99...................................................       1,600,000
    2,400,000  Indian River County, FL, District Hospital Revenue Bonds, Kredietbank LOC, 3.90%
                variable rate, due 10/1/15, crossover refunded 5/2/10 at 100........................       2,400,000
    3,000,000  Orange County, FL, Housing Finance Authority, Multi-Family Housing Revenue Bonds, Sun
                Lake Apartments Project, Dai-Ichi Kangyo, NY LOC, 4.50% variable rate, due 11/1/97,
                mandatory put 11/1/95 at 100........................................................       3,000,000
                                                                                                      --------------
                                                                                                          33,625,000
                                                                                                      --------------
Georgia (2.9%):
    8,000,000  Municipal Electric Authority of Georgia, Adjustable Rate Subordinated General
                Resolution Bonds, Series 1985 C, 4.90% variable rate, due 3/1/96....................       8,000,000
    1,600,000  Municipal Electric Authority of Georgia, Money Market Municipal Subordinated General
                Resolution Bonds, Series 1985 A, 4.10% variable rate, due 6/22/95...................       1,600,000
                                                                                                      --------------
                                                                                                           9,600,000
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MUNICIPAL MONEY MARKET FUND (continued)
Hawaii (0.9%):

$   3,000,000  Hawaii State Department of Budget & Finance, Special Purpose Mortgage Revenue Bonds,
                G.N. Wilcox Memorial Hospital Project, Fuji Bank Ltd. NY LOC, 4.30% variable rate,
                due 7/1/18..........................................................................  $    3,000,000
                                                                                                      --------------
Illinois (16.2%):

    1,500,000  Cook County, IL, General Obligation Tender Notes, Public Safety Project, Series A,
                Northern Trust and First Chicago LOC's, 3.95% variable rate, due 3/1/00.............       1,500,000

    2,015,000  Des Plaines, IL, Industrial Development Revenue Bonds, Oakton Partners Project, 4.50%
                variable rate, due 12/1/15..........................................................       2,015,000

    2,500,000  Illinois Development Finance Authority, Industrial Development Revenue Bonds,
                Supervalu Incorporated Project, Wachovia Corporation LOC, 4.00% variable rate, due
                2/1/01..............................................................................       2,500,000
   13,610,000  Illinois Development Finance Authority, Multi-Family Housing Revenue Bonds, Garden
                Glen Apartments, guaranteed by CNA Insurance, 4.50% variable rate, due 12/1/13......      13,610,000

    3,500,000  Illinois Development Financial Authority, Multi-Family Housing Revenue Bonds, Council
                Jewish Elderly Project, La Salle Bank LOC, 4.20% variable rate, due 3/1/15..........       3,500,000

      960,000  Illinois Development Finance Authority, Industrial Development Revenue Bonds, North
                Wacker Drive, 4.50% variable rate, due 12/1/15......................................         960,000
Illinois, continued:
$   2,000,000  Illinois Development Finance Authority, Industrial Development Revenue Bonds,
                Webster-Wayne Shopping Project, 4.50% variable rate, due 12/1/15....................  $    2,000,000
    5,500,000  Illinois Educational Facilities Revenue Bonds, Illinois Institute of Technology,
                Series A, Northern Trust LOC, 3.80% variable rate, due 9/1/25.......................       5,500,000
    7,000,000  Illinois Health Facilities Authority Revenue Bonds, Resurrection Health Care System,
                4.25% variable rate, due 5/1/11.....................................................       7,000,000
    6,800,000  Lombard, IL, Industrial Development Revenue Refunding Bonds, 2500 Highland Avenue,
                Mid-America Federal Savings & Loan LOC, 4.40% variable rate, due 12/1/06............       6,800,000
    2,975,000  Orland Hills, IL, Multi-Family Mortgage Revenue Bonds, 88th Avenue Project, Series A,
                Home Savings & Loan LOC, 4.50% variable rate, due 12/1/07...........................       2,975,000
    4,855,000  Palatine, IL, Multi-Family Housing Revenue Bonds, Hamilton Place Project, Concordia &
                Elmhurst Federal Savings & Loan LOC, 4.50% variable rate, due 12/1/08...............       4,855,000
                                                                                                      --------------
                                                                                                          53,215,000
                                                                                                      --------------
Indiana (4.2%):
    6,000,000  Indiana Bond Bank Notes, Advance Funding Program, Series A-3, 4.123% variable rate,
                due 1/10/96.........................................................................       6,000,000
    2,825,000  Indiana Health Facilities Financing Authority, Health Care Revenue Bonds, Capital
                Access Pooled Program, Comerica Bank LOC, 3.75% variable rate, due 8/1/06...........       2,825,000
    5,000,000  Indiana Health Facilities Financing Authority, Health Care Revenue Bonds, St. Anthony
                Medical Center Project, Sanwa Bank Ltd. LOC, 4.10% variable rate, due 12/1/14.......       5,000,000
                                                                                                      --------------
                                                                                                          13,825,000
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MUNICIPAL MONEY MARKET FUND (continued)
Iowa (6.7%):

$   4,000,000  Council Bluffs, IA, Health Care Revenue Bonds, Catholic Health-Mercy Hospital
                Project, Fuji Bank Ltd. LOC, 4.30%, due 10/1/95.....................................  $    4,000,000

    5,000,000  Louisa County, IA, Pollution Control Revenue Bonds, Iowa-Illinois Gas & Electric
                Company Project, Series A, Rabobank Nederland LOC, 3.90% variable rate, due
                9/1/16..............................................................................       5,000,000
    1,800,000  University of Iowa, Corporate Facilities Revenue Bonds, Human Biology Research,
                Series A, Bank of Tokyo, Ltd. LOC, 3.75% variable rate, due 6/1/05..................       1,800,000

    6,000,000  Urbandale, IA, Industrial Development Revenue Bonds, Interstate Acres L.P. Project,
                guaranteed by Principal Mutual Life Insurance, 4.30% variable rate, due 12/1/14.....       6,000,000

    4,000,000  Urbandale, IA, Industrial Development Revenue Bonds, Aurora Business Park Association
                Project, guaranteed by Principal Mutual Life Insurance, 4.35% variable rate, due
                10/1/15.............................................................................       4,000,000

    1,100,000  Urbandale, IA, Industrial Development Revenue Bonds, Meredith Drive Association
                Project, guaranteed by Principal Mutual Life Insurance, 4.35% variable rate, due
                11/1/15.............................................................................       1,100,000
                                                                                                      --------------
                                                                                                          21,900,000
                                                                                                      --------------
Kansas (1.8%):

    2,200,000  Lawrence, KS, Commercial Development Revenue Bonds, Kandel Hotel Investment Project,
                4.50% variable rate, due 7/1/16, mandatory put 7/1/95 at 100........................       2,200,000
Kansas, continued:
$   3,800,000  Manhattan, KS, Commercial Development Revenue Bonds, Del Hotel Investment, guaranteed by Lehman Holding Company, 5.00% variable rate, due 8/1/16, mandatory put 8/1/95 at
                100.................................................................................  $    3,800,000
                                                                                                      --------------
                                                                                                           6,000,000
                                                                                                      --------------
Kentucky (0.3%):
    1,000,000  Kentucky Association of Counties, Reinsurance Trust Revenue Bonds, Hong Kong Shanghai
                & Marine Midland Bank LOC's, 3.75% variable rate, due 9/1/15........................       1,000,000
                                                                                                      --------------
Louisiana (2.8%):
    3,040,000  Bossier Parish, LA, Industrial Development Board, Incorporated, Economic Development
                Revenue Bonds, H.J. Wilson, Incorporated Project, Industrial Bank of Japan, NY LOC,
                4.40% variable rate, due 12/1/07, mandatory put 12/1/95 at 100......................       3,025,953
    2,000,000  Caddo Parish, LA, Industrial Development Board, Pollution Control Revenue Bonds,
                Pennzoil Company Project, Mellon Bank LOC, 4.55% variable rate, due 12/1/12.........       2,000,000
    1,200,000  Louisiana Public Facilities Authority, Hospital Equipment Revenue Refunding Bonds,
                Series A, Sumitomo Bank LOC, 3.90% variable rate, due 12/1/05.......................       1,200,000
    3,000,000  Louisiana Public Facilities Authority, Pollution Control Revenue Bonds, Allied
                Signal, Incorporated Project, guaranteed by Allied Signal, Incorporated, 3.90%
                variable rate, due 8/1/17...........................................................       3,000,000
                                                                                                      --------------
                                                                                                           9,225,953
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MUNICIPAL MONEY MARKET FUND (continued)
Maryland (1.3%):
$   4,200,000  Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Revenue
                Refunding Bonds, Issue I, guaranteed by Commonwealth Life, 4.05% variable rate, due
                11/1/20.............................................................................  $    4,200,000
                                                                                                      --------------
Michigan (1.5%):
    4,950,000  Flint, MI, Hospital Building Authority, Health Care Revenue Bonds, Comerica Bank,
                Detroit LOC, 4.20% variable rate, due 7/1/00........................................       4,950,000
                                                                                                      --------------
Minnesota (7.3%):
    4,700,000  Blaine, MN, Industrial Development Revenue Bonds, Supervalu Incorporated Project,
                Wachovia Corporation LOC, 4.00% variable rate, due 11/1/13..........................       4,700,000
    4,300,000  Bloomington, MN, Multi-Family Housing Revenue Bonds, Hampshire Apartments Project,
                Phoenix Mutual Life insured, 4.29% variable rate, due 12/1/05.......................       4,300,000
    2,350,000  Cottage Grove, MN, Industrial Development Revenue Bonds, SuperValu Incorporated
                Project, 4.00% variable rate, due 10/1/05...........................................       2,350,000
    2,180,000  Lakeville, MN, Independent School District, General Obligation Certificates of
                Anticipation, 4.19%, due 9/30/95....................................................       2,174,354
    3,195,000  Osseo, MN Independent School District, General Obligation School District Trust
                Certificates, 4.25% variable rate, due 2/1/14.......................................       3,195,000
    1,510,000  Richfield, MN, Independent School District, General Obligation School District Trust
                Certificates, FGIC insured, 4.25% variable rate, due 2/1/12.........................       1,510,000
Minnesota, continued:
$   1,000,000  Richfield, MN, Independent School District, General Obligation School District Trust
                Certificates, FGIC insured, 4.25% variable rate, due 2/1/15.........................  $    1,000,000
    4,600,000  St. Louis Park, MN, Industrial Development Revenue Bonds, Unicare Homes, Incorporated
                Project, Banque Paribas LOC, 4.15% variable rate, due 8/1/14........................       4,600,000
                                                                                                      --------------
                                                                                                          23,829,354
                                                                                                      --------------
Missouri (3.6%):
    2,855,000  Dunklin County, MO, Industrial Development Authority, Industrial Development Revenue
                Refunding Bonds, National HealthCorp Project, Bank of Tokyo Ltd. LOC, 4.25% variable
                rate, due 12/1/10...................................................................       2,855,000
    2,200,000  Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue
                Bonds, JC Nichols Company Project, guaranteed by Principal Financial Group, 4.35%
                variable rate, due 5/1/15...........................................................       2,200,000
    3,700,000  Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue
                Bonds, Coach House II Project, guaranteed by Principal Financial Group, 4.35%
                variable rate, due 12/1/15..........................................................       3,700,000
    3,000,000  Missouri State Environmental Improvement & Energy Resources Authority, Pollution
                Control Revenue Bonds, Noranda Aluminum, Incorporated, Project, Sanwa Bank LOC,
                3.75% variable rate, due 10/1/02....................................................       3,000,000
                                                                                                      --------------
                                                                                                          11,755,000
                                                                                                      --------------
Nevada (1.6%):
    5,100,000  Clark County, NV, Industrial Development Revenue Bonds, Nevada Power Company Project,
                Fuji Bank Ltd. LOC, 4.30% variable rate, due 12/1/15................................       5,100,000
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MUNICIPAL MONEY MARKET FUND (continued)
New Jersey (0.9%):

$   2,965,000  Newark, NJ, Health Care Facilities Revenue Bonds, New Community Facility, Series A,
                Sumitomo Bank LOC, 4.40%, due 8/3/95................................................  $    2,965,000
                                                                                                      --------------
North Carolina (1.5%):

    5,000,000  Person County, NC, Industrial Facilities & Pollution Control Financing Authority,
                Pollution Control Revenue Bonds, 3.75% variable rate, due 11/1/19...................       5,000,000
                                                                                                      --------------
Ohio (3.5%):

    5,200,000  Hamilton County, OH, Industrial Development Revenue Bonds, Community Urban
                Redevelopment Project, National Westminster LOC, 4.55% variable rate, due
                10/15/12............................................................................       5,200,000

    1,575,000  Ohio State University, Educational Facilities Revenue Bonds, General Receipts, 4.10%
                variable rate, due 12/1/06..........................................................       1,575,000

    4,800,000  Stark County, OH, Industrial Development Revenue Bonds, CR/PL, Incorporated Project,
                American National Bank & Trust LOC, 4.30% variable rate, due 9/1/01.................       4,800,000
                                                                                                      --------------
                                                                                                          11,575,000
                                                                                                      --------------
Oregon (0.9%):

    1,100,000  Jackson County, OR, Pollution Control Revenue Bonds, guaranteed by Minnesota Mining &
                Manufacturing, 4.10% variable rate, due 8/1/22......................................       1,100,000

    1,900,000  Port Morrow, OR, Transportation Revenue Bonds, Boardman Project, Industrial Bank of
                Japan LOC, 4.10% variable rate, due 10/1/13.........................................       1,900,000
                                                                                                      --------------
                                                                                                           3,000,000
                                                                                                      --------------
Pennsylvania (1.3%):
$     300,000  Butler County, PA, Industrial Development Authority, Pollution Control Revenue Bonds,
                Pennzoil Company Project, Mellon Bank LOC, 4.55% variable rate, due 12/1/12.........  $      300,000
    4,100,000  Chartiers Valley, PA, Industrial & Commercial Development Authority, Industrial
                Development Revenue Bonds, guaranteed by ADP Incorporated, 4.76% variable rate, due
                11/15/17............................................................................       4,100,000
                                                                                                      --------------
                                                                                                           4,400,000
                                                                                                      --------------
Rhode Island (2.0%):
    6,490,000  Rhode Island Housing & Mortgage Finance Corporation, Multi-Family Housing Revenue
                Bonds, AMBAC insured, 5.00% variable rate, due 7/1/96...............................       6,502,201
                                                                                                      --------------
South Carolina (1.1%):
    2,495,000  Georgetown County, SC, Jail Facilities Certificates of Participation, Sumitomo Bank
                LOC, 4.45% variable, due 4/15/96....................................................       2,495,000
    1,000,000  York County, SC, Pollution Control Revenue Bonds, North Carolina Electric Project,
                CFC insured, 4.30%, due 9/15/95.....................................................       1,000,125
                                                                                                      --------------
                                                                                                           3,495,125
                                                                                                      --------------
Texas (5.5%):
    4,950,000  Bexar County, TX, Housing Finance Corporation, Multi-Family Housing Revenue Bonds,
                Park Hill Development Project, Series B, guaranteed by New England Mutual Life
                Insurance Company, 4.20% variable rate, due 6/1/05..................................       4,950,000
    3,100,000  Bexar County, TX, Housing Finance Corporation, Multi-Family Housing Revenue Bonds,
                Series 1984 A, 4.00% variable rate, due 11/1/06.....................................       3,100,000

                      See notes to financial statements.

NORWEST FUNDS -- MONEY MARKET FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MUNICIPAL MONEY MARKET FUND (continued)
Texas, continued:
$   1,065,000  San Antonio, TX, Higher Education Authority, Educational Facilities Revenue Bonds,
                Lloyds Bank LOC, 4.15% variable rate, due 12/1/15...................................  $    1,065,000
    9,000,000  State of Texas, Tax & Revenue Anticipation Notes, 4.37% variable rate, due 8/31/95...       9,000,000
                                                                                                      --------------
                                                                                                          18,115,000
                                                                                                      --------------
Utah (1.3%):
    4,100,000  Intermountain Power Agency, UT, Power Supply Revenue Refunding Bonds, Series H,
                9.00%, due 7/1/19, crossover refunded 7/1/95 at 101.50..............................       4,174,141
                                                                                                      --------------
Virginia (1.2%):
    4,000,000  Louisa, VA, Tax-Exempt Commercial Paper, guaranteed by Virginia Electric Power
                Company, 4.00% variable rate, due 7/27/95...........................................       4,000,000
                                                                                                      --------------
Washington (0.5%):
    1,400,000  Washington State Housing Finance Commission, Multi-Family Mortgage Revenue Bonds,
                Pacific First Federal, Series B, Federal Home Loan Bank of Seattle LOC, 3.95%
                variable rate, due 10/1/20..........................................................       1,400,000
      100,000  Washington State Housing Finance Commission, Nonprofit Housing Revenue Bonds, Emerald
                Heights Project, Banque Paribas LOC, 4.30% variable rate, due 1/1/21................         100,000
                                                                                                      --------------
                                                                                                           1,500,000
                                                                                                      --------------
Washington, D.C. (1.7%):
    2,100,000  District of Columbia, Educational Facilities Revenue Bonds, Georgetown University,
                Series D, Sanwa Bank LOC, 3.75% variable rate, due 4/1/17...........................       2,100,000
Washington, D.C., continued:
$   2,400,000  District of Columbia, Educational Facilities Revenue Bonds, American Association of
                Advancement for Science, NationsBank of Maryland LOC, 4.25% variable rate, due
                10/1/22.............................................................................  $    2,400,000
    1,000,000  District of Columbia, Supplemental Student Loan Revenue Bonds, CONSERN Loan Program,
                Mitsubishi Bank LOC, 4.05% variable rate, due 7/1/01................................       1,000,000
                                                                                                      --------------
                                                                                                           5,500,000
                                                                                                      --------------
Wisconsin (0.9%):
    1,115,000  Milwaukee, WI, Pollution Control Revenue Bonds, guaranteed by Johnson Controls
                Incorporated, 4.00% variable rate, due 12/1/97......................................       1,115,000
    1,990,000  Waukesha, WI, Housing Authority Revenue Bonds, Caroline Apartments Project, Community
                Savings & Loan LOC, 4.65% variable rate, due 5/1/16.................................       1,990,000
                                                                                                      --------------
                                                                                                           3,105,000
                                                                                                      --------------
Wyoming (0.3%):
    1,000,000  Green River, WY, Pollution Control Revenue Bonds, Allied Corporation Project,
                guaranteed by Allied Signal Corporation, 5.26% variable rate, due 12/1/12...........       1,000,000
                                                                                                      --------------
 Total Municipal Bonds & Notes                                                                           321,046,504
                                                                                                      --------------
Short-Term Holdings (2.2%):
    7,376,011  Federated Tax Free Obligations Money Market Fund.....................................       7,376,011
                                                                                                      --------------
 Total Investments (100.0%)                                                                            $ 328,422,515
                                                                                                      --------------
                                                                                                      --------------

(a) Securities that may be resold to 'qualified institutional buyers' under Rule 144A, or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                        MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES (May 31, 1995)

                                                ADJUSTABLE
                                                   U.S.
                                                GOVERNMENT    GOVERNMENT                  TOTAL
                                                 RESERVE        INCOME       INCOME    RETURN BOND
                                                   FUND          FUND         FUND        FUND
                                              --------------  -----------  ----------  -----------
ASSETS:
 Investments, at value(a)...................    $63,282,709   $122,607,634 $118,766,756 $96,801,247
 Cash.......................................        --               873          349         624
 Interest, dividends and other
   receivables..............................       557,677     1,337,725    1,552,287   1,542,223
 Receivable for shares issued...............        --           107,434       26,440      57,068
 Receivable for principal paydowns..........       132,672        91,734       --          --
 Organization costs, net of amortization....        --            --           --          23,431
                                              --------------  -----------  ----------  -----------
Total assets................................    63,973,058    124,145,400  120,345,832 98,424,593
                                              --------------  -----------  ----------  -----------
LIABILITIES:
 Payable for shares redeemed................            19        15,565       63,774         250
 Investment advisory, transfer agency and
   custodial fees payable...................        35,646        65,806       63,572      32,940
 Management fee payable.....................        --            28,514       15,936      38,291
 Accrued expenses...........................        30,109        25,529       31,281      38,830
 Dividends payable..........................       330,929       682,651      650,284     598,414
                                              --------------  -----------  ----------  -----------
Total liabilities...........................       396,703       818,065      824,847     708,725
                                              --------------  -----------  ----------  -----------
NET ASSETS..................................    $63,576,355   $123,327,335 $119,520,985 $97,715,868
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
COMPONENTS OF NET ASSETS:
 Capital paid in............................    $71,371,378   $137,479,065 $126,966,899 $95,067,577
 Unrealized appreciation (depreciation).....      (667,188)    2,713,940    2,638,047   2,409,119
 Accumulated net realized gains (losses)....    (7,127,835)   (16,865,670) (10,083,961)    239,172
                                              --------------  -----------  ----------  -----------
NET ASSETS..................................    $63,576,355   $123,327,335 $119,520,985 $97,715,868
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
NET ASSETS BY CLASS OF SHARES:
 Investor A shares..........................    $41,656,019   $18,332,079  $6,231,401   $ 598,615
 Investor B shares..........................       405,153    10,666,953    3,295,621     918,511
 Trust shares...............................    21,515,183    94,328,303   109,993,963 96,198,742
                                              --------------  -----------  ----------  -----------
NET ASSETS..................................    $63,576,355   $123,327,335 $119,520,985 $97,715,868
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
SHARES OUTSTANDING:
 Investor A shares..........................     4,442,779     2,092,605      647,015      61,550
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
 Investor B shares..........................        43,391     1,218,853      342,759      94,380
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
 Trust shares...............................     2,294,042    10,769,663   11,433,548   9,888,894
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
NET ASSET VALUE PER SHARE:
 Investor A shares..........................    $     9.38     $    8.76   $     9.63   $    9.73
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
 Investor B shares..........................    $     9.34     $    8.75   $     9.61   $    9.73
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------
 Trust shares...............................    $     9.38     $    8.76   $     9.62   $    9.73
                                              --------------  -----------  ----------  -----------
                                              --------------  -----------  ----------  -----------

(a) Cost of Investments.....................    $63,949,897   $119,893,694 $116,128,709 $94,392,128

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                        MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES (May 31, 1995)

                                                         TAX-FREE    ARIZONA   COLORADO    MINNESOTA
                                                          INCOME    TAX-FREE   TAX-FREE    TAX-FREE
                                                           FUND       FUND       FUND        FUND
                                                        ----------  ---------  ---------   ---------
ASSETS:
 Investments, at value(a).............................  $126,944,924 $3,653,251 $54,959,228 $24,001,517
 Cash.................................................      --          4,398      7,088     --
 Interest, dividends and other receivables............   2,625,462     79,678  1,035,691    432,533
 Receivable for securities sold.......................   1,955,916     --         15,000     --
 Receivable for shares issued.........................      88,178     33,701     19,256  1,096,800
 Organization costs, net of amortization..............      --         23,431     --         --
                                                        ----------  ---------  ---------  ---------
Total assets..........................................  131,614,480 3,794,459  56,036,263 25,530,850
                                                        ----------  ---------  ---------  ---------
LIABILITIES:
 Payable for securities purchased.....................   1,907,492     --         --      2,969,210
 Payable for shares redeemed..........................      11,045     --         29,862     --
 Investment advisory, transfer agency and custodial
   fees payable.......................................      48,024         61      4,920     --
 Management fee payable...............................      16,697        205      2,854     --
 Accrued expenses.....................................      40,190     --         24,895     19,588
 Dividends payable....................................     621,651     11,301    239,719     93,989
                                                        ----------  ---------  ---------  ---------
Total liabilities.....................................   2,645,099     11,567    302,250  3,082,787
                                                        ----------  ---------  ---------  ---------
NET ASSETS............................................  $128,969,381 $3,782,892 $55,734,013 $22,448,063
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
COMPONENTS OF NET ASSETS:
 Capital paid in......................................  $133,531,094 $3,785,314 $56,636,434 $22,273,209
 Unrealized appreciation..............................   6,101,352     92,768    961,663    698,388
 Accumulated net realized losses......................  (10,663,065)   (95,190) (1,864,084)  (523,534)
                                                        ----------  ---------  ---------  ---------
NET ASSETS............................................  $128,969,381 $3,782,892 $55,734,013 $22,448,063
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
NET ASSETS BY CLASS OF SHARES:
 Investor A shares....................................  $30,786,440 $2,781,511 $25,996,568 $15,559,173
 Investor B shares....................................   3,729,296    343,619  5,198,276  5,090,296
 Trust shares.........................................  94,453,645    657,762  24,539,169 1,798,594
                                                        ----------  ---------  ---------  ---------
NET ASSETS............................................  $128,969,381 $3,782,892 $55,734,013 $22,448,063
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
SHARES OUTSTANDING:
 Investor A shares....................................   3,136,604    282,010  2,625,556  1,489,390
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
 Investor B shares....................................     379,947     34,833    524,375    487,345
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
 Trust shares.........................................   9,618,986     66,726  2,478,036    172,133
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
NET ASSET VALUE PER SHARE:
 Investor A shares....................................  $     9.82  $    9.86  $    9.90  $   10.45
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
 Investor B shares....................................  $     9.82  $    9.86  $    9.91  $   10.44
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------
 Trust shares.........................................  $     9.82  $    9.86  $    9.90  $   10.45
                                                        ----------  ---------  ---------  ---------
                                                        ----------  ---------  ---------  ---------

(a) Cost of Investments...............................  $120,843,572 $3,560,483 $53,997,565 $23,303,129

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                        MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS (Year Ended May 31, 1995)

                                                 ADJUSTABLE
                                                    U.S.
                                                 GOVERNMENT    GOVERNMENT                 TOTAL
                                                  RESERVE        INCOME      INCOME    RETURN BOND
                                                    FUND          FUND        FUND        FUND
                                               --------------  -----------  ---------  -----------
INVESTMENT INCOME:
 Interest income.............................    $5,402,466    $10,661,529  $8,704,272  $4,731,513
                                               --------------  -----------  ---------  -----------
EXPENSES:
 Advisory....................................       410,092       530,069     560,463     305,161
 Management..................................       164,036       265,034     224,185     122,065
 Transfer agent..............................       205,046       331,293     280,232     152,581
 Custodian...................................        16,075        24,843      21,814      12,239
 Legal.......................................         4,504         7,325       6,243       4,551
 Filing......................................        34,324        15,935      13,170      36,897
 Accounting..................................        68,704        52,269      64,000      50,000
 Auditing....................................        14,704        13,740      13,440      14,293
 Trustees....................................         1,599         2,277       1,930       1,005
 Distribution................................         4,031       100,479      27,796       4,612
 Amortization of organization costs..........        --            --          --           6,538
 Other.......................................        13,267        13,283      16,730      15,810
                                               --------------  -----------  ---------  -----------
Total expenses...............................       936,382     1,356,547   1,230,003     725,752
 Expenses reimbursed and fees waived.........      (236,100)     (293,342)   (372,805)   (288,875)
                                               --------------  -----------  ---------  -----------
Net expenses.................................       700,282     1,063,205     857,198     436,877
                                               --------------  -----------  ---------  -----------
NET INVESTMENT INCOME........................     4,702,184     9,598,324   7,847,074   4,294,636
                                               --------------  -----------  ---------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Realized gain (loss) on investments.........    (5,258,816)   (16,865,669) (9,293,991)    371,411
 Change in unrealized appreciation...........     2,450,212    12,436,464   10,595,038  2,735,355
                                               --------------  -----------  ---------  -----------
Net gain (loss) on investments...............    (2,808,604)   (4,429,205)  1,301,047   3,106,766
                                               --------------  -----------  ---------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS.......    $1,893,580     $5,169,119  $9,148,121  $7,401,402
                                               --------------  -----------  ---------  -----------
                                               --------------  -----------  ---------  -----------

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                        MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS (Year Ended May 31, 1995)

                                                         TAX-FREE    ARIZONA    COLORADO     MINNESOTA
                                                          INCOME    TAX-FREE    TAX-FREE     TAX-FREE
                                                           FUND       FUND        FUND         FUND
                                                         ---------  ---------  -----------  -----------
INVESTMENT INCOME:
 Interest income.......................................  $8,658,668 $ 170,082   $2,771,274   $ 774,923
                                                         ---------  ---------  -----------  -----------
EXPENSES:
 Advisory..............................................    671,570     16,315     257,147       67,504
 Management............................................    268,628      6,526     102,859       26,992
 Transfer agent........................................    335,785      8,158     128,574       33,752
 Custodian.............................................     25,395        650      10,231        2,706
 Legal.................................................      7,529      1,643       6,364        4,245
 Filing................................................     23,456      1,091       4,092        3,930
 Accounting............................................     62,000     53,000      55,000       55,270
 Auditing..............................................     15,017      9,296      10,216       13,952
 Trustees..............................................      2,284        444       1,097          577
 Distribution..........................................     31,738      2,535      47,144       30,386
 Amortization of organization costs....................     --          6,538      --           --
 Other.................................................     23,300      5,609      18,315        7,721
                                                         ---------  ---------  -----------  -----------
Total expenses.........................................  1,466,702    111,805     641,039      247,035
 Expenses reimbursed and fees waived...................   (637,090)  (105,001)   (451,415)    (159,621)
                                                         ---------  ---------  -----------  -----------
Net expenses...........................................    829,612      6,804     189,624       87,414
                                                         ---------  ---------  -----------  -----------
NET INVESTMENT INCOME..................................  7,829,056    163,278   2,581,650      687,509
                                                         ---------  ---------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized loss on investments..........................  (7,290,713)   (83,783) (1,388,271)   (447,743)
 Change in unrealized appreciation.....................  8,986,928    218,866   2,551,346      928,665
                                                         ---------  ---------  -----------  -----------
Net gain on investments................................  1,696,215    135,083   1,163,075      480,922
                                                         ---------  ---------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS.................  $9,525,271 $ 298,361   $3,744,725   $1,168,431
                                                         ---------  ---------  -----------  -----------
                                                         ---------  ---------  -----------  -----------

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                        MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS (Years Ended May 31, 1994 and 1995)

                                                 ADJUSTABLE
                                                    U.S.
                                                 GOVERNMENT    GOVERNMENT                 TOTAL
                                                  RESERVE        INCOME      INCOME    RETURN BOND
                                                  FUND(a)        FUND(a)     FUND(a)     FUND(a)
                                               --------------  -----------  ---------  -----------
NET ASSETS -- May 31, 1993...................    $77,367,360   $131,722,228 $85,252,405  $  --
                                               --------------  -----------  ---------  -----------
OPERATIONS:
 Net investment income.......................     5,220,413    10,334,285   6,748,878     251,738
 Realized gain (loss) on investments.........    (1,697,917)    1,010,364      71,361    (132,239)
 Change in unrealized depreciation...........    (3,383,593)   (14,352,487) (9,105,907)   (326,236)
                                               --------------  -----------  ---------  -----------
                                                    138,903    (3,007,838)  (2,285,668)   (206,737)
                                               --------------  -----------  ---------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income -- Investor A
  shares.....................................    (4,235,924)   (3,266,014)  (1,691,890)       (814)
 Net investment income -- Investor B
  shares.....................................        (7,196)     (288,329)    (81,417)     (1,607)
 Net investment income -- Trust shares.......      (977,298)   (6,779,952)  (4,975,571)   (249,317)
 Realized gain on investments -- Investor A
  shares.....................................      (269,160)       --        (158,183)     --
 Realized gain on investments -- Investor B
  shares.....................................          (453)       --         (39,348)     --
 Realized gain on investments -- Trust
  shares.....................................       (83,888)       --       (2,358,157)     --
                                               --------------  -----------  ---------  -----------
                                                 (5,573,919)   (10,334,295) (9,304,566)   (251,738)
                                               --------------  -----------  ---------  -----------
CAPITAL SHARE TRANSACTIONS:
 Sale of shares -- Investor A shares.........    57,711,535    19,083,907   14,257,031    152,560
 Sale of shares -- Investor B shares.........       440,286    11,365,658   3,085,570     189,039
 Sale of shares -- Trust shares..............    36,154,481    152,380,312  117,987,397 14,373,829
 Reinvested dividends -- Investor A shares...     3,858,013     1,406,993     453,253         343
 Reinvested dividends -- Investor B shares...         3,778       160,257      90,816         839
 Reinvested dividends -- Trust shares........       108,500     1,050,192     264,386      19,911
 Cost of shares repurchased -- Investor A
  shares.....................................   (55,510,168)   (130,840,562) (94,450,688)       (978)
 Cost of shares repurchased -- Investor B
  shares.....................................       (52,633)   (1,020,264)   (296,585)       (977)
 Cost of shares repurchased -- Trust
  shares.....................................    (9,216,595)   (20,611,459) (12,606,786) (2,245,675)
                                               --------------  -----------  ---------  -----------
                                                 33,497,197    32,975,034   28,784,394 12,488,891
                                               --------------  -----------  ---------  -----------
NET ASSETS -- May 31, 1994...................   105,429,541    151,355,129  102,446,565 12,030,416
                                               --------------  -----------  ---------  -----------
OPERATIONS:
 Net investment income.......................     4,702,184     9,598,324   7,847,074   4,294,636
 Realized gain (loss) on investments.........    (5,258,816)   (16,865,669) (9,293,991)    371,411
 Change in unrealized appreciation...........     2,450,212    12,436,464   10,595,038  2,735,355
                                               --------------  -----------  ---------  -----------
                                                  1,893,580     5,169,119   9,148,121   7,401,402
                                               --------------  -----------  ---------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income -- Investor A
  shares.....................................    (3,211,903)   (1,350,486)   (428,762)    (23,376)
 Net investment income -- Investor B
  shares.....................................       (20,359)     (653,750)   (173,377)    (28,451)
 Net investment income -- Trust shares.......    (1,469,922)   (7,594,090)  (7,244,935) (4,242,809)
 Realized gain on investments -- Investor A
  shares.....................................        --          (162,923)     --          --
 Realized gain on investments -- Investor B
  shares.....................................        --           (94,024)     --          --
 Realized gain on investments -- Trust
  shares.....................................        --          (881,368)     --          --
                                               --------------  -----------  ---------  -----------
                                                 (4,702,184)   (10,736,641) (7,847,074) (4,294,636)
                                               --------------  -----------  ---------  -----------
CAPITAL SHARE TRANSACTIONS:
 Sale of shares -- Investor A shares.........       581,563     4,123,373   1,669,466     469,528
 Sale of shares -- Investor B shares.........        67,603     2,473,014     857,395     725,150
 Sale of shares -- Trust shares..............    13,184,845    22,434,407   40,750,927 89,397,922
 Reinvested dividends -- Investor A shares...     2,782,079     1,068,588     354,261      20,425
 Reinvested dividends -- Investor B shares...         8,957       486,400     130,689      22,759
 Reinvested dividends -- Trust shares........       139,688       876,145     373,375   2,572,353
 Cost of shares repurchased -- Investor A
  shares.....................................   (39,149,472)   (7,086,770)  (2,020,650)    (54,585)
 Cost of shares repurchased -- Investor B
  shares.....................................       (33,051)   (1,653,843)   (355,303)    (39,734)
 Cost of shares repurchased -- Trust
  shares.....................................   (16,626,794)   (45,181,586) (25,986,787) (10,535,132)
                                               --------------  -----------  ---------  -----------
                                                (39,044,582)   (22,460,272) 15,773,373 82,578,686
                                               --------------  -----------  ---------  -----------
NET ASSETS -- May 31, 1995...................    $63,576,355   $123,327,335 $119,520,985 $97,715,868
                                               --------------  -----------  ---------  -----------
                                               --------------  -----------  ---------  -----------

(a) See note 1 of notes to financial statements for periods covered.

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                        MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS (Years Ended May 31, 1994 AND 1995)

                                                         TAX-FREE      ARIZONA    COLORADO     MINNESOTA
                                                          INCOME      TAX-FREE    TAX-FREE     TAX-FREE
                                                          FUND(a)      FUND(a)     FUND(a)      FUND(a)
                                                         ---------    ---------  ----------  -----------
NET ASSETS -- May 31, 1993.............................  $109,983,390 $  --     $  --       $10,852,136
                                                         ---------  ---------  -----------  -----------
OPERATIONS:
 Net investment income.................................  7,560,571     45,421   1,970,286      619,792
 Realized gain (loss) on investments...................  (2,374,197)   (11,407)   (432,732)     80,552
 Change in unrealized depreciation.....................  (3,820,860)  (126,098) (1,589,683)   (551,585)
                                                         ---------  ---------  -----------  -----------
                                                         1,365,514    (92,084)    (52,129)     148,759
                                                         ---------  ---------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income -- Investor A shares............  (3,291,120)   (42,042) (1,526,669)   (534,141)
 Net investment income -- Investor B shares............    (59,358)    (1,794)    (88,546)     (48,739)
 Net investment income -- Trust shares.................  (4,210,093)    (1,607)   (355,071)    (36,912)
 Realized gain on investments -- Investor A shares.....   (206,422)    --         (33,589)    (199,894)
 Realized gain on investments -- Investor B shares.....     (7,281)    --          (2,316)     (26,159)
 Realized gain on investments -- Trust shares..........   (670,064)    --          (7,176)     (23,362)
                                                         ---------  ---------  -----------  -----------
                                                         (8,444,338)   (45,443) (2,013,367)   (869,207)
                                                         ---------  ---------  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Sale of shares -- Investor A shares...................  29,334,428 3,341,711  43,414,898    2,953,967
 Sale of shares -- Investor B shares...................  3,006,821    254,970   4,831,163    2,751,786
 Sale of shares -- Trust shares........................  121,243,348   142,921 16,984,336    1,890,647
 Reinvested dividends -- Investor A shares.............    925,879     28,330   1,189,251      633,499
 Reinvested dividends -- Investor B shares.............     35,207        910      49,988       56,329
 Reinvested dividends -- Trust shares..................     66,771        712       8,245       23,816
 Cost of shares repurchased -- Investor A shares.......  (106,952,780)  (530,822) (11,701,308) (3,919,009)
 Cost of shares repurchased -- Investor B shares.......   (217,297)   (50,844)   (142,431)    (170,300)
 Cost of shares repurchased -- Trust shares............  (11,162,266)    (1,445) (1,198,478)   (987,096)
                                                         ---------  ---------  -----------  -----------
                                                         36,280,111 3,186,443  53,435,664    3,233,639
                                                         ---------  ---------  -----------  -----------
NET ASSETS -- May 31, 1994.............................  139,184,677 3,048,916 51,370,168   13,365,327
                                                         ---------  ---------  -----------  -----------
OPERATIONS:
 Net investment income.................................  7,829,056    163,278   2,581,650      687,509
 Realized loss on investments..........................  (7,290,713)   (83,783) (1,388,271)   (447,743)
 Change in unrealized appreciation.....................  8,986,928    218,866   2,551,346      928,665
                                                         ---------  ---------  -----------  -----------
                                                         9,525,271    298,361   3,744,725    1,168,431
                                                         ---------  ---------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income -- Investor A shares............  (1,879,495)  (134,353) (1,427,564)   (505,288)
 Net investment income -- Investor B shares............   (160,249)   (10,927)   (203,657)    (135,131)
 Net investment income -- Trust shares.................  (5,789,312)   (17,976)   (950,429)    (47,090)
 Realized gain on investments -- Investor A shares.....     --         --          --           --
 Realized gain on investments -- Investor B shares.....     --         --          --           --
 Realized gain on investments -- Trust shares..........     --         --          --           --
                                                         ---------  ---------  -----------  -----------
                                                         (7,829,056)  (163,256) (2,581,650)   (687,509)
                                                         ---------  ---------  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Sale of shares -- Investor A shares...................  4,116,272    726,768   2,283,364    7,975,823
 Sale of shares -- Investor B shares...................  1,148,602    250,181     732,184    2,574,142
 Sale of shares -- Trust shares........................  34,208,535   479,752  17,122,451    1,388,340
 Reinvested dividends -- Investor A shares.............  1,435,640    129,407   1,158,952      394,894
 Reinvested dividends -- Investor B shares.............     93,294      6,853     132,884      101,509
 Reinvested dividends -- Trust shares..................    197,801        749      10,651       15,984
 Cost of shares repurchased -- Investor A shares.......  (9,708,331)  (869,141) (9,483,389) (3,131,320)
 Cost of shares repurchased -- Investor B shares.......   (276,349)  (124,758)   (277,123)    (208,851)
 Cost of shares repurchased -- Trust shares............  (43,126,975)      (940) (8,479,204)   (508,707)
                                                         ---------  ---------  -----------  -----------
                                                         (11,911,511)   598,871  3,200,770   8,601,814
                                                         ---------  ---------  -----------  -----------
NET ASSETS -- May 31, 1995.............................  $128,969,381 $3,782,892 $55,734,013 $22,448,063
                                                         ---------  ---------  -----------  -----------
                                                         ---------  ---------  -----------  -----------

(a) See notes 1 of notes to financial statements for periods covered.

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Norwest Funds (the 'Trust') is registered as an open-end management investment company. The Trust currently has eight fixed income investment portfolios (each a 'Fund'). The classes of each Fund commenced operations on the following dates:


Adjustable U.S. Government Reserve Fund (Investor A shares).............  June 16, 1992
Adjustable U.S. Government Reserve Fund (Investor B shares).............  August 6, 1993
Adjustable U.S. Government Reserve Fund (Trust shares)..................  August 2, 1993
Government Income Fund (Investor A shares)..............................  December 1, 1988
Government Income Fund (Investor B shares)..............................  August 2, 1993
Government Income Fund (Trust shares)...................................  August 2, 1993
Income Fund (Investor A shares).........................................  June 9, 1987
Income Fund (Investor B shares).........................................  August 5, 1993
Income Fund (Trust shares)..............................................  August 2, 1993
                                                                          December 31,
Total Return Bond Fund (Investor A shares)..............................  1993
                                                                          December 31,
Total Return Bond Fund (Investor B shares)..............................  1993
                                                                          December 31,
Total Return Bond Fund (Trust shares)...................................  1993
Tax-Free Income Fund (Investor A shares)................................  August 1, 1989
Tax-Free Income Fund (Investor B shares)................................  August 6, 1993
Tax-Free Income Fund (Trust shares).....................................  August 2, 1993
                                                                          December 31,
Arizona Tax-Free Fund (Investor A shares)...............................  1993
                                                                          December 31,
Arizona Tax-Free Fund (Investor B shares)...............................  1993
                                                                          December 31,
Arizona Tax-Free Fund (Trust shares)....................................  1993
Colorado Tax-Free Fund (Investor A shares)..............................  June 1, 1993
Colorado Tax-Free Fund (Investor B shares)..............................  August 2, 1993
Colorado Tax-Free Fund (Trust shares)...................................  August 23, 1993
Minnesota Tax-Free Fund (Investor A shares).............................  January 12, 1988
Minnesota Tax-Free Fund (Investor B shares).............................  August 6, 1993
Minnesota Tax-Free Fund (Trust shares)..................................  August 2, 1993

   Investor A shares are sold with a front-end sales charge. Investor B shares are subject to a contingent deferred sales charge upon redemption and, after a specified number of years, automatically convert to Investor A shares. Trust shares are offered exclusively to fiduciary and other clients of banks, trust companies and their affiliates. Trust shares shareholders incur neither a front-end nor contingent deferred sales charge.

   With the exception of Arizona Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund, each Fund is diversified. Prior to July 31, 1993, the Trust's operation was conducted as Prime Value Funds, Inc., a Maryland Corporation. The Funds' financial statements are prepared in accordance with generally accepted accounting principles. The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

   Financial Statement Periods and Change of Fiscal Year -- Funds or share classes which commenced operations during the fiscal year ended May 31, 1994 have had less than a full year of operations. As a result, the financial highlights and amounts reflected in the statements of changes in net assets and footnotes to financial statements for such Funds or share classes, present results of operations from the commencement date shown above, through May 31, 1994.

   For other classes or Funds, the earliest period presented in the financial highlights reflects operations for the period beginning with the commencement date above through the date of its then fiscal year end, as noted. Otherwise a full year is presented.

   Effective May 31, 1992, Government Income Fund and Minnesota Tax-Free Fund elected to change their fiscal year end to May 31. Prior to May 31, 1992, their fiscal year end was November 30.

   Security Valuation -- Securities with a maturity of 60 days or less are valued at amortized cost. Other securities held by the Funds for which market quotations are readily available are valued using mean of the bid and ask prices provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations,

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

securities are valued at fair value determined by the Board of Trustees. Unrealized appreciation and depreciation based on identified tax cost as of May 31, 1995 were as follows:

                                                                      Unrealized   Unrealized
                                                                      Appreciation Depreciation
                                                                      -----------  -----------
Adjustable U.S. Government Reserve Fund.............................   $ 184,754    $ 851,942
Government Income Fund..............................................   3,071,578      357,638
Income Fund.........................................................   3,207,994      569,947
Total Return Bond Fund..............................................   2,950,905      554,278
Tax-Free Income Fund................................................   6,098,501      197,372
Arizona Tax-Free Fund...............................................     108,036       15,268
Colorado Tax-Free Fund..............................................   1,192,413      230,750
Minnesota Tax-Free Fund.............................................     723,744       25,356

   Realized gains and losses on investments sold are recorded on the basis of identified cost.

   The cost basis for federal income tax purposes is the same as for financial accounting purposes except for Total Return Bond Fund and Tax-Free Income Fund whose tax cost of securities is $121,043,794 and $94,404,620, respectively.

   Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, the Funds are subject to market fluctuations in the price of the purchased securities.

   The Funds may enter into transactions to sell purchase commitments to third parties at the current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for a Fund to 'rollover' its purchase commitments, the Fund receives negotiated fees. For the year ended May 31, 1995, such fees earned by the Adjustable U.S. Government Reserve Fund amounted to $105,146 and are included in interest income.

   Repurchase Agreements -- Each Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and a Fund's agreement to resell such securities. Securities purchased subject to repurchase agreements are maintained by the Trust and must have, at all times, an aggregate market value greater than or equal to the repurchase price plus accrued interest. If the value of the underlying security falls below the value of the repurchase price plus accrued interest, the Funds require the seller to deposit additional collateral by the next business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Funds have the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities at market value and may claim any resulting loss from the seller. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

   Interest Income and Dividends to Shareholders -- Interest income is accrued as earned. Dividends to shareholders of net investment income are declared daily and paid monthly by each Fund. Net capital gain, unless offset by any available capital loss carryforwards, is distributed to the shareholders at least annually.

   Distributions from net investment income and realized capital gains are based on their tax basis. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the deferral of post-October losses and utilization of capital loss carryforwards.

   Expense Allocation -- Each share of each class represents an undivided, proportionate interest in the Fund. The Funds' class specific expenses include distribution expenses, if any, transfer agent fees and expenses and certain other expenses that can be solely attributable to a class.

   Organizational Costs -- The costs incurred by Total Return Bond Fund and Arizona Tax-Free Fund in connection with their organization and registration of shares, in amounts of $32,694 and $32,694, respectively, have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Funds' operations. Certain of these costs were paid by Forum Financial Services, Inc. and will be reimbursed by the respective Funds.

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

   Federal Income Tax -- Each Fund has qualified, and intends to continue to qualify, as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required. As of May 31, 1995 certain of the Funds have capital loss carryovers available to offset future capital gains as follows:

                                                            Year of Expiration
                                                           --------------------
                                                             2002       2003       Total
                                                           ---------  ---------  ---------
Adjustable U.S. Government Reserve Fund..................  $1,697,918 $5,258,816 $6,956,734
Government Income Fund...................................     --      16,865,669 16,865,669
Income Fund..............................................     --      9,293,991  9,293,991
Tax-Free Income Fund.....................................  2,374,196  7,090,490  9,464,686
Arizona Tax-Free Fund....................................     11,407     83,783     95,190
Colorado Tax-Free Fund...................................    423,732  1,388,271  1,812,003
Minnesota Tax-Free Fund..................................     --        447,743    447,743

2. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser of each Fund is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. (the 'Adviser'). Norwest Bank Minnesota, N.A. is a subsidiary of Norwest Corporation. The Adviser receives an advisory fee from Adjustable U.S. Government Reserve Fund, Income Fund, Total Return Bond Fund and Tax-Free Fund at the annual rate of 0.50% of the average daily net assets of each Fund and from Government Income Fund at the annual rate of 0.40% of the average daily net assets of that Fund. The Adviser receives an advisory fee from Arizona Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund at the annual rate of 0.50% of the average daily net assets for the first $300 million of net assets of each Fund, declining to 0.42% of the average daily net assets of each Fund's net assets in excess of $700 million.

   The Adviser has agreed to reimburse each Fund for certain operating expenses (exclusive of interest, taxes, brokerage fees, fees and other expenses paid pursuant to any distribution plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Funds' annual expenses are estimated and accrued daily, and any related reimbursements are made monthly by the Adviser.

   Norwest Bank Minnesota, N.A. serves as the Trust's transfer agent, dividend disbursing agent and custodian, and is compensated for those services at an aggregate annual rate of up to 0.30% of the average daily net assets of each Fund. Transfer agent fees are based on the average daily net assets attributable to each class of the Fund's shares.

   The manager of the Trust is Forum Financial Services, Inc. ('Forum'), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. Forum receives a management fee from each Fund at an annual rate of 0.20% of the average daily net assets of the Fund attributable to each class of the Fund's shares. In addition, certain legal expenses were charged to the Trust by Forum. The respective amounts of legal expenses for the Adjustable U.S. Government Reserve Fund, Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Arizona Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund were: $2,380, $3,713, $2,967, $1,018, $3,698, $31, $1,340, $271.

   Forum Financial Corp. ('FFC'), an affiliate of Forum, provides fund accounting services to the Funds. For these services, FFC receives a fee of $36,000 per year per Fund plus certain amounts based upon the number of classes and number and types of portfolio transactions within each Fund.

   The Trust has adopted a Distribution Plan (the 'Plan') with respect to Investor B shares of each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans authorize the payment to Forum of an annual distribution service fee of 0.75% of the average daily net assets, and a maintenance fee of 0.25% of the average daily net assets of each Fund attributable to Investor B shares. No Fund incurred any maintenance fees during the year ended May 31, 1995. The distribution payments are used to reimburse the distributor for (i) sales commissions at levels set from time to time by the Board not to exceed 6.25% of the amount received by the Fund for each Investor B share sold (excluding reinvestment of dividends and distributions) and (ii) interest calculated by applying the rate of 1% over the prime rate to the outstanding balance of unreimbursed distribution charges. The current sales commission rate is 3.75% for all Fixed Income Funds, except Adjustable U.S. Government Reserve Fund which is 1.50%.

   In the event that the Plan is terminated or not continued, the Fund will continue to pay distribution service fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan) until the earlier of (a) four years after the date of termination or discontinuance or (b) such time as there exist no unreimbursed distribution charges attributable to that Fund under the Plan, as calculated pursuant to the Plan.

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

   Unreimbursed distribution charges at May 31, 1995 were as follows:

Adjustable U.S. Government Reserve Fund....................................  $   6,576
Government Income Fund.....................................................    283,839
Income Fund................................................................     84,881
Total Return Bond Fund.....................................................     20,863
Tax-Free Income Fund.......................................................     85,520
Arizona Tax-Free Fund......................................................      7,683
Colorado Tax-Free Fund.....................................................    118,776
Minnesota Tax-Free Fund....................................................    128,293

   For the year ended May 31, 1995 fees waived by the Trust's custodian and transfer agent, investment adviser, and manager and distributor were as follows:

                                                          Fees Waived
                                               ---------------------------------
                                                Custodian                          Expenses
                                                   and                            Reimbursed
                                                Transfer                          -----------
                                                  Agent      Adviser     Forum       Forum
                                               -----------  ---------  ---------  -----------
Adjustable U.S. Government Reserve Fund......   $  67,154   $  53,730  $ 115,216   $  --
Government Income Fund.......................     116,382      46,319    130,641      --
Income Fund..................................      76,441     149,529    146,835      --
Total Return Bond Fund.......................      18,204     244,710     20,389       5,572
Tax-Free Income Fund.........................     111,479     306,789    216,809       2,013
Arizona Tax-Free Fund........................       8,746      16,315      6,955      72,985
Colorado Tax-Free Fund.......................     102,033     257,147     92,235      --
Minnesota Tax-Free Fund......................      33,826      67,504     35,711      22,580

3. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the year ended May 31,1995 were as follows:

                                                                          Proceeds
                                                              Cost of       from
                                                             Purchases      Sales
                                                             ----------  -----------
Adjustable U.S. Government Reserve Fund....................  $70,388,328 $114,165,801
Government Income Fund.....................................  159,650,257 163,430,527
Income Fund................................................  134,600,369 107,268,367
Total Return Bond Fund.....................................  99,295,117  19,906,244
Tax-Free Income Fund.......................................  167,935,826 173,041,582
Arizona Tax-Free Fund......................................   2,614,019   2,249,635
Colorado Tax-Free Fund.....................................  28,405,981  24,036,518
Minnesota Tax-Free Fund....................................  27,767,128  18,328,464

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

4. CAPITAL SHARE TRANSACTIONS

   Transactions of Fund shares are summarized in the following tables:

Adjustable U.S. Government Reserve Fund

                                   Investor A shares                                      Trust shares
                                  --------------------      Investor B shares       ------------------------
                                                        --------------------------                 Period
                                   Year Ended May 31,   Year Ended   Period Ended   Year Ended    Ended May
                                  --------------------    May 31,       May 31,       May 31,        31,
                                    1995       1994        1995          1994          1995         1994
                                  ---------  ---------  -----------  -------------  -----------  -----------
Shares sold.....................     61,517  5,718,002       7,145        43,720     1,377,019    3,569,499
Shares repurchased..............  (4,125,264) (5,537,838)     (3,550)      (5,256)  (1,753,915)    (924,183)
Shares issued on reinvestment of
 dividends......................    293,394    384,325         952           380        14,779       10,843
                                  ---------  ---------       -----         -----    -----------  -----------
Net increase (decrease).........  (3,770,353)   564,489      4,547        38,844      (362,117)   2,656,159
                                  ---------  ---------       -----         -----    -----------  -----------
                                  ---------  ---------       -----         -----    -----------  -----------

Government Income Fund

                                   Investor A shares        Investor B shares            Trust shares
                                 ----------------------  ------------------------  ------------------------
                                                                        Period                    Period
                                   Year Ended May 31,    Year Ended    Ended May   Year Ended    Ended May
                                 ----------------------    May 31,        31,        May 31,        31,
                                    1995        1994        1995         1994         1995         1994
                                 -----------  ---------  -----------  -----------  -----------  -----------

Shares sold....................     479,759   1,937,667     284,497    1,161,372    2,594,562   15,392,248
Shares repurchased.............    (818,867)  (13,191,990)   (192,459)   (107,918) (5,294,803)  (2,131,276)
Shares issued on reinvestment
 of dividends..................     123,896     144,167      56,454       16,907      100,372      108,560
                                 -----------  ---------  -----------  -----------  -----------  -----------
Net increase (decrease)........    (215,212)  (11,110,156)    148,492  1,070,361   (2,599,869)  13,369,532
                                 -----------  ---------  -----------  -----------  -----------  -----------
                                 -----------  ---------  -----------  -----------  -----------  -----------

Income Fund

                                    Investor A shares        Investor B shares            Trust shares
                                  ----------------------  ------------------------  ------------------------
                                                                         Period                    Period
                                    Year Ended May 31,    Year Ended      Ended     Year Ended      Ended
                                  ----------------------    May 31,      May 31,      May 31,      May 31,
                                     1995        1994        1995         1994         1995         1994
                                  -----------  ---------  -----------  -----------  -----------  -----------
Shares sold.....................     178,942   1,344,329      92,963      294,310    4,383,174   11,051,124
Shares repurchased..............    (218,980)  (8,776,837)    (38,366)    (29,228)  (2,837,868)  (1,229,304)
Shares issued on reinvestment of
 dividends......................      38,329      43,692      14,153        8,927       40,804       25,618
                                  -----------  ---------  -----------  -----------  -----------  -----------
Net increase (decrease).........      (1,709)  (7,388,816)     68,750     274,009    1,586,110    9,847,438
                                  -----------  ---------  -----------  -----------  -----------  -----------
                                  -----------  ---------  -----------  -----------  -----------  -----------

Total Return Bond Fund

                                                                                             Trust shares
                                   Investor A shares           Investor B shares       ------------------------
                               --------------------------  --------------------------                 Period
                               Year Ended   Period Ended   Year Ended   Period Ended   Year Ended    Ended May
                                 May 31,       May 31,       May 31,       May 31,       May 31,        31,
                                  1995          1994          1995          1994          1995         1994
                               -----------  -------------  -----------  -------------  -----------  -----------
Shares sold..................      49,366        15,838        76,640        19,475     9,509,232    1,456,834
Shares repurchased...........      (5,757)         (102)       (4,136)         (101)   (1,120,809)    (232,556)
Shares issued on reinvestment
 of dividends................       2,169            36         2,415            87       274,125        2,068
                                    -----         -----         -----         -----    -----------  -----------
Net increase.................      45,778        15,772        74,919        19,461     8,662,548    1,226,346
                                    -----         -----         -----         -----    -----------  -----------
                                    -----         -----         -----         -----    -----------  -----------

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

Tax-Free Income Fund

                                  Investor A shares       Investor B shares            Trust shares
                                 --------------------  ------------------------  ------------------------
                                                                      Period                    Period
                                  Year Ended May 31,   Year Ended    Ended May   Year Ended    Ended May
                                 --------------------    May 31,        31,        May 31,        31,
                                   1995       1994        1995         1994         1995         1994
                                 ---------  ---------  -----------  -----------  -----------  -----------
Shares sold....................    432,472  2,891,527     121,081      297,769    3,617,332   11,738,710
Shares repurchased.............  (1,034,258) (10,334,899)    (29,621)    (22,729) (4,649,999) (1,114,963)
Shares issued on reinvestment
 of dividends..................    152,099     93,430       9,889        3,558       21,238        6,668
                                 ---------  ---------  -----------  -----------  -----------  -----------
Net increase (decrease)........   (449,687) (7,349,942)    101,349     278,598   (1,011,429)  10,630,415
                                 ---------  ---------  -----------  -----------  -----------  -----------
                                 ---------  ---------  -----------  -----------  -----------  -----------

Arizona Tax-Free Fund

                                      Investor A shares           Investor B shares              Trust shares
                                  --------------------------  --------------------------  --------------------------
                                  Year Ended   Period Ended   Year Ended   Period Ended   Year Ended   Period Ended
                                    May 31,       May 31,       May 31,       May 31,       May 31,       May 31,
                                     1995          1994          1995          1994          1995          1994
                                  -----------  -------------  -----------  -------------  -----------  -------------
Shares sold.....................      76,581       338,711        26,249        26,087        52,199        14,626
Shares repurchased..............     (94,134)      (55,908)      (13,211)       (5,118)          (99)         (154)
Shares issued on reinvestment of
 dividends......................      13,770         2,990           730            96            79            75
                                  -----------       ------    -----------        -----         -----         -----
Net increase (decrease).........      (3,783)      285,793        13,768        21,065        52,179        14,547
                                  -----------       ------    -----------        -----         -----         -----
                                  -----------       ------    -----------        -----         -----         -----

Colorado Tax-Free Fund

                                   Investor A shares        Investor B shares            Trust shares
                                 ----------------------  ------------------------  ------------------------
                                                                        Period                    Period
                                   Year Ended May 31,    Year Ended    Ended May   Year Ended    Ended May
                                 ----------------------    May 31,        31,        May 31,        31,
                                   1995        1994         1995         1994         1995         1994
                                 ---------  -----------  -----------  -----------  -----------  -----------
Shares sold....................    240,052   4,321,360       76,674      472,069    1,822,348    1,680,587
Shares repurchased.............  (1,009,103) (1,160,353)    (29,369)     (14,015)    (908,624)    (118,221)
Shares issued on reinvestment
 of dividends..................    121,929     111,671       13,992        5,024        1,121          825
                                 ---------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)........   (647,122)  3,272,678       61,297      463,078      914,845    1,563,191
                                 ---------  -----------  -----------  -----------  -----------  -----------
                                 ---------  -----------  -----------  -----------  -----------  -----------

Minnesota Tax-Free Fund

                                    Investor A shares         Investor B shares            Trust shares
                                 ------------------------  ------------------------  ------------------------
                                                                          Period                    Period
                                    Year Ended May 31,     Year Ended    Ended May   Year Ended    Ended May
                                 ------------------------    May 31,        31,        May 31,        31,
                                    1995         1994         1995         1994         1995         1994
                                 -----------  -----------  -----------  -----------  -----------  -----------
Shares sold....................     783,054      275,875      253,488      255,375      136,301      175,241
Shares repurchased.............    (318,995)    (368,329)     (21,120)     (15,875)     (51,766)     (91,584)
Shares issued on reinvestment
 of dividends..................      39,538       59,136       10,155        5,322        1,722        2,219
                                 -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease)........     503,597      (33,318)     242,523      244,822       86,257       85,876
                                 -----------  -----------  -----------  -----------  -----------  -----------
                                 -----------  -----------  -----------  -----------  -----------  -----------

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

5. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (unaudited)

   Income Dividends -- All of the income dividends paid by Tax-Free Income Fund, Arizona Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund were of exempt interest.

   All income dividends of Adjustable U.S. Government Reserve Fund, Government Income Fund, Income Fund and Total Return Bond Fund were ordinary income for federal income tax purposes.

   Capital Gain Dividends -- The Government Income Fund declared long term capital gain dividends of .079832 per share in December 1994.

NORWEST FUNDS -- FIXED INCOME FUNDS                                           MAY 31, 1995

------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                 Net Realized                                             Ratios to Average
                                                      and                                                     Net Assets
                        Beginning                 Unrealized     Dividends   Distributions             ------------------------
                        Net Asset       Net       Gain (Loss)    from Net     from Net    Ending Net                    Net
                        Value Per   Investment        on        Investment    Realized    Asset Value               Investment
                          Share       Income      Investments     Income        Gains      Per Share   Expenses(a)    Income
                       -----------  -----------  -------------  -----------  -----------  -----------  -----------  -----------
ADJUSTABLE U.S. GOVERNMENT RESERVE FUND
Investor A shares
 Year Ended May 31,
 1995................   $    9.66    $    0.55     $   (0.28)    $   (0.55)   $  --        $    9.38         0.85%        5.75%
 1994................       10.12         0.48         (0.43)        (0.48)       (0.03)        9.66         0.82%        4.73%
 Period Ended May 31,
  1993(c)............       10.00         0.47          0.13         (0.47)       (0.01)       10.12         0.38%(b)     4.77%(b)
Investor B shares
 Year Ended May 31,
  1995...............        9.62         0.47         (0.28)        (0.47)      --             9.34         1.59%        5.05%
 Period Ended May 31,
  1994(c)............       10.14         0.32         (0.49)        (0.32)       (0.03)        9.62         1.51%(b)     3.82%(b)
Trust shares
 Year Ended May 31,
  1995...............        9.67         0.55         (0.29)        (0.55)      --             9.38         0.85%        5.72%
 Period Ended May 31,
  1994(c)............       10.14         0.40         (0.44)        (0.40)       (0.03)        9.67         0.85%(b)     4.77%(b)
GOVERNMENT INCOME
 FUND
Investor A shares
 Year Ended May 31,
 1995................        9.04         0.63         (0.20)        (0.63)       (0.08)        8.76         0.75%        7.30%
 1994................        9.82         0.67         (0.78)        (0.67)      --             9.04         0.60%        6.77%
 1993................        9.60         0.71          0.29         (0.71)       (0.07)        9.82         0.60%        7.21%
 Six Months Ended May
  31, 1992(d)........        9.70         0.37         (0.10)        (0.37)      --             9.60         0.60%(b)     7.19%(b)
 Year Ended November
  30, 1991...........        9.73         0.90         (0.03)        (0.90)      --             9.70         0.60%        9.25%
 1990................        9.96         0.96         (0.23)        (0.96)      --             9.73         0.60%        9.80%
Investor B shares
 Year Ended May 31,
  1995...............        9.03         0.56         (0.20)        (0.56)       (0.08)        8.75         1.50%        6.51%
 Period Ended May 31,
  1994(c)............        9.89         0.48         (0.86)        (0.48)      --             9.03         1.31%(b)     5.89%(b)
Trust shares
 Year Ended May 31,
  1995...............        9.04         0.63         (0.20)        (0.63)       (0.08)        8.76         0.75%        7.30%
 Period Ended May 31,
  1994(c)............        9.89         0.55         (0.85)        (0.55)      --             9.04         0.61%(b)     6.86%(b)
INCOME FUND
Investor A shares
 Year Ended May 31,
 1995................        9.52         0.65          0.11         (0.65)      --             9.63         0.75%        7.02%
 1994................       10.61         0.70         (0.83)        (0.70)       (0.26)        9.52         0.60%        6.72%
 1993................       10.52         0.77          0.39         (0.77)       (0.30)       10.61         0.60%        7.18%
 1992................       10.23         0.82          0.53         (0.82)       (0.24)       10.52         0.31%        7.80%
 1991................        9.94         0.89          0.29         (0.89)      --            10.23         0.16%        8.82%
Investor B shares
 Year Ended May 31,
  1995...............        9.51         0.58          0.10         (0.58)      --             9.61         1.50%        6.24%
 Period Ended May 31,
  1994(c)............       10.67         0.50         (0.90)        (0.50)       (0.26)        9.51         1.33%(b)     5.82%(b)
Trust shares
 Year Ended May 31,
  1995...............        9.51         0.65          0.11         (0.65)      --             9.62         0.75%        7.02%
 Period Ended May 31,
  1994(c)............       10.68         0.58         (0.91)        (0.58)       (0.26)        9.51         0.61%(b)     6.75%(b)
TOTAL RETURN BOND
 FUND
Investor A shares
 Year Ended May 31,
  1995...............        9.54         0.67          0.19         (0.67)      --             9.73         0.64%        6.94%
 Period Ended May 31,
  1994(c)............       10.00         0.27         (0.46)        (0.27)      --             9.54         0.37%(b)     6.04%(b)
Investor B shares
 Year Ended May 31,
  1995...............        9.54         0.59          0.19         (0.59)      --             9.73         1.41%        6.17%
 Period Ended May 31,
  1994(c)............       10.00         0.24         (0.46)        (0.24)      --             9.54         1.11%(b)     5.40%(b)
Trust shares
 Year Ended May 31,
  1995...............        9.54         0.67          0.19         (0.67)      --             9.73         0.71%        7.04%
 Period Ended May 31,
  1994(c)............       10.00         0.27         (0.46)        (0.27)      --             9.54         0.46%(b)     6.81%(b)

NORWEST FUNDS -- FIXED INCOME FUNDS                                           MAY 31, 1995

------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS (continued)

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD (continued)

                                                    Net
                                                 Assets at
                                                  End of
                                     Portfolio    Period
                          Total      Turnover     (000's
                         Return        Rate      Omitted)
                       -----------  -----------  ---------
ADJUSTABLE U.S. GOVER
Investor A shares
 Year Ended May 31,
 1995................        2.87%       86.05%  $  41,656
 1994................        0.40%      149.00%     79,378
 Period Ended May 31,
  1993(c)............        6.33%(b)      61.55%    77,367
Investor B shares
 Year Ended May 31,
  1995...............        2.10%       86.05%        405
 Period Ended May 31,
  1994(c)............       (1.92% (b)     149.00%       374
Trust shares
 Year Ended May 31,
  1995...............        2.76%       86.05%     21,515
 Period Ended May 31,
  1994(c)............       (0.58% (b)     149.00%    25,678
GOVERNMENT INCOME
 FUND
Investor A shares
 Year Ended May 31,
 1995................        5.20%      125.34%     18,332
 1994................       (1.42%)      24.70%     20,860
 1993................       10.71%       31.61%    131,722
 Six Months Ended May
  31, 1992(d)........        5.58%(b)       4.41%    79,533
 Year Ended November
  30,
 1991................        9.37%       25.05%      8,615
 1990................        7.77%       18.48%      4,840
Investor B shares
 Year Ended May 31,
  1995...............        4.41%      125.34%     10,667
 Period Ended May 31,
  1994(c)............       (4.61% (b)      24.70%     9,665
Trust shares
 Year Ended May 31,
  1995...............        5.21%      125.34%     94,328
 Period Ended May 31,
  1994(c)............       (3.78% (b)      24.70%   120,830
INCOME FUND
Investor A shares
 Year Ended May 31,
 1995................        8.49%       98.83%      6,231
 1994................       (1.58%)      26.67%      6,177
 1993................       11.46%       87.98%     85,252
 1992................       13.58%       84.24%     63,973
 1991................       12.38%       61.33%     50,138
Investor B shares
 Year Ended May 31,
  1995...............        7.57%       98.83%      3,296
 Period Ended May 31,
  1994(c)............       (4.82% (b)      26.67%     2,605
Trust shares
 Year Ended May 31,
  1995...............        8.49%       98.83%    109,994
 Period Ended May 31,
  1994(c)............       (4.04% (b)      26.67%    93,665
TOTAL RETURN BOND
 FUND
Investor A shares
 Year Ended May 31,
  1995...............        9.42%       35.19%        599
 Period Ended May 31,
  1994(c)............       (4.64% (b)      37.50%       150
Investor B shares
 Year Ended May 31,
  1995...............        8.59%       35.19%        919
 Period Ended May 31,
  1994(c)............       (5.23% (b)      37.50%       186
Trust shares
 Year Ended May 31,
  1995...............        9.43%       35.19%     96,199
 Period Ended May 31,
  1994(c)............       (4.62% (b)      37.50%    11,694

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                               MAY 31, 1995

-------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                      Net
                                                   Realized                                           Ratios to Average
                                                      and                                                 Net Assets
                          Beginning                Unrealized  Dividends   Distributions           ------------------------
                          Net Asset       Net        Gain      from Net    from Net   Ending Net                    Net
                          Value Per   Investment   (Loss) on  Investment   Realized   Asset Value               Investment
                            Share       Income     Investments   Income      Gains     Per Share   Expenses(a)    Income
                         -----------  -----------  ---------  -----------  ---------  -----------  -----------  -----------
TAX-FREE INCOME FUND
Investor A shares
 Year Ended May 31,
 1995..................   $    9.60    $    0.55     $0.22     $   (0.55)    $ --      $    9.82         0.60%        5.87%
 1994..................       10.06         0.58    (0.39)         (0.58)   (0.07)          9.60         0.60%        5.77%
 1993..................        9.98         0.66     0.11          (0.66)   (0.03)         10.06         0.60%        6.47%
 1992..................        9.95         0.70     0.04          (0.70)   (0.01)          9.98         0.34%        7.03%
 1991..................        9.78         0.70     0.17          (0.70)     --            9.95         0.14%        7.09%
Investor B shares
 Year Ended May 31,
   1995................        9.60         0.48     0.22          (0.48)     --            9.82         1.35%        5.05%
 Period Ended May 31,
   1994(c).............       10.17         0.39    (0.50)         (0.39)   (0.07)          9.60         1.31%(b)     4.76%(b)
Trust shares
 Year Ended May 31,
   1995................        9.60         0.55     0.22          (0.55)     --            9.82         0.60%        5.84%
 Period Ended May 31,
   1994(c).............       10.14         0.47    (0.47)         (0.47)   (0.07)          9.60         0.60%(b)     5.71%(b)
ARIZONA TAX-FREE FUND
Investor A shares
 Year Ended May 31,
   1995................        9.49         0.48     0.37          (0.48)     --            9.86         0.15%        5.06%
 Period Ended May 31,
   1994(c).............       10.00         0.18    (0.51)         (0.18)     --            9.49         0.04%(b)     4.56%(b)

Investor B shares
 Year Ended May 31,
   1995................        9.49         0.40     0.37          (0.40)     --            9.86         0.90%        4.31%
 Period Ended May 31,
   1994(c).............       10.00         0.16    (0.51)         (0.16)     --            9.49         0.71%(b)     3.72%(b)
Trust shares
 Year Ended May 31,
   1995................        9.48         0.48     0.38          (0.48)     --            9.86         0.15%        5.10%
 Period Ended May 31,
   1994(c).............       10.00         0.18    (0.52)         (0.18)     --            9.48         0.06%(b)     4.96%(b)

COLORADO TAX-FREE FUND
Investor A shares
 Year Ended May 31,
   1995................        9.69         0.48     0.21          (0.48 )    --            9.90         0.30 %       5.10%
 Period Ended May 31,
   1994(c).............       10.00         0.51    (0.30)         (0.51 )  (0.01)          9.69         0.07  (b)    4.94%(b)

Investor B shares
 Year Ended May 31,
   1995................        9.70         0.41     0.21          (0.41 )    --            9.91         1.05 %       4.32%
 Period Ended May 31,
   1994(c).............       10.04         0.35    (0.33)         (0.35 )  (0.01)          9.70         0.85  (b)    4.08%(b)

Trust shares
 Year Ended May 31,
   1995................        9.69         0.48     0.21          (0.48 )    --            9.90         0.30 %       5.08%
 Period Ended May 31,
   1994(c).............       10.22         0.39    (0.52)         (0.39 )  (0.01)          9.69         0.11  (b)    5.03%(b)

MINNESOTA TAX-FREE FUND
Investor A shares
 Year Ended May 31,
 1995..................       10.15         0.53     0.30          (0.53 )    --           10.45         0.49 %       5.25%
 1994..................       10.65         0.53    (0.31)         (0.53 )  (0.19)         10.15         0.61 %       4.92%
 1993..................       10.27         0.55     0.39          (0.55 )  (0.01)         10.65         0.75 %       5.13%
 Six Months Ended May
   31, 1992(d).........       10.20         0.30     0.11          (0.30 )  (0.04)         10.27         0.90  (b)    5.86%(b)
 Year Ended November
 30, 1991..............       10.15         0.61     0.12          (0.61 )  (0.07)         10.20         0.90 %       6.01%
 1990..................       10.14         0.62     0.02          (0.62 )  (0.01)         10.15         0.90 %       6.21%

Investor B shares
 Year Ended May 31,
   1995................       10.15         0.45     0.29          (0.45 )    --           10.44         1.21 %       4.52%
Period Ended May 31,
 1994(c)...............       10.77         0.35    (0.43)         (0.35 )  (0.19)         10.15         1.31  (b)    3.99%(b)

Trust shares
 Year Ended May 31,
   1995................       10.16         0.53     0.29          (0.53 )    --           10.45         0.48 %       5.29%
 Period Ended May 31,
   1994(c).............       10.74         0.43    (0.39)         (0.43 )  (0.19)         10.16         0.61  (b)    4.90%(b)

NORWEST FUNDS -- FIXED
--------------------------------------------------------
  FINANCIAL HIGHLIGHTS
  SELECTED DATA FOR A S

                                                  Net
                                                Assets
                                               at End of
                                    Portfolio   Period
                           Total    Turnover    (000's
                          Return      Rate     Omitted)
                         ---------  ---------  ---------
TAX-FREE INCOME FUND
Investor A shares
 Year Ended May 31,
 1995..................       8.42%    130.90% $  30,786
 1994..................       1.74%    116.54%    34,426
 1993..................       7.86%     42.81%   109,983
 1992..................       7.65%     73.66%    56,250
 1991..................       9.16%    101.11%    35,215
Investor B shares
 Year Ended May 31,
   1995................       7.61%    130.90%     3,729
 Period Ended May 31,
   1994(c).............      (0.98)  (b)    116.54%     2,674
Trust shares
 Year Ended May 31,
   1995................       8.42%    130.90%    94,454
 Period Ended May 31,
   1994(c).............      (0.21) (b)    116.54%   102,084
ARIZONA TAX-FREE FUND
Investor A shares
 Year Ended May 31,
   1995................       9.27%     72.19%     2,782
 Period Ended May 31,
   1994(c).............      (7.81) (b)     17.40%     2,711
Investor B shares
 Year Ended May 31,
   1995................       8.45%     72.19%       344
 Period Ended May 31,
   1994(c).............      (8.36) (b)     17.40%       200
Trust shares
 Year Ended May 31,
   1995................       9.38%     72.19%       658
 Period Ended May 31,
   1994(c).............      (8.50) (b)     17.40%       138
COLORADO TAX-FREE FUND
Investor A shares
 Year Ended May 31,
   1995................       7.47%     47.88%    25,997
 Period Ended May 31,
   1994(c).............       2.02 (b)     40.92%    31,724
Investor B shares
 Year Ended May 31,
   1995................       6.67%     47.88%     5,198
 Period Ended May 31,
   1994(c).............       0.27 (b)     40.92%     4,494
Trust shares
 Year Ended May 31,
   1995................       7.47%     47.88%    24,539
 Period Ended May 31,
   1994(c).............       0.90 (b)     40.92%    15,153
MINNESOTA TAX-FREE FUND
Investor A shares
 Year Ended May 31,
 1995..................       8.55%    139.33%    15,559
 1994..................       1.94%     84.23%    10,008
 1993..................       9.35%     44.29%    10,852
 Six Months Ended May
   31, 1992(d).........       8.10 (b)      6.70%     4,896
 Year Ended November
 30,
 1991..................       7.40%     37.32%     4,575
 1990..................       6.50%     30.86%     4,243
Investor B shares
 Year Ended May 31,
   1995................       7.63%    139.33%     5,090
Period Ended May 31,
 1994(c)...............      (0.58) (b)     84.23%     2,485
Trust shares
 Year Ended May 31,
   1995................       8.44%    139.33%     1,799
 Period Ended May 31,
   1994(c).............       0.29 (b)     84.23%       872

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                               MAY 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

(a) During certain periods, various fees and expenses were waived and reimbursed, respectively. Had such waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:

                                                                                                      Six
                                                                                                    Months    Year Ended November
                                                                     Year Ended May 31,              Ended            30,
                                                            -------------------------------------   May 31,       -----------
                                                               1995         1994         1993      1992(b)(d)   1991       1990
                                                            -----------  -----------  -----------  ---------  ---------  ---------
 Adjustable U.S. Government Reserve Fund
   Investor A shares......................................        1.15%        1.14%        1.15%     --             --      --
   Investor B shares......................................        3.07%        2.10%(b)         --    --             --      --
   Trust shares...........................................        1.09%        1.13%(b)         --    --             --      --
 Government Income Fund
   Investor A shares......................................        1.01%        0.99%        0.99%    1.03%         1.71%   2.04%
   Investor B shares......................................        2.00%        2.00%(b)         --    --             --      --
   Trust shares...........................................        0.93%        0.97%(b)         --    --             --      --
 Total Return Bond Fund
   Investor A shares......................................        2.38%       13.29%(b)         --    --             --      --
   Investor B shares......................................        3.09%        8.29%(b)         --    --             --      --
   Trust shares...........................................        1.17%        2.10%(b)         --    --             --      --
 Arizona Tax-Free Fund
   Investor A shares......................................        3.33%        4.51%(b)         --    --             --      --
   Investor B shares......................................        4.42%        8.48%(b)         --    --             --      --
   Trust shares...........................................        3.42%        8.51%(b)         --    --             --      --
 Colorado Tax-Free Fund
   Investor A shares......................................        1.15%        1.23%(b)         --    --             --      --
   Investor B shares......................................        2.16%        2.24%(b)         --    --             --      --
   Trust shares...........................................        1.16%        1.21%(b)         --    --             --      --
 Minnesota Tax-Free Fund
   Investor A shares......................................        1.61%        1.52%        1.79%    2.38%         2.63%   2.37%
   Investor B shares......................................        2.62%        2.45%(b)         --    --             --      --
   Trust shares...........................................        1.58%        1.54%(b)         --    --             --      --

                                                                                Year Ended May 31,
                                                            -----------------------------------------------------------
                                                               1995         1994         1993        1992       1991
                                                            -----------  -----------  -----------  ---------  ---------
 Income Fund
   Investor A shares......................................        1.24%        1.16%        1.10%    1.08%         1.11%
   Investor B shares......................................        2.21%        2.08%(b)         --    --             --
   Trust shares...........................................        1.06%        1.09%(b)         --    --             --
 Tax-Free Income Fund
   Investor A shares......................................        1.12%        1.14%        1.12%    1.14%         1.08%
   Investor B shares......................................        2.21%        2.24%(b)         --    --             --
   Trust shares...........................................        1.05%        1.10%(b)         --    --             --

(b) Annualized
(c) See note 1 of notes to financial statements for periods covered
(d) See note 1 of notes to financial statements regarding change of fiscal year

See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  ADJUSTABLE U.S. GOVERNMENT RESERVE FUND
Asset Backed Securities (26.3%):
$     131,686  Small Business Administration, Adjustable Rate Pool 500025, 8.875%, due 12/25/10.....  $      136,131
      161,274  Small Business Administration, Adjustable Rate Pool 500124, 9.875%, due 7/25/96......         161,274
      133,208  Small Business Administration, Adjustable Rate Pool 500276, 10.875%, due 5/25/07.....         143,698
      364,816  Small Business Administration, Adjustable Rate Pool 500299, 10.875%, due 6/25/07.....         393,545
      983,760  Small Business Administration, Adjustable Rate Pool 500392, 8.875%, due 11/25/12.....       1,029,258
      113,925  Small Business Administration, Adjustable Rate Pool 500569, 10.875%, due 6/25/08.....         123,039
      818,710  Small Business Administration, Adjustable Rate Pool 500957, 9.25%, due 7/25/14.......         871,926
      106,260  Small Business Administration, Adjustable Rate Pool 501013, 9.875%, due 6/25/98......         108,173
      823,598  Small Business Administration, Adjustable Rate Pool 501224, 7.75%, due 6/25/15.......         835,952
      554,307  Small Business Administration, Adjustable Rate Pool 501267, 10.625%, due 7/25/15.....         618,053
      279,324  Small Business Administration, Adjustable Rate Pool 501563, 10.625%, due 7/25/05.....         295,734
      353,348  Small Business Administration, Adjustable Rate Pool 501575, 10.625%, due 6/25/11.....         391,333
      248,909  Small Business Administration, Adjustable Rate Pool 501776, 9.75%, due 3/25/17.......         270,067
Asset Backed Securities, continued:
$     219,574  Small Business Administration, Adjustable Rate Pool 501828, 9.625%, due 9/25/98......  $      223,416
      638,040  Small Business Administration, Adjustable Rate Pool 501842, 10.625%, due 4/25/04.....         676,322
      248,537  Small Business Administration, Adjustable Rate Pool 501973, 10.625%, due 12/25/01....         260,343
      673,760  Small Business Administration, Adjustable Rate Pool 502083, 8.875%, due 11/25/04.....         690,604
      359,132  Small Business Administration, Adjustable Rate Pool 502241, 8.875%, due 4/25/03......         366,315
      868,599  Small Business Administration, Adjustable Rate Pool 502394, 10.625%, due 6/25/13.....         964,145
    1,950,432  Small Business Administration, Adjustable Rate Pool 502420, 8.875%, due 9/25/18......       2,028,449
    2,019,737  Small Business Administration, Adjustable Rate Pool 502462, 10.225%, due 11/25/07....       2,181,316
    1,925,001  Small Business Administration, Adjustable Rate Pool 502501, 10.225%, due 4/25/03.....       2,030,876
      842,059  Small Business Administration, Adjustable Rate Pool 502568, 10.225%, due 9/25/03.....         891,530
      906,889  Small Business Administration, Adjustable Rate Pool 502583, 10.225%, due 9/25/03.....         960,169
                                                                                                      --------------
Total Asset Backed Securities (cost $17,130,114)
                                                                                                          16,651,668
                                                                                                      --------------
Collateralized Mortgage Obligations (38.8%):
    3,147,343  AFC Home Equity Loan Trust, Series 1995 2 A1, 6.534% variable rate, due 7/25/26......       3,177,832
       88,158  Federal Home Loan Mortgage Corporation, Series 1185 A, 6.75%, due 7/15/06............          88,470

                      See notes to financial statements.
                                      53

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
        ADJUSTABLE U.S. GOVERNMENT RESERVE FUND
    (continued)
Collateralized Mortgage Obligations, continued:
$     392,840  Federal Home Loan Mortgage Corporation, Series 1300 F, 6.01% variable rate, due
                6/15/07.............................................................................  $      395,786
       63,971  Federal Home Loan Mortgage Corporation, Series G8 SB, 9.60% variable rate, due
                3/25/23.............................................................................          57,896

      500,000  Federal National Mortgage Association, Series 1992 150 EA, 6.50%, due 5/25/17........         498,670

    4,000,000  Federal National Mortgage Association, Series 1993 138 FM, 6.28% variable rate, due
                12/25/21............................................................................       3,793,156

      239,913  Federal National Mortgage Association, Series 1993 2 SA, 7.156% variable rate, due
                3/25/22.............................................................................         219,070

      198,447  Federal National Mortgage Association, Series 1993 39 FA, 7.494% variable rate, due
                4/25/23.............................................................................         204,638

    3,248,918  Green Tree Financial Corporation, Series 1995 2 A1, 6.80%, due 6/15/26...............       3,263,640

      198,116  Kearny Street Real Estate Company L.P., Series 1993 1 A, 6.963% variable rate, due
                7/15/00.............................................................................         198,116

    2,669,397  Merrill Lynch & Company, Series 1994 B A1, 6.525% variable rate, due 12/15/19........       2,669,397

      646,027  Residential Funding Mortgage Security, Adjustable Rate Mortgage, Series 1991 21 BA,
                7.264%, due 8/25/21.................................................................         651,679

      426,165  Resolution Trust Corporation, Series 1991 6 Class B 4, 8.772% variable rate, due
                3/25/21.............................................................................         430,426

    1,550,043  Resolution Trust Corporation, Series 1992 9 Class B4, 7.229% variable rate, due
                4/25/27.............................................................................       1,563,122
Collateralized Mortgage Obligations, continued:
$   1,255,678  Resolution Trust Corporation, Series 1991 M6 A3, 8.667% variable rate, due 6/25/21...  $    1,255,678
    6,001,360  Resolution Trust Corporation, Series 1992 C3 A3, 7.275%, variable rate, due
                8/25/23.............................................................................       6,068,876
       17,094  Thrift Financing Corporation, Series D 4, 7.125%, due 5/1/16.........................          17,033
                                                                                                      --------------
Total Collateralized Mortgage Obligations (cost $24,794,298)
                                                                                                          24,553,485
                                                                                                      --------------
Corporate Bonds & Notes (5.5%):
    3,500,000  Lehman Brothers, Incorporated, 5.25%, due 1/2/96 (cost $3,463,461)...................       3,472,105
                                                                                                      --------------
Mortgage Backed Securities (13.9%):
    3,378,873  Federal Home Loan Mortgage Corporation, Pool G80007, 11.00%, due 7/15/18.............       3,733,654
      183,128  Federal Home Loan Mortgage Corporation, Adjustable Rate Mortgage Pool 840087, 5.669%,
                due 1/1/19..........................................................................         182,670
      214,258  Federal National Mortgage Association, Adjustable Rate Mortgage Pool 141698, 7.056%,
                due 12/1/18.........................................................................         216,801
    3,075,087  Federal National Mortgage Association, Adjustable Rate Mortgage Pool 220706, 6.119%,
                due 6/1/23..........................................................................       3,142,340
      111,064  Federal National Mortgage Association, Adjustable Rate Mortgage Pool 50469, 8.00%,
                due 7/1/98..........................................................................         113,654
      405,977  Federal National Mortgage Association, Adjustable Rate Mortgage Pool 55498, 5.75%,
                due 7/1/17..........................................................................         405,470
      174,909  Federal National Mortgage Association, Adjustable Rate Mortgage Pool 58039, 5.172%,
                due 8/1/17..........................................................................         177,605
      304,704  Federal National Mortgage Association, Adjustable Rate Mortgage Pool 60190, 7.75%,
                due 3/1/18..........................................................................         319,653

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  ADJUSTABLE U.S. GOVERNMENT RESERVE FUND
    (continued)
Mortgage Backed Securities, continued:
$     507,094  Federal National Mortgage Association, Adjustable Rate Mortgage Pool 67189, 7.25%,
                due 7/1/17..........................................................................  $      529,228
                                                                                                      --------------
Total Mortgage Backed Securities (cost $8,886,032)
                                                                                                           8,821,075
                                                                                                      --------------
U.S. Treasury Obligations (11.0%):
    4,000,000  U.S. Treasury Notes, 5.125%, due 3/31/98.............................................       3,916,800
    3,000,000  U.S. Treasury Notes, 6.625%, due 3/31/97.............................................       3,040,307
                                                                                                      --------------
Total U.S. Treasury Obligations (cost $6,848,723)
                                                                                                           6,957,107
                                                                                                      --------------
Short-Term Holdings (4.5%):
    2,740,583  Provident Institutional Funds, Federal Trust Fund....................................       2,740,583
       86,686  Federal Farm Credit Bank Master Note FBO.............................................          86,686
                                                                                                      --------------
Total Short-Term Holdings (cost $2,827,269)                                                                2,827,269
                                                                                                      --------------
Total Investments (100.0%) (cost $63,949,897)
                                                                                                         $63,282,709
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  GOVERNMENT INCOME FUND
Collateralized Mortgage Obligations (40.7%):
$   5,000,000  Federal Home Loan Mortgage Corporation, Series 1989 96 D, 7.00%, due 10/3/00.........  $    4,932,650
    5,000,000  Federal Home Loan Mortgage Corporation, Series 1989 109 H, 9.00%, due 5/15/20........       5,199,750
    3,863,252  Federal Home Loan Mortgage Corporation, Series 1990 188 F, 7.50%, due 5/15/20........       3,892,497
    4,138,759  Federal Home Loan Mortgage Corporation, Series 1991 1052 E, 7.50%, due 4/15/19.......       4,167,068
    4,327,708  Federal Home Loan Mortgage Corporation, Series 1991 1130 J, 7.50%, due 9/15/20.......       4,410,540
    1,939,134  Federal Home Loan Mortgage Corporation, Series 1991 1169 C, 7.00%, due 11/15/19......       1,946,541
Collateralized Mortgage Obligations, continued:
$   5,000,000  Federal Home Loan Mortgage Corporation, Series 1992 1189 F, 7.50%, due 1/15/21.......  $    5,093,700
    2,000,000  Federal National Mortgage Association, Series 1989 96 G, 8.75%, due 5/25/19..........       2,084,240
    3,417,870  Federal National Mortgage Association, Series 1989 101 G, 8.00%, due 3/25/19.........       3,485,168
    5,142,000  Federal National Mortgage Association, Series 1991 33 PN, 8.25%, due 5/25/20.........       5,346,189
    4,558,765  Federal National Mortgage Association, Series 1991 156 A, 7.50%, due 10/25/21........       4,623,818
    4,731,168  Federal National Mortgage Association, Series 1993 29 A, 6.65%, due 10/25/18.........       4,682,011
                                                                                                      --------------
Total Collateralized Mortgage Obligations (cost $49,305,124)
                                                                                                          49,864,172
                                                                                                      --------------
Government Agency Bonds & Notes (4.9%):
    1,000,000  Federal Home Loan Bank, 8.25%, due 6/25/96...........................................       1,023,770
    5,000,000  Student Loan Marketing Association, 8.29%, due 12/22/97..............................       5,047,600
                                                                                                      --------------
Total Government Agency Bonds & Notes (cost $6,016,250)
                                                                                                           6,071,370
                                                                                                      --------------
U.S. Treasury Obligations (53.5%):
    5,000,000  U.S. Treasury Notes, 6.875%, due 2/28/97.............................................       5,084,650
    7,500,000  U.S. Treasury Notes, 7.875%, due 4/15/98.............................................       7,879,200
    3,000,000  U.S. Treasury Notes, 8.25%, due 7/15/98..............................................       3,193,620
    5,000,000  U.S. Treasury Notes, 6.50%, due 4/30/99..............................................       5,080,450
    5,000,000  U.S. Treasury Notes, 6.875%, due 8/31/99.............................................       5,155,700
    5,000,000  U.S. Treasury Notes, 7.75%, due 11/30/99.............................................       5,330,250
   13,000,000  U.S. Treasury Notes, 7.50%, due 11/15/01.............................................      13,922,870
    4,000,000  U.S. Treasury Notes, 6.25%, due 2/15/03..............................................       3,997,040
    5,000,000  U.S. Treasury Notes, 7.25%, due 5/15/04..............................................       5,310,550
   10,000,000  U.S. Treasury Notes, 7.25%, due 8/15/04..............................................      10,633,000
                                                                                                      --------------
Total U.S. Treasury Obligations (cost $63,487,558)
                                                                                                          65,587,330
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  GOVERNMENT INCOME FUND (continued)
Short-Term Holdings (0.9%):
$   1,084,762  Federal Farm Credit Bank Master Note FBO (cost $1,084,762)...........................  $    1,084,762
                                                                                                      --------------
Total Investments (100.0%) (cost $119,893,694)
                                                                                                        $122,607,634
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  INCOME FUND
Collateralized Mortgage Obligations (25.8%):
$   3,341,250  Federal Home Loan Mortgage Corporation, Series 1989 96 D, 7.00%, due 11/15/20........  $    3,296,243
    4,000,000  Federal Home Loan Mortgage Corporation, Series 1992 1189 F, 7.50%, due 1/15/21.......       4,074,960
    4,577,874  Federal Home Loan Mortgage Corporation, Series 1992 1419 M, 2.893% variable rate, due
                11/15/97............................................................................       4,153,048
    2,000,000  Federal National Mortgage Association, Series 1989 96 G, 8.75%, due 5/25/19..........       2,084,240
    2,563,402  Federal National Mortgage Association, Series 1989 101 G, 8.00%, due 3/25/19.........       2,613,875
    4,115,749  Federal National Mortgage Association, Series 1990 31 G, 7.00%, due 2/25/18..........       4,110,110
    4,000,000  Federal National Mortgage Association, Series 1991 33 PN, 8.25%, due 5/25/20.........       4,158,840
    3,000,000  Federal National Mortgage Association, Series 1991 59 K, 8.00%, due 5/25/16..........       3,058,710
    3,000,000  Federal National Mortgage Association, Series 1992 G54 C, 7.50%, due 6/25/20.........       3,049,560
                                                                                                      --------------
Total Collateralized Mortgage Obligations (cost $30,451,860)
                                                                                                          30,599,586
                                                                                                      --------------
Corporate Bonds & Notes (28.9%):
    4,000,000  Canadian Reynolds Metals, 6.625%, due 7/15/02........................................       3,980,000
    5,500,000  Capital Holdings Aggregate Index Notes, 7.62% variable rate, due 2/7/97(a)...........       5,742,000
    2,000,000  Cemex SA, Series 144A, 8.875%, due 6/10/98(b)........................................       1,700,000
    4,000,000  General Motors Corporation, 8.80%, due 3/1/21........................................       4,700,000
Corporate Bonds & Notes, continued:
$   5,000,000  Lehman Brothers Holdings, 8.80%, due 3/1/15..........................................  $    5,337,500
    2,500,000  North American Mortgage, 6.53%, due 11/13/00.........................................       2,437,500
    5,000,000  PNC Bank Corporation, 7.875%, due 4/15/05............................................       5,312,500
    5,000,000  Pacific Telephone & Telegraph Company, 7.625%, due 6/1/09............................       5,125,000
                                                                                                      --------------
Total Corporate Bonds & Notes (cost $33,155,560)
                                                                                                          34,334,500
                                                                                                      --------------
Government Agency Bonds & Notes (17.2%):
    5,000,000  Federal Home Loan Mortgage Corporation, 7.91%, due 8/22/01...........................       5,126,900
    5,000,000  Federal Home Loan Mortgage Corporation, 8.14%, due 9/28/01...........................       5,032,500
    5,000,000  Federal National Mortgage Association, 8.05%, due 9/26/01............................       5,030,600
    5,000,000  Federal National Mortgage Association, 8.42%, due 10/20/04...........................       5,260,650
                                                                                                      --------------
Total Government Agency Bonds & Notes (cost $20,006,250)
                                                                                                          20,450,650
                                                                                                      --------------
Receivables Backed Securities (9.6%):
    3,000,000  Carco Auto Loan Master Trust, Series 1991 3 A, 7.875%, due 3/15/98...................       3,066,300
    3,000,000  Sears Credit Account Master Trust, Series 1995 3 A, 7.00%, due 10/15/04..............       3,057,600
    5,250,000  Spiegel Charge Account Trust, Series 1992 2 A, 6.95%, due 12/17/01...................       5,311,950
                                                                                                      --------------
Total Receivables Backed Securities (cost $11,328,035)
                                                                                                          11,435,850
                                                                                                      --------------
U.S. Treasury Obligations (17.8%):
    3,000,000  U.S. Treasury Notes, 6.875%, due 7/31/99.............................................       3,090,690
    4,000,000  U.S. Treasury Notes, 7.50%, due 11/15/01.............................................       4,283,960
    2,000,000  U.S. Treasury Notes, 7.25%, due 8/15/04..............................................       2,126,600
   11,000,000  U.S. Treasury Notes, 7.25%, due 5/15/16..............................................      11,598,620
                                                                                                      --------------
Total U.S. Treasury Obligations (cost $20,340,704)
                                                                                                          21,099,870
                                                                                                      --------------
Short-Term Holdings (0.7%):
      591,300  Dreyfus Cash Management Fund.........................................................         591,300

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  INCOME FUND (continued)
Short-Term Holdings, continued:
$     255,000  Dreyfus Treasury Prime Cash Management Fund..........................................  $      255,000
                                                                                                      --------------
Total Short-Term Holdings (cost $846,300)                                                                    846,300
                                                                                                      --------------
Total Investments (100.0%) (cost $116,128,709)
                                                                                                         118,766,756
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  TOTAL RETURN BOND FUND
Corporate Bonds & Notes (27.8%):
$   1,000,000  CIGNA Corporation, 8.00%, due 9/1/96.................................................  $    1,017,601
    1,000,000  Chrysler Financial Corporation, 6.00%, due 4/15/96...................................         997,195
    2,000,000  Cleveland Electric Illuminating Company, 8.70%, due 6/3/96...........................       2,020,263
      400,000  Cleveland Electric Illuminating Company, 9.10%, due 7/22/96..........................         406,137
    1,150,000  Commonwealth Edison Company, 5.50%, due 7/15/95......................................       1,148,454
    1,100,000  Commonwealth Edison Company, 8.92%, due 8/15/96......................................       1,127,658
      250,000  Detroit Edison Company, 6.00%, due 12/1/96...........................................         248,271
    1,000,000  General Motors Acceptance Corporation, 6.30%, due 2/2/96.............................         999,879
      700,000  General Motors Acceptance Corporation, 8.65%, due 5/29/96............................         715,006
    1,400,000  General Motors Acceptance Corporation, 8.25%, due 8/29/96............................       1,430,342
      200,000  General Motors Acceptance Corporation, 7.85%, 10/25/96...............................         203,801
    1,500,000  Houston Industries, Incorporated, 7.25%, due 12/1/96.................................       1,517,587
    2,500,000  Illinois Power Company, 9.25%, due 12/16/96..........................................       2,601,825
    2,350,000  Long Island Lighting Company, 8.75%, due 5/1/96......................................       2,391,674
Corporate Bonds & Notes, continued:
$   1,500,000  McDermott International, Incorporated, 10.25%, due 6/1/95............................  $    1,500,000
    1,500,000  Pacificorp, 8.69%, due 7/16/96.......................................................       1,539,963
      750,000  Pennsylvania Electric Company, 7.45%, due 10/25/96...................................         761,922
    1,205,000  Salomon Brothers, Incorporated, 7.30%, due 6/11/96...................................       1,210,046
    1,000,000  USX Corporation, 8.875%, due 9/15/97.................................................       1,045,475
      700,000  United Illuminating Company, 7.25%, due 10/2/95......................................         701,750
    2,300,000  Westinghouse Credit Corporation, 8.875%, due 8/1/95..................................       2,307,279
    1,000,000  Westinghouse Credit Corporation, 9.10%, due 8/1/95...................................       1,004,074
                                                                                                      --------------
Total Corporate Bonds & Notes (cost $26,853,274)
                                                                                                          26,896,202
                                                                                                      --------------
U.S. Treasury Obligations (69.5%):
    2,500,000  U.S. Treasury Notes, 5.125%, due 11/15/95............................................       2,492,189
    5,625,000  U.S. Treasury Notes, 8.50%, due 11/15/95.............................................       5,691,798
    2,300,000  U.S. Treasury Notes, 9.25%, due 1/15/96..............................................       2,346,715
    6,650,000  U.S. Treasury Notes, 7.75%, due 3/31/96..............................................       6,749,750
      700,000  U.S. Treasury Notes, 7.625%, due 5/31/96.............................................         712,030
    4,450,000  U.S. Treasury Notes, 7.25%, due 8/31/96..............................................       4,523,697
    5,025,000  U.S. Treasury Notes, 8.00%, due 10/15/96.............................................       5,166,329
    3,300,000  U.S. Treasury Notes, 7.25%, due 11/30/96.............................................       3,363,938
    4,500,000  U.S. Treasury Notes, 7.50%,
                due 12/31/96........................................................................       4,611,087
    2,000,000  U.S. Treasury Notes, 8.00%, due 1/15/97..............................................       2,066,250
      200,000  U.S. Treasury Notes, 8.50%, due 7/15/97..............................................         210,375
      300,000  U.S. Treasury Notes, 5.875%, due 2/15/04.............................................         291,187
      700,000  U.S. Treasury Notes, 7.25%, due 5/15/04..............................................         743,092
    4,750,000  U.S. Treasury Notes, 7.25%, due 8/15/04..............................................       5,048,352
    2,675,000  U.S. Treasury Bonds, 11.625%, due 11/15/04...........................................       3,664,750

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  TOTAL RETURN BOND FUND (continued)
U.S. Treasury Obligations, continued:
$   7,575,000  U.S. Treasury Bonds, 9.375%, due 2/15/06.............................................  $    9,324,340
      415,000  U.S. Treasury Bonds, 11.25%, due 2/15/15.............................................         618,738
    3,500,000  U.S. Treasury Bonds, 7.50%, due 11/15/16.............................................       3,787,651
    5,050,000  U.S. Treasury Bonds, 8.125%, due 8/15/19.............................................       5,839,062
                                                                                                      --------------
Total U.S. Treasury Obligations (cost $64,885,138)
                                                                                                          67,251,330
                                                                                                      --------------
Short-Term Holdings (2.7%):
    1,559,903  Dreyfus Government Cash Management Fund..............................................       1,559,903
    1,093,812  Federal Farm Credit Bank Master Note FBO.............................................       1,093,812
                                                                                                      --------------
Total Short-Term Holdings (cost $2,653,715)                                                                2,653,715
                                                                                                      --------------
Total Investments (100.0%) (cost $94,392,128)
                                                                                                         $96,801,247
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  TAX-FREE INCOME FUND
Municipal Bonds (98.9%):
Arizona (7.4%):
$   3,000,000  Maricopa County, AZ, School District #48, General Obligation Bonds, 9.00%, due
                7/1/05..............................................................................  $    3,906,303
    4,000,000  Phoenix, AZ, Street & Highway User Revenue Refunding Bonds, 9.25%, due 7/1/07........       5,452,720
                                                                                                      --------------
                                                                                                           9,359,023
                                                                                                      --------------
Arkansas (1.9%):
    2,230,000  Arkansas State Development Finance Authority, Single Family Mortgage Revenue
                Refunding Bonds, Series A, 8.00%, due 8/15/11.......................................       2,438,419
                                                                                                      --------------
California (2.4%):
    1,005,000  Santa Monica, CA, Wastewater Enterprise Revenue Refunding Bonds, Hyperion Project,
                AMBAC insured, 12.00%, due 1/1/04...................................................       1,490,129
California, continued:
$   1,475,000  Stanislaus, CA, Waste-to-Energy Financing Agency, Solid Waste Facilities Revenue
                Refunding Bonds, Odgen Martin Systems, Incorporated Project, 7.625%, due 1/1/10.....  $    1,575,656
                                                                                                      --------------
                                                                                                           3,065,785
                                                                                                      --------------
Colorado (13.8%):
    1,000,000  Colorado Housing Finance Authority, General Obligation Refunding Bonds, Series A,
                7.40%, due 5/1/11...................................................................       1,074,600
    2,995,000  Colorado Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds,
                Series D-II, 8.125%, due 6/1/25.....................................................       3,436,167
    1,000,000  Colorado Student Obligation Board Authority, Student Loan Revenue Bonds, Series L,
                6.00%, due 9/1/01...................................................................       1,037,813
    3,000,000  Denver, CO, Urban Renewal Authority, Tax Increment Revenue Bonds, Series A, 9.125%,
                due 9/1/17..........................................................................       3,400,143
    1,050,000  Jefferson County, CO, Single Family Mortgage Revenue Refunding Bonds, Series A,
                8.875%, due 10/1/13.................................................................       1,143,250
    2,175,000  Larimer County, CO, School District #1, Poudre, General Obligation Refunding Bonds,
                8.50%, due 12/15/07.................................................................       2,804,274
    1,380,000  Logan County, CO, Single Family Mortgage Revenue Refunding Bonds, Series A, 8.50%,
                due 11/1/11.........................................................................       1,491,852
      750,000  Mountain Village Metropolitan District, San Miguel County, CO, General Obligation
                Refunding Bonds, Series 1992, 7.95%, due 12/1/03....................................         843,078
      600,000  San Miguel County, CO, Housing Authority, Multi-Family Housing Revenue Bonds,
                Telluride Village Apartments Project, Series 1993, 6.30%, due 7/1/13................         591,060

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  TAX-FREE INCOME FUND (continued)
Colorado, continued:
$   1,520,000  Vail, CO, Single Family Mortgage Revenue Refunding Bonds, Series 1992 A, 8.125%, due
                6/1/10..............................................................................  $    1,657,472
                                                                                                      --------------
                                                                                                          17,479,709
                                                                                                      --------------

Florida (3.2%):
    2,000,000  Florida State Board of Education, General Obligation Bonds, Series B, 5.75%, due
                6/1/12..............................................................................       2,030,943
    2,000,000  Florida State Division Board, Finance Department, General Services Revenue Bonds,
                Environmental Preservation 2000 Project, Series A, AMBAC insured, 5.70%, due
                7/1/09..............................................................................       2,052,803
                                                                                                      --------------
                                                                                                           4,083,746
                                                                                                      --------------

Hawaii (5.0%):
    5,000,000  Hawaii State General Obligation Bonds, Series CA, 8.00%, due 1/1/13..................       6,416,853
                                                                                                      --------------

Illinois (7.7%):
    1,100,000  Illinois Health Facilities Authority, Health Care Revenue Bonds, OSF Healthcare
                System Project, 6.00%, due 11/15/23.................................................       1,060,766
    2,690,000  Illinois Housing Development Authority, Residential Mortgage Revenue Bonds, Series B,
                5.00%, due 8/1/95...................................................................       2,694,280
    4,350,000  Regional Transportation Authority, IL, Sales Tax Revenue Refunding Bonds, Series D,
                FGIC insured, 7.75%, due 6/1/19.....................................................       5,508,408
      500,000  Whiteside County, IL, Housing Authority, Multi-Family Housing Revenue Bonds, Civic
                Plaza II-A Project, guaranteed by HUD Section 8, 6.95%, due 5/1/11..................         533,483
                                                                                                      --------------
                                                                                                           9,796,937
                                                                                                      --------------
Indiana (1.2%):
$   1,285,000  Indiana State Office Building Common, Capital Complex Revenue Bonds, Series C, MBIA
                insured, 7.40%, due 7/1/15..........................................................  $    1,561,715
                                                                                                      --------------
Kansas (3.9%):
    3,175,000  Kansas State Department of Transportation, Highway Revenue Bonds, Series A, 7.25%,
                due 9/1/08..........................................................................       3,778,792
    1,095,000  Reno County, KS, Single Family Mortgage Revenue Bonds, Series B, 8.70%, due 3/1/11...       1,183,568
                                                                                                      --------------
                                                                                                           4,962,360
                                                                                                      --------------
Louisiana (2.1%):
      600,000  East Baton Rouge, LA, Mortgage Finance Authority Revenue Bonds, GNMA collateralized,
                Series 1988 C, 8.375%, due 2/1/17...................................................         644,732
    5,000,000  Rapides Parish, LA, Housing & Mortgage Finance Authority, Capital Appreciation
                Residual Revenue Refunding Bonds, Series C, 0.00% (7.45% effective yield), due
                7/10/14.............................................................................       1,317,051
    2,900,000  St Bernard Parish, LA, Housing Mortgage Agency, Single Family Mortgage Residual
                Revenue Bonds, Series 1992 C, 0.00% (7.65% effective yield), due 7/10/14............         710,240
                                                                                                      --------------
                                                                                                           2,672,023
                                                                                                      --------------
Maryland (0.5%):
    3,000,000  Maryland State Community Development Administration, Multi-Family Housing Revenue
                Bonds, Series C, 0.00% (9.10% effective yield), due 5/15/11.........................         631,292
                                                                                                      --------------
Massachusetts (6.6%):
    4,000,000  Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue Bonds,
                MBIA insured, 6.50%, due 7/1/05.....................................................       4,436,480

                      See notes to financial statements.
                                      59


NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  TAX-FREE INCOME FUND (continued)
Massachusetts, continued:
$   2,500,000  Massachusetts State College Building Authority, Educational Facilities Revenue
                Refunding Bonds, Series A, State guaranteed 7.50%, due 5/1/14.......................  $    3,063,000

      855,000  New Bedford, MA, Industrial Development Revenue Bonds, Aerovox Incorporated Project,
                7.42%, due 7/1/02...................................................................         885,960
                                                                                                      --------------
                                                                                                           8,385,440
                                                                                                      --------------

Michigan (5.3%):

    3,200,000  Dickinson County, MI, Memorial Hospital System Revenue Bonds, 8.125%, due 11/1/24....       3,289,475

    2,760,000  Wayland, MI, Unified School District, General Obligation Bonds, FGIC insured, 8.00%,
                due 5/1/10..........................................................................       3,485,190
                                                                                                      --------------
                                                                                                           6,774,665
                                                                                                      --------------
Minnesota (2.6%):

    1,000,000  Minneapolis, MN, Hospital Revenue Bonds, Children's Medical Center, Series C, 7.00%,
                due 12/1/20.........................................................................       1,100,470
    2,000,000  Minnesota State Housing Finance Agency, Housing Development Revenue Bonds, Series A,
                6.85%, due 2/1/07...................................................................       2,141,940
                                                                                                      --------------
                                                                                                           3,242,410
                                                                                                      --------------

Mississippi (1.3%):
    2,000,000  Mississippi Home Corporation, Residual Revenue Capital Appreciation Bonds, Series
                1992 II, 0.00% (7.375% effective yield), due 4/15/12................................         603,980

    1,000,000  Mississippi Hospital Equipment & Facilities Authority, Health Care Revenue Bonds,
                MBIA insured, 6.00%, due 5/1/13.....................................................       1,026,560
                                                                                                      --------------
                                                                                                           1,630,540
                                                                                                      --------------
Missouri (2.2%):
$   2,000,000  Ritenour, MO, Consolidated School District, General Obligation Bonds, Series A, FGIC
                insured, 9.50%, due 2/1/08..........................................................  $    2,785,820
                                                                                                      --------------
Nevada (1.2%):
    1,500,000  Washoe County, NV, Hospital Facilities Revenue Bonds, 6.00%, due 6/1/15..............       1,472,610
                                                                                                      --------------
New York (5.8%):
    2,530,000  New York, NY, General Obligation Bonds, Series B, 7.30% due 8/15/10..................       2,763,139
    1,500,000  New York, NY, General Obligation Bonds, Series B, 7.375% due 8/15/13.................       1,640,520
    1,500,000  New York State Housing Finance Agency, Health Facilities Revenue Bonds, New York City
                Series A, 8.00%, due 11/1/08........................................................       1,685,339
    1,265,000  New York State Thruway Authority, Service Contract Revenue Bonds, Local Highway and
                Bridge Project, MBIA insured, 5.125%, due 4/1/07....................................       1,247,811
                                                                                                      --------------
                                                                                                           7,336,809
                                                                                                      --------------
North Dakota (3.1%):
    3,590,000  Ward County, ND, Health Care Facilities Revenue Bonds, St. Joseph Hospital
                Corporation Project, 8.875%, due 11/15/14...........................................       3,976,359
                                                                                                      --------------
Pennsylvania (3.2%):
    3,715,000  Montgomery County, PA, Industrial Development Authority, Resource Recovery Revenue
                Refunding Bonds, Banque Paribas LOC, 7.50%, due 1/1/12..............................       4,008,042
                                                                                                      --------------
Puerto Rico (1.7%):
    2,000,000  Commonwealth of Puerto Rico, General Obligation Bonds, MBIA insured, 6.25%, due
                7/1/11..............................................................................       2,190,123
                                                                                                      --------------
South Dakota (1.4%):
    1,750,000  South Dakota State Health & Educational Facilities Authority, Health Care Revenue
                Bonds, Huron Regional Medical Center, 7.30%, due 4/1/16.............................       1,830,483
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  TAX-FREE INCOME FUND (continued)
Texas (9.5%):

$     825,000  Baytown, TX, Housing Finance Corporation, Single Family Housing Revenue Refunding
                Bonds, Series 1992 A, 8.50%, due 9/1/11.............................................  $      919,334
    3,350,000  Beaumont, TX, Housing Finance Corporation Revenue Refunding Bonds, 9.20%, due
                3/1/12..............................................................................       3,780,847

      380,000  Corpus Christi, TX, Housing Finance Authority Revenue Bonds, Series A, MBIA insured,
                7.70%, due 7/1/11...................................................................         415,340
      365,000  El Paso, TX, Housing Finance Corporation, Single Family Mortgage Revenue Bonds,
                Series A, 8.75%, due 10/1/11........................................................         405,788

      560,000  Galveston TX, Property Finance Authority, Incorporated, Single Family Mortgage
                Revenue Bonds, Series A, 8.50%, due 9/1/11..........................................         617,876

      340,000  Port Arthur, TX, Housing Finance Corporation, Single Family Mortgage Revenue Bonds,
                8.70%, due 3/1/12...................................................................         376,505

    1,380,000  Tarrant County, TX, Health Facilities Development Corporation, Hospital Revenue
                Refunding Bonds, Fort Worth Osteopathic, 7.00%, due 5/15/28.........................       1,386,790

    4,000,000  Washington County, TX, Health Facilities Development Corporation Revenue Bonds,
                Lutheran Social Services of the South Project, Series 1994, 7.50%, due 8/15/15......       4,165,520
                                                                                                      --------------
                                                                                                          12,068,000
                                                                                                      --------------

Virginia (1.7%):

    2,000,000  Virginia State Housing Development Authority, Commonwealth Single Family Mortgage
                Revenue Bonds, Series H, 6.85%, due 1/1/05..........................................       2,123,160
                                                                                                      --------------
Washington (4.2%):
$   1,880,000  Washington State Public Power Supply System, Power Revenue Bonds, Nuclear Project #1,
                Series B, 5.60%, due 7/1/07.........................................................  $    1,888,085
    3,000,000  Yakima County, WA, School District #007, General Obligation Refunding Bonds, MBIA
                insured, 6.75%, due 12/1/06.........................................................       3,390,360
                                                                                                      --------------
                                                                                                           5,278,445
                                                                                                      --------------
Total Municipal Bonds (cost $119,496,416)                                                                125,570,768
                                                                                                      --------------
Short-Term Holdings (1.1%):
    1,374,156  Federated Tax Free Obligations Money Market Fund (cost $1,347,156)...................       1,374,156
                                                                                                      --------------
Total Investments (100.0%) (cost $120,843,572)
                                                                                                        $126,944,924
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  ARIZONA TAX-FREE FUND
Municipal Bonds (94.9%):
Education Facilities Revenue (11.0%):
$     100,000  Arizona State Municipal Financing Program, Certificates of Participation, Series 19,
                escrowed to maturity, 7.75%, due 8/1/04.............................................  $      121,163
       75,000  Arizona State University Revenue Bonds, Series A, 5.60%, due 7/1/05..................          76,906
      100,000  Arizona State University Revenue Bonds, 6.00%, due 7/1/05............................         105,422
       90,000  University of Arizona Revenue Refunding Bonds, 6.125%, due 6/1/03....................          96,854
                                                                                                      --------------
                                                                                                             400,345
                                                                                                      --------------
General Obligations -- Political Subdivisions (24.8%):
      100,000  Gilbert, AZ, General Obligation Bonds, Projects of 1988, Series C, MBIA insured,
                8.50%, due 7/1/03...................................................................         124,313
      100,000  Gilbert, AZ, General Obligation Bonds, Projects of 1988, Series C, MBIA insured,
                8.50%, due 7/1/04...................................................................         125,880
      200,000  Phoenix, AZ, General Obligation Refunding Bonds, 6.375%, due 7/1/07..................         216,670

                      See notes to financial statements

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  ARIZONA TAX-FREE FUND (continued)
General Obligations -- Political Subdivisions, continued:
$     300,000  Phoenix, AZ, General Obligation Refunding Bonds, Series A, 7.50%, due 7/1/08.........  $      361,695

       75,000  Mesa, AZ, General Obligation Bonds, Projects of 1987, MBIA insured, 5.70%, due
                7/1/08..............................................................................          77,423
                                                                                                      --------------
                                                                                                             905,981
                                                                                                      --------------

General Obligations -- School Districts (29.7%):

      100,000  Maricopa County, AZ, School District #3, Tempe, General Obligation Bonds, Series
                1991-C, 6.00%, due 7/1/07...........................................................         107,631

      500,000  Maricopa County, AZ, School District #14, Creighton, General Obligation Bonds, School
                Improvement Project of 1990, Series C, FGIC insured, 6.50%, due 7/1/07..............         564,465

      100,000  Maricopa County, AZ, School District #31, Balsz, General Obligation Bonds, Series A,
                AMBAC insured, 5.90%, due 7/1/07....................................................         105,638

      100,000  Navajo County, AZ, Unified School District #32, Blue Ridge, General Obligation
                Improvement Bonds, CGIC insured, 5.80%, due 7/1/07..................................         102,126
      200,000  Yavapai County, AZ, Unified School District #22, Humboldt, General Obligation Bonds,
                Series A, FGIC insured, 5.75%, due 7/1/10...........................................         204,430
                                                                                                      --------------
                                                                                                           1,084,290
                                                                                                      --------------

Health Care Revenue (10.5%):

      200,000  Maricopa County, AZ, Industrial Development Authority, Health Facilities Revenue
                Refunding Bonds, Samaritan Health Services, Series A, MBIA insured, 7.15%, due
                12/1/04.............................................................................         233,028
Health Care Revenue, continued:
$     100,000  Maricopa County, AZ, Industrial Development Authority, Health Facilities Revenue
                Refunding Bonds, Catholic Healthcare, Series A, MBIA insured, 5.00%, due 7/1/06.....  $       99,743
       50,000  Navapache, AZ, Hospital District, Health Care Revenue Bonds, FGIC insured, 5.40%, due
                6/1/12..............................................................................          49,616
                                                                                                      --------------
                                                                                                             382,387
                                                                                                      --------------
Other Revenue (2.9%):
      100,000  Tucson, AZ, Local Business Development Finance Corporation, Lease Revenue Refunding
                Bonds, FGIC insured, 6.10%, due 7/1/03..............................................         106,960
                                                                                                      --------------
Sales Tax Revenue (2.9%):
      100,000  Casa Grande, AZ, Excise Tax Revenue Bonds, FGIC insured, 5.90%, due 4/1/06...........         106,277
                                                                                                      --------------
Transportation Revenue (7.3%):
      100,000  Arizona State Transportation Board, Highway Revenue Refunding Bonds, Sub Series A,
                6.25%, due 7/1/04...................................................................         107,920
      100,000  Arizona State Transportation Board, Highway Revenue Refunding Bonds, Series A, 6.00%,
                due 7/1/08..........................................................................         106,344
       50,000  Phoenix, AZ, Street & Highway User Revenue Refunding Bonds, Series A, FGIC insured,
                5.80%, due 7/1/05...................................................................          52,406
                                                                                                      --------------
                                                                                                             266,670
                                                                                                      --------------
Utilities Revenue (5.8%):
      100,000  Phoenix, AZ, Civic Improvement Corporation, Wastewater System Lease Revenue Bonds,
                6.125%, due 7/1/23, prerefunded 7/1/03 at 102.......................................         110,362
      100,000  Salt River Project, AZ, Agricultural Improvement & Power District Electric System
                Revenue Bonds, 5.80%, due 1/1/05....................................................         105,094
                                                                                                      --------------
                                                                                                             215,456
                                                                                                      --------------
Total Municipal Bonds (cost $3,375,598)                                                                    3,468,366
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  ARIZONA TAX-FREE FUND (continued)
Short-Term Holdings (5.1%):
$     138,988  Federated Tax Free Obligations Money Market Fund.....................................  $      138,988
       45,897  Provident Institutional Funds, Municipal Fund for Temporary Investment...............          45,897
                                                                                                      --------------
Total Short-Term Holdings (cost $184,885)                                                                    184,885
                                                                                                      --------------
Total Investments (100.0%) (cost $3,560,483)                                                             $ 3,653,251
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  COLORADO TAX-FREE FUND
Municipal Bonds (99.1%):
Education Facilities Revenue (3.4%):
$     500,000  Auraria, CO, Higher Education Center, Parking Facilities Revenue Refunding Bonds, FSA
                insured, 5.30%, due 4/1/12..........................................................  $      491,225
      500,000  Colorado State Colleges Board, Educational Facilities Revenue Bonds, Adams State
                College, Series A, MBIA insured, 4.70%, due 5/15/00.................................         501,080
      600,000  Colorado State Colleges Board, Educational Facilities Revenue Bonds, Western State
                College Project, Series A, 6.625%, due 5/1/15, prerefunded 5/1/02 at 102............         676,200
      200,000  University of Colorado Revenue Bonds, 6.80%, Research Building Project, 6.80%, due
                6/1/02..............................................................................         214,096
                                                                                                      --------------
                                                                                                           1,882,601
                                                                                                      --------------
General Obligations -- Political Subdivisions (13.7%):
      800,000  Arapahoe County, CO, General Obligation Bonds, Arapahoe Water & Sanitation District,
                Series A, First Bank System LOC, 6.00%, due 12/1/10.................................         811,096
      500,000  City of Fort Collins, CO, General Obligation Refunding Bonds, Series B, 6.10%, due
                12/1/03.............................................................................         540,755

----------------------------------------------
  COLORADO TAX-FREE FUND (continued)
General Obligations -- Political Subdivisions, continued:
$   1,000,000  Commonwealth of Puerto Rico, General Obligation Bonds, MBIA insured, 6.25%, due
                7/1/08..............................................................................  $    1,096,710
      500,000  Denver, CO, City & County General Obligation Bonds, 6.375%, due 8/1/02...............         546,695
      350,000  Denver, CO, City & County General Obligation Bonds, Series A, 6.20%, due 8/1/07......         367,668
    1,000,000  Highlands Ranch Metropolitan District #4, CO, General Obligation Bonds, Swiss Bank,
                NY LOC, 5.80%, due 12/1/07..........................................................       1,036,010
      255,000  Piney Creek Metropolitan District, CO, General Obligation Bonds, Asset Guaranty
                insured, 5.35%, due 12/1/08.........................................................         253,547
      480,000  Poudre Valley, CO, Hospital District, General Obligation Refunding Bonds, 5.375%, due
                11/15/07............................................................................         479,770
      750,000  South Suburban Park & Recreation District, CO, General Obligation Refunding Bonds,
                AMBAC insured, 6.25%, due 12/15/13..................................................         791,663
    1,000,000  Stonegate Village Metropolitan District, CO, General Obligation Refunding Bonds,
                Series A, guaranteed by Mobil Corporation, 6.30%, due 12/1/04.......................       1,075,940
      500,000  Thornton, CO, General Obligation Refunding Bonds, FGIC insured, 5.50%, due 12/1/01...         522,465
                                                                                                      --------------
                                                                                                           7,522,319
                                                                                                      --------------
General Obligations -- School Districts (31.0%):
      380,000  Adams County, CO, School District #12, General Obligation Refunding Bonds, FGIC
                insured, 6.125%, due 12/15/07.......................................................         404,517

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  COLORADO TAX-FREE FUND (continued)
General Obligations -- School Districts, continued:
$   1,240,000  Adams County, CO, School District #12, General Obligation Refunding Bonds, FGIC
                insured, 6.20%, due 12/15/08........................................................  $    1,317,561
      645,000  Adams County, CO, School District #12, General Obligation Refunding Bonds, FGIC
                insured, 6.20%, due 12/15/10........................................................         681,035
      580,000  Arapahoe County, CO, School District #005, Cherry Creek, General Obligation Bonds,
                7.00%, due 12/15/04.................................................................         643,620
      300,000  Boulder Valley, CO, School District #RE 2, General Obligation Bonds, Series A, 5.35%,
                due 12/1/01.........................................................................         310,812
      600,000  Denver, CO, City & County School District #1, General Obligation Bonds, Series B,
                5.70%, due 12/15/02.................................................................         626,093
      750,000  Denver, CO, City & County School District #1, General Obligation Bonds, Series A,
                5.20%, due 12/1/03..................................................................         756,660
      500,000  Denver, CO, City & County School District #1, General Obligation Bonds, Series A,
                6.50%, due 6/1/10...................................................................         551,160
      500,000  Denver, CO, School District #1, General Obligation Bonds, Series A, 7.25%, due
                12/15/10, prerefunded 12/15/00 at 101...............................................         567,750
      300,000  Denver, CO, City & County School District #1, General Obligation Bonds, Series B,
                6.35%, due 12/15/12, prerefunded 12/15/02 at 101....................................         332,619
    1,000,000  Douglas County, CO, School District #RE 1, General Obligation Bonds, Series B, MBIA
                insured, 6.15%, due 12/15/08........................................................       1,069,600
      475,000  El Paso County, CO, School District #20, General Obligation Refunding Bonds, Series
                1993 A, 5.00%, due 12/15/01.........................................................         468,716
General Obligations -- School Districts, continued:
$     500,000  El Paso County, CO, School District #20, General Obligation Refunding Bonds, Series
                1993 B, 8.25%, due 12/15/04.........................................................  $      618,395
      250,000  El Paso & Elbert Counties, CO, Peyton School District #23, General Obligation Bonds,
                5.35%, due 12/15/09.................................................................         246,028
      500,000  Garfield, Pitkin & Eagle Counties, CO, School District #RE 1, Roaring Fork, General
                Obligation Bonds, MBIA insured, 5.40%, due 12/15/00.................................         521,835
    1,000,000  Jefferson County, CO, School District #R-001, General Obligation Bonds, 5.50%, due
                12/15/01............................................................................       1,046,020
      500,000  La Plata County, CO, School District #9, Durango, General Obligation Bonds, FGIC
                insured, 6.40%, due 11/1/07.........................................................         540,240
    1,485,000  Larimer County, CO, School District #1, Poudre, General Obligation Refunding Bonds,
                8.50%, due 12/15/08.................................................................       1,921,381
      500,000  Larimer, Weld & Boulder Counties, CO, School District #R-2J Thompson, General
                Obligation Bonds, 5.70%, due 12/15/04...............................................         523,960
      400,000  Pueblo County, CO, School District #70, General Obligation Bonds, AMBAC insured,
                6.00%, due 12/1/05..................................................................         432,468
      500,000  Pueblo County, CO, School District #70, General Obligation Bonds, AMBAC insured,
                6.10%, due 12/1/06..................................................................         540,795
    1,000,000  Pueblo County, CO, School District #70, General Obligation Bonds, AMBAC insured,
                6.30%, due 12/1/09..................................................................       1,073,110
      800,000  San Miguel County, CO, School District #R-1, General Obligation Bonds, 7.00%, due
                12/1/12.............................................................................         845,280

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  COLORADO TAX-FREE FUND (continued)
General Obligations -- School Districts, continued:
$     900,000  Summit County, CO, School District #RE 1, General Obligation Bonds, FGIC insured,
                6.50%, due 12/1/03..................................................................  $      998,469
                                                                                                      --------------
                                                                                                          17,038,124
                                                                                                      --------------

Health Care Revenue (6.2%):
      750,000  Boulder County, CO, Hospital Revenue Bonds, Loungmount United Hospital Project,
                5.20%, due 12/1/03..................................................................         736,703
      100,000  Colorado Health Facilities Authority Revenue Bonds, Community Provider Pooled Loan
                Program A, MBIA insured, 6.70%, due 7/15/95.........................................         100,322
      495,000  Colorado Health Facilities Authority Revenue Bonds, Lutheran Medical Center Project,
                7.20%, due 10/1/02..................................................................         531,848
      590,000  Colorado Health Facilities Authority Revenue Bonds, Craig Hospital, 4.90%, due
                12/1/03.............................................................................         570,878
      700,000  Colorado Health Facilities Authority Revenue Refunding Bonds, Rocky Mountain
                Adventist Hospital, 6.625%, due 2/1/13..............................................         691,670
      725,000  Logan County, CO, Health Care Facilities Revenue Refunding Bonds, Western Health
                Network, Incorporated, MBIA insured, 5.75%, due 1/1/08..............................         753,645
                                                                                                      --------------
                                                                                                           3,385,066
                                                                                                      --------------

Housing Revenue (9.6%):
      300,000  Aurora, CO, Housing Authority Finance Corporation, Multi-Family Housing Mortgage
                Revenue Refunding Bonds, Mountainview Place, FHA insured, 7.125%, due 9/1/22........         315,327
Housing Revenue, continued:
$     300,000  Colorado Housing Finance Authority, Single Family Housing Refunding Revenue Bonds,
                Senior Series D1, 6.25%, due 12/1/01................................................  $      313,821
      300,000  Colorado Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series
                D-II, 6.375%, due 12/1/01...........................................................         312,024
      215,000  Colorado Housing Finance Authority, Single Family Housing Revenue Bonds, Series 1994
                A, 5.00%, due 6/1/04................................................................         204,076
      500,000  Colorado Housing Finance Authority, Single Family Housing Revenue Refunding Bonds,
                Senior Series B2, 7.50%, due 12/1/16................................................         558,665
      300,000  Colorado Housing Finance Authority, Multi-Family Insured Mortgage Revenue Bonds,
                Series 1993 A, 5.90%, due 10/1/29...................................................         286,419
    1,000,000  Fremont County, CO, Single Family Mortgage Revenue Bonds, Series 1979 A, escrowed to
                maturity, 8.50%, due 10/1/10........................................................       1,312,880
    2,500,000  Jefferson County, CO, Single Family Mortgage Revenue Bonds, Capital Appreciation
                Project, Series 1984 A, escrowed to maturity, MBIA insured, 0.00%, (6.296% effective
                yield), due 3/1/16..................................................................         709,900
    2,000,000  Mesa County, CO, Residual Revenue Bonds, escrowed to maturity, 0.00% (6.25% effective
                yield), due 12/1/11.................................................................         750,420
      500,000  San Miguel County, CO, Housing Authority, Multi-Family Housing Revenue Bonds,
                Telluride Village Apartments Project, Series 1993, 6.30%, due 7/1/13................         492,550
                                                                                                      --------------
                                                                                                           5,256,082
                                                                                                      --------------

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  COLORADO TAX-FREE FUND (continued)
Industrial Development Revenue (2.8%):
$     385,000  Denver, CO, City & County Industrial Development Revenue Refunding Bonds, Rollie R.
                Kelley Project, Colorado National Bank LOC, 6.90%, due 6/1/02.......................  $      400,901
      250,000  Summit County, CO, Sports Facilities Revenue Refunding Bonds, Keystone Resorts
                Management Project, guaranteed by Ralston Purina Corporation, 7.125%, due 9/1/02....         276,508
      250,000  Summit County, CO, Sports Facilities Revenue Refunding Bonds, Keystone Resorts
                Management Project, guaranteed by Ralston Purina Corporation, 7.75%, due 9/1/06.....         278,225
      500,000  Summit County, CO, Sports Facilities Revenue Refunding Bonds, Keystone Resorts
                Management Project, guaranteed by Ralston Purina Corporation, 7.375%, due 9/1/10....         574,800
                                                                                                      --------------
                                                                                                           1,530,434
                                                                                                      --------------

Other Revenue (1.0%):
      290,000  Black Hawk, CO, Device Tax Revenue Bonds, 6.40%, due 12/1/07.........................         292,132
      250,000  Foothills Metropolitan Recreation & Parks District, CO, Golf Course Revenue Refunding
                & Improvement Bonds, Series 1993, 5.375%, due 11/15/08..............................         248,455
                                                                                                      --------------
                                                                                                             540,587
                                                                                                      --------------

Power Revenue (6.1%):
    1,000,000  Platte River Power Authority, CO, Power Revenue Refunding Bonds, Series AA, 6.00%,
                due 6/1/98..........................................................................       1,043,930
    1,000,000  Platte River Power Authority, CO, Power Revenue Refunding Bonds, Series CC, 4.75%,
                due 6/1/01..........................................................................         998,450
Power Revenue, continued:
$     250,000  Platte River Power Authority, CO, Power Revenue Refunding Bonds, Series CC, 5.10%,
                due 6/1/04..........................................................................  $      251,793
    1,000,000  Platte River Power Authority, CO, Power Revenue Refunding Bonds, Series BB, 6.125%,
                due 6/1/07..........................................................................       1,058,440
                                                                                                      --------------
                                                                                                           3,352,613
                                                                                                      --------------

Sales Tax Revenue (17.6%):
      500,000  City of Fort Collins, CO, Sales & Use Tax Revenue Refunding Bonds, FGIC insured,
                5.375%, due 12/1/09.................................................................         503,650
      455,000  City of Montrose, CO, Sales & Use Tax Revenue Refunding Bonds, Series 1993, 5.25%,
                due 8/15/08.........................................................................         451,114
      400,000  Denver, CO, Metropolitan Major League Baseball Stadium District, Sales Tax &
                Improvement Revenue Refunding Bonds, FGIC insured, 6.00%, due 10/1/00...............         427,748
    1,000,000  Denver, CO, Metropolitan Major League Baseball Stadium District, Sales Tax &
                Improvement Revenue Refunding Bonds, Series A, FGIC insured, 6.10%, due 10/1/01.....       1,080,960
      500,000  Denver, CO, Metropolitan Major League Baseball Stadium District, Sales Tax &
                Improvement Revenue Refunding Bonds, FGIC insured, 4.60%, due 10/1/05...............         477,370
    1,370,000  Denver, CO, Metropolitan Major League Baseball Stadium District, Sales Tax &
                Improvement Revenue Refunding Bonds, FGIC insured, 6.00%, due 10/1/11...............       1,482,546
      500,000  Louisville, CO, Sales Tax Revenue Refunding Bonds, FSA insured, 5.10%, due 12/1/08...         497,105
    1,000,000  Pitkin County, CO, Sales Tax Revenue Bonds, 6.10%, due 12/1/14.......................       1,008,190

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  COLORADO TAX-FREE FUND (continued)
Sales Tax Revenue, continued:
$   1,000,000  Regional Transportation District, CO, Sales Tax Revenue Refunding Bonds, FGIC
                insured, 7.25%, due 11/1/00.........................................................  $    1,129,810

      250,000  Regional Transportation District, CO, Sales Tax Revenue Refunding Bonds, Series 1993,
                FGIC insured, 5.15%, due 11/1/04....................................................         255,035

    1,000,000  Regional Transportation District, CO, Sales Tax Revenue Refunding Bonds, 6.15%, due
                11/1/05.............................................................................       1,073,560
    1,300,000  Thornton, CO, Sales & Use Tax Revenue Bonds, Series B, FGIC insured, 5.35%, due
                9/1/12..............................................................................       1,289,756
                                                                                                      --------------
                                                                                                           9,676,844
                                                                                                      --------------
Utilities Revenue (7.7%):
      800,000  City of Montrose, CO, Water & Sewer Revenue Refunding Improvement Bonds, Series 1993,
                FGIC insured, 5.35%, due 10/1/13....................................................         788,904

      500,000  Colorado Springs, CO, Utility Revenue Refunding Bonds, Series A, 6.40%, due
                11/15/02............................................................................         551,275

      500,000  Colorado Water Reserve & Power Development Authority, Clean Water Revenue Bonds,
                Series A, 5.60%, due 9/1/04.........................................................         522,335

      300,000  Colorado Water Reserve & Power Development Authority, Small Water Reserve Revenue
                Bonds, Series B, FGIC insured, 5.80%, due 11/1/04...................................         318,894

      500,000  Colorado Water Reserve & Power Development Authority, Small Water Reserve Revenue
                Bonds, Series A, FGIC insured, 7.40%, due 11/1/10...................................         567,190
Utilities Revenue, continued:
$     500,000  South Adams County, CO, Water and Sanitation District, Utilities Revenue Refunding
                Bonds, 5.625% due 12/1/10...........................................................  $      491,630
      500,000  Squaw Creek Metropolitan District, CO, Utilities Revenue Refunding Bonds, Eagle
                County, Berlinger Handels, NY LOC, 5.25%, due 12/1/13...............................         501,855
      500,000  Upper Eagle Regional Water Authority, CO, Water Revenue Refunding Bonds, Eagle
                County, Series 1994, 6.00%, due 12/1/03.............................................         522,310
                                                                                                      --------------
                                                                                                           4,264,393
                                                                                                      --------------
Total Municipal Bonds (cost $53,487,400)                                                                  54,449,063
                                                                                                      --------------

Short-Term Holdings (0.9%):
      510,165  Federated Tax Free Obligations Money Market Fund (cost $510,165).....................         510,165
                                                                                                      --------------
Total Investments (100.0%) (cost $53,997,565)
                                                                                                         $54,959,228
                                                                                                      --------------
                                                                                                      --------------

----------------------------------------------
  MINNESOTA TAX-FREE FUND
Municipal Bonds (93.6%):
Education Facilities Revenue (2.1%):
$     500,000  Minnesota Higher Education Facilities Authority Revenue Bonds, College of St.
                Benedict, Series 3 W, 6.00%, due 3/1/07.............................................  $      512,765
                                                                                                      --------------

General Obligations -- Political Subdivisions (19.0%):
      400,000  Anoka County, MN, General Obligation Bonds, Capital Improvements, Series A, 6.00%,
                due 1/1/09..........................................................................         413,512
      765,000  Bayport, MN, General Obligation Refunding Bonds, 5.75%, due 12/1/16..................         768,695
      210,000  Bloomington, MN, Tax Increment General Obligation Bonds, 9.75%, due 2/1/05...........         288,044

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MINNESOTA TAX-FREE FUND (continued)
General Obligations -- Political Subdivisions, continued:
$     550,000  Metropolitan Council, MN, Minneapolis-St. Paul Area, General Obligation Bonds, 5.50%,
                due 6/1/10..........................................................................  $      553,361
      750,000  Minneapolis, MN, General Obligation Bonds, 6.25%, due 4/1/12.........................         792,630

    1,000,000  State of Minnesota, General Obligation Refunding Bonds, 5.40%, due 8/1/09............       1,005,820

      500,000  State of Minnesota, General Obligation Revenue Bonds, 5.30%, due 8/1/11..............         492,495

      245,000  Waconia, MN, General Obligation Water Revenue Bonds, 6.00%, due 6/1/07...............         251,566
                                                                                                      --------------
                                                                                                           4,566,123
                                                                                                      --------------

General Obligations -- School Districts (15.9%):

      495,000  Benson, MN, Independent School District, General Obligation Bonds, 6.00%, due
                2/1/15..............................................................................         502,534

      500,000  Chaska, MN, Independent School District, General Obligation Bonds, Series B, 6.00%,
                due 2/1/13..........................................................................         511,415

      515,000  Faribault, MN, Independent School District #656, General Obligation Bonds, 6.10%, due
                6/1/09..............................................................................         537,444

      405,000  Richfield, MN, Independent School District #280, General Obligation Bonds, 5.775%
                variable rate, due 2/1/07...........................................................         397,913

      500,000  Roseville, MN, Independent School District #623, General Obligation Bonds, Series
                1993 A, 6.00%, due 2/1/23...........................................................         509,560

      720,000  St. Francis, MN, Independent School District #15, General Obligation Refunding Bonds,
                Series D, FGIC insured, 5.80%, due 4/1/09...........................................         739,058
General Obligations -- School Districts, continued:
$   1,285,000  West St. Paul, MN, Independent School District #197, General Obligation Bonds,
                Capital Appreciation-School Building Project, MBIA insured, 0.00%, due 2/1/08.......  $      619,756
                                                                                                      --------------
                                                                                                           3,817,680
                                                                                                      --------------

Health Care Revenue (20.0%):
      200,000  Bemidji, MN, Hospital Facilities, First Mortgage Revenue Bonds, North Country Health
                Services Project, Series 1991 A, 7.00%, due 9/1/11..................................         215,642
      500,000  Brainerd, MN, Health Care Facilities Revenue Bonds, Benedictine Health-St. Joseph's
                Health Center, Series 1993 E, Connie Lee insured, 6.00%, due 2/15/20................         510,265
      500,000  Duluth, MN, Economic Development Authority, Health Care Facilities Revenue Bonds,
                Benedictine Health System-St. Mary's Medical Center, Series 1993 C, Connie Lee
                insured, 6.00%, due 2/15/12.........................................................         510,265
      500,000  Duluth, MN, Economic Development Authority, Hospital Facilities Revenue Bonds, St.
                Luke's Hospital of Duluth, Series B, Connie Lee insured, 6.40%, due 5/1/18..........         524,170
      200,000  Edina, MN, Health Care Facilities, Nursing Home Revenue Bonds, Volunteers of America
                Care Project, 7.75%, due 3/1/15.....................................................         202,890
    1,000,000  Mankato, MN, Hospital Facilities First Mortgage Revenue Bonds, Immanuel-St. Joseph's
                Hospital Project, Series A, 6.30%, due 8/1/22.......................................       1,009,580

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MINNESOTA TAX-FREE FUND (continued)
Health Care Revenue, continued:
$     500,000  Minneapolis & St. Paul, MN, Housing and Redevelopment Authority, Health Care Revenue
                Bonds, Group Health Plan, Incorporated Project, 6.75%, due 12/1/13..................  $      526,115
      600,000  Minneapolis & St. Paul, MN, Housing and Redevelopment Authority Health Care System,
                Health Care Revenue Refunding Bonds, Health One Obligated Group Project, Series A,
                MBIA insured, 7.40%, due 8/15/11....................................................         673,026
      100,000  Minneapolis, MN, Hospital Revenue Refunding Bonds, Lifespan, Incorporated, Series B,
                8.125%, due 8/1/17..................................................................         110,004
      115,000  Red Wing, MN, Health Care Facilities Revenue Refunding Bonds, River Region Obligated
                Group, Series 1993 B, 6.35%, due 9/1/07.............................................         117,065
      250,000  Rochester, MN, Health Care Revenue Bonds, Mayo Medical Center, 8.30%, due 11/15/07...         286,850
      100,000  Rochester, MN, Health Care Revenue Bonds, Mayo Foundation/Mayo Medical Center, Series
                D, 6.25%, due 11/15/14..............................................................         103,604
                                                                                                      --------------
                                                                                                           4,789,476
                                                                                                      --------------

Housing Revenue (19.7%):
      500,000  Minneapolis, MN, Community Development Agency, Multi-Family Rental Housing Revenue
                Bonds, Laurel Village #2 Project, 7.50%, due 12/1/31, mandatory redemption 12/1/99
                at 100..............................................................................         510,900
      550,000  Minnesota State Housing Finance Agency, Housing Development Revenue Bonds, Series A,
                6.85%, due 2/1/07...................................................................         589,034
Housing Revenue, continued:
$   1,000,000  Minnesota State Housing Finance Agency, Single Family Mortage Revenue Bonds, Series
                I, 6.25%, due 1/1/15................................................................  $    1,023,780
      640,000  Minnesota State Housing Finance Agency, Housing Development Revenue Bonds, 6.25%, due
                2/1/20..............................................................................         645,997
      205,000  Minnesota State Housing Finance Agency, Housing Development Revenue Bonds, 7.125%,
                due 2/1/20..........................................................................         209,168
      750,000  Minnesota State Housing Finance Agency, Multi-Family Housing Revenue Bonds, 6.375%,
                due 2/1/20..........................................................................         758,783
      300,000  St. Louis Park, MN, Multi-Family Housing Revenue Bonds, Westwind Apartments Project,
                Series 1993, GNMA Mortgage Loan, 5.625%, due 7/1/14.................................         284,364
      675,000  St. Paul, MN, Housing & Redevelopment Authority, Single Family Mortgage Revenue
                Refunding Bonds, FNMA Mortgage Backed Securities Project, 6.25%, due 9/1/14.........         693,590
                                                                                                      --------------
                                                                                                           4,715,616
                                                                                                      --------------

Other Revenue (1.1%):
      250,000  Duluth, MN, Gross Revenue Bonds, Spirit Mountain Recreation Area, Series 1992, 6.40%,
                due 2/1/03..........................................................................         261,916
                                                                                                      --------------

Pollution Control Revenue (3.9%):
      875,000  Minnesota Public Facilities Authority, Water Pollution Control Revenue Bonds, Series
                A, 6.50%, due 3/1/14................................................................         943,021
                                                                                                      --------------

Utilities Revenue (11.9%):
    1,000,000  Northern Minnesota Municipal Power Agency, Power Revenue Refunding Bonds, Series A,
                6.00%, due 1/1/20...................................................................       1,002,480

                      See notes to financial statements.

NORWEST FUNDS -- FIXED INCOME FUNDS                                                                     MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  MINNESOTA TAX-FREE FUND (continued)
Utilities Revenue, continued:
$   1,240,000  Southern Minnesota Municipal Power Agency, Electric Power Revenue Refunding Bonds,
                MBIA-IBC insured, 5.75%, due 1/1/18.................................................  $    1,249,920

      600,000  Southern Minnesota Municipal Power Agency, Power Revenue Bonds, Series A, 6.00%, due
                1/1/13..............................................................................         609,990
                                                                                                      --------------
                                                                                                           2,862,390
                                                                                                      --------------

Total Municipal Bonds (cost $21,770,599)                                                                  22,468,987
                                                                                                      --------------
Short-Term Holdings (6.4%):

      100,000  Cottage Grove, MN, Environmental Control Revenue Bonds, Minnesota Mining &
                Manufacturing, 4.71% variable rate, due 8/1/12......................................         100,000
Short-Term Holdings, continued:

$     100,000  Dakota County, MN, Housing & Redevelopment Authority, Multi-Family Mortgage Revenue
                Bonds, Westwood Ridge Rental Housing Project, Series A, First Bank, N.A. LOC, 3.80%
                variable rate, due 6/1/24...........................................................  $      100,000
    1,103,693  Federated Tax Free Obligations Money Market Fund.....................................       1,103,693
      128,837  Provident Institutional Funds, Municipal Fund for Temporary Investment...............         128,837
      100,000  Saint Cloud, MN, Hospital Facilities Revenue Bonds, Series A, Kredietbank N.V. LOC,
                3.80% variable rate, due 7/1/20.....................................................         100,000
                                                                                                      --------------
Total Short-Term Holdings (cost $1,532,530)                                                                1,532,530
                                                                                                      --------------
Total Investments (100.0%) (cost $23,303,129)
                                                                                                        $ 24,001,517
                                                                                                      --------------
                                                                                                      --------------

(a) Fair value determined by the Board of Trustees.

(b) Securities that may be resold to 'qualified institutional buyers' under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                      See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                               MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES (May 31, 1995)

                                                 INCOME    VALUGROWTH   SMALL COMPANY  CONTRARIAN
                                                  STOCK       STOCK         STOCK         STOCK
                                                  FUND        FUND          FUND          FUND
                                                ---------  -----------  -------------  -----------
ASSETS:
 Investments, at value(a).....................  $76,051,825 $152,334,144  $57,889,555  $47,086,947
 Cash.........................................     --           4,737     1,385,931        --
 Interest, dividends and other receivables....    381,061     478,484        60,194       102,944
 Receivable for securities sold...............     --          --            --            24,262
 Receivable for shares issued.................    332,847      32,151         3,229        26,876
 Organization costs, net of amortization......     --          --            23,431        23,431
                                                ---------  -----------  -------------  -----------
Total assets..................................  76,765,733 152,849,516   59,362,340    47,264,460
                                                ---------  -----------  -------------  -----------

LIABILITIES:
 Payable for securities purchased.............     --          --         2,497,860       258,443
 Payable for shares redeemed..................     26,810      24,990         3,178           975
 Investment advisory, transfer agency and
   custodial fees payable.....................     40,772     134,168        11,400        38,880
 Management fee payable.......................     13,080      28,989        29,126        14,065
 Accrued expenses.............................     29,719      30,252        30,565        23,388
 Dividends payable............................    320,094     334,989        47,427        61,991
                                                ---------  -----------  -------------  -----------
Total liabilities.............................    430,475     553,388     2,619,556       397,742
                                                ---------  -----------  -------------  -----------
NET ASSETS....................................  $76,335,258 $152,296,128  $56,742,784  $46,866,718
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------

COMPONENTS OF NET ASSETS:
 Capital paid in..............................  $66,434,374 $127,533,013  $53,409,796  $44,823,398
 Undistributed net investment income..........     --          --            --             1,079
 Unrealized appreciation......................  8,726,606  27,117,816     2,606,880       862,389
 Accumulated net realized gains (losses)......  1,174,278  (2,354,701)      726,108     1,179,852
                                                ---------  -----------  -------------  -----------
NET ASSETS....................................  $76,335,258 $152,296,128  $56,742,784  $46,866,718
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------

NET ASSETS BY CLASS OF SHARES:
 Investor A Shares............................  $14,292,431 $12,138,435   $1,539,767    $ 572,115
 Investor B Shares............................  3,115,470   3,569,157       962,881       462,656
 Trust Shares.................................  58,927,357 136,588,536   54,240,136    45,831,947
                                                ---------  -----------  -------------  -----------
NET ASSETS....................................  $76,335,258 $152,296,128  $56,742,784  $46,866,718
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------

SHARES OUTSTANDING:
 Investor A Shares............................  1,243,632     645,134       144,746        52,474
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------
 Investor B Shares............................    272,168     191,380        91,150        42,688
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------
 Trust Shares.................................  5,124,100   7,263,880     5,122,379     4,204,108
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------

NET ASSET VALUE PER SHARE:
 Investor A Shares............................  $   11.49   $   18.82     $   10.64     $   10.90
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------
 Investor B Shares............................  $   11.45   $   18.65     $   10.56     $   10.84
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------
 Trust Shares.................................  $   11.50   $   18.80     $   10.59     $   10.90
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------

(a) Cost of Investments.......................  $67,325,219 $125,216,328  $55,282,675  $46,224,558

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                               MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS (Year Ended May 31, 1995)

                                                 INCOME    VALUGROWTH   SMALL COMPANY  CONTRARIAN
                                                  STOCK       STOCK         STOCK         STOCK
                                                  FUND        FUND          FUND          FUND
                                                ---------  -----------  -------------  -----------
INVESTMENT INCOME:
 Interest and dividend income.................  $1,760,167  $3,136,275    $ 535,034     $ 658,202
                                                ---------  -----------  -------------  -----------

EXPENSES:
 Advisory.....................................    376,050   1,132,507       322,908       258,669
 Management...................................     94,013     283,301        64,582        64,667
 Transfer agent...............................    117,516     353,908        80,727        80,834
 Custodian....................................      9,469      26,640         6,528         6,489
 Legal........................................      2,646       7,966        15,953         2,217
 Filing.......................................     29,278      13,165        26,512        24,505
 Accounting...................................     50,000      48,478        51,000        50,000
 Auditing.....................................     11,871      12,304        11,763        11,660
 Trustees.....................................        973       2,309           747           723
 Distribution.................................     13,515      27,965         5,256         1,642
 Amortization of organization costs...........     --          --             6,538         6,538
 Other........................................      9,360      13,610         6,895         9,535
                                                ---------  -----------  -------------  -----------
Total expenses................................    714,691   1,922,153       599,409       517,479
 Expenses reimbursed and fees waived..........   (234,945)   (203,293)     (428,753)     (154,277)
                                                ---------  -----------  -------------  -----------
Net expenses..................................    479,746   1,718,860       170,656       363,202
                                                ---------  -----------  -------------  -----------
NET INVESTMENT INCOME.........................  1,280,421   1,417,415       364,378       295,000
                                                ---------  -----------  -------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Realized gain (loss) on investments...........  1,377,855    (752,212)      965,922     1,190,947
Change in unrealized appreciation.............  9,006,486  14,104,085     2,743,762     1,035,192
                                                ---------  -----------  -------------  -----------
Net gain on investments.......................  10,384,341 13,351,873     3,709,684     2,226,139
                                                ---------  -----------  -------------  -----------

INCREASE IN NET ASSETS FROM OPERATIONS........  $11,664,762 1$4,769,288   $4,074,062    $2,521,139
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                               MAY 31, 1995

------------------------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS (Years Ended May 31, 1994 and 1995)

                                                 INCOME    VALUGROWTH   SMALL COMPANY  CONTRARIAN
                                                  STOCK       STOCK         STOCK         STOCK
                                                 FUND(a)     FUND(a)       FUND(a)       FUND(a)
                                                ---------  -----------  -------------  -----------
NET ASSETS -- May 31, 1993....................  $  --      1$09,669,165   $  --         $  --
                                                ---------  -----------  -------------  -----------
OPERATIONS:
 Net investment income........................    603,127   1,198,892        43,449        22,553
 Realized gain (loss) on investments..........   (138,329) (1,602,492)       39,781         3,569
 Change in unrealized appreciation
   (depreciation).............................   (279,880)  2,134,614      (136,882)     (172,803)
                                                ---------  -----------  -------------  -----------
                                                  184,918   1,731,014       (53,652)     (146,681)
                                                ---------  -----------  -------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income -- Investor A shares...   (369,361)   (548,361)         (961)         (470)
 Net investment income -- Investor B shares...    (10,702)     (5,980)         (539)         (173)
 Net investment income -- Trust shares........   (225,532)   (679,347)      (42,342)      (22,026)
 Realized gain on investments -- Investor A
   shares.....................................     --        (153,843)       --            --
 Realized gain on investments -- Investor B
   shares.....................................     --          (8,672)       --            --
 Realized gain on investments -- Trust
   shares.....................................     --      (1,398,930)       --            --
                                                ---------  -----------  -------------  -----------
                                                 (605,595) (2,795,133)      (43,842)      (22,669)
                                                ---------  -----------  -------------  -----------
CAPITAL SHARE TRANSACTIONS:
 Sale of shares -- Investor A shares..........  18,449,952 19,443,499       268,285       149,941
 Sale of shares -- Investor B shares..........    843,403   2,314,377       197,800        76,472
 Sale of shares -- Trust shares...............  16,908,821 130,944,524    9,455,721     4,898,958
 Reinvested dividends -- Investor A shares....    304,225     289,555           409           152
 Reinvested dividends -- Investor B shares....      7,567      13,249           256            43
 Reinvested dividends -- Trust shares.........      3,736     144,222           861         1,607
 Cost of shares repurchased -- Investor A
   shares.....................................  (6,857,636) (116,954,259)      (1,974)     (2,817)
 Cost of shares repurchased -- Investor B
   shares.....................................    (37,920)    (43,483)         (978)         (955)
 Cost of shares repurchased -- Trust shares...  (1,495,148) (16,555,250)    (111,978)    (187,002)
                                                ---------  -----------  -------------  -----------
                                                28,127,000 19,596,434     9,808,402     4,936,399
                                                ---------  -----------  -------------  -----------
NET ASSETS -- May 31, 1994....................  27,706,323 128,201,480    9,710,908     4,767,049
                                                ---------  -----------  -------------  -----------
OPERATIONS:
 Net investment income........................  1,280,421   1,417,415       364,378       295,000
 Realized gain (loss) on investments..........  1,377,855    (752,212)      965,922     1,190,947
 Change in unrealized appreciation............  9,006,486  14,104,085     2,743,762     1,035,192
                                                ---------  -----------  -------------  -----------
                                                11,664,762 14,769,288     4,074,062     2,521,139
                                                ---------  -----------  -------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income -- Investor A shares...   (305,844)   (122,777)       (9,212)       (3,623)
 Net investment income -- Investor B shares...    (32,792)    (21,641)       (4,231)       (1,290)
 Net investment income -- Trust shares........   (947,266) (1,282,800)     (352,830)     (289,008)
 Realized gain on investments -- Investor A
   shares.....................................    (16,295)     --            (5,960)         (103)
 Realized gain on investments -- Investor B
   shares.....................................     (1,737)     --            (3,839)          (43)
 Realized gain on investments -- Trust
   shares.....................................    (47,216)     --          (269,796)      (14,518)
                                                ---------  -----------  -------------  -----------
                                                (1,351,150) (1,427,218)    (645,868)     (308,585)
                                                ---------  -----------  -------------  -----------
CAPITAL SHARE TRANSACTIONS:
 Sale of shares -- Investor A shares..........  2,463,577   2,466,769     1,290,079       416,869
 Sale of shares -- Investor B shares..........  2,186,659   1,561,962       777,480       385,276
 Sale of shares -- Trust shares...............  40,455,329 35,528,998    46,911,637    49,711,822
 Reinvested dividends -- Investor A shares....    305,961     109,377        14,637         3,207
 Reinvested dividends -- Investor B shares....     25,501      17,994         7,961         1,109
 Reinvested dividends -- Trust shares.........     44,022      70,143        28,272       149,803
 Cost of shares repurchased -- Investor A
   shares.....................................  (2,404,620) (4,478,873)    (111,737)      (31,102)
 Cost of shares repurchased -- Investor B
   shares.....................................   (205,441)   (512,240)      (66,404)      (17,607)
 Cost of shares repurchased -- Trust shares...  (4,555,665) (24,011,552)  (5,248,243)  (10,732,262)
                                                ---------  -----------  -------------  -----------
                                                38,315,323 10,752,578    43,603,682    39,887,115
                                                ---------  -----------  -------------  -----------
NET ASSETS -- May 31, 1995....................  $76,335,258 $152,296,128  $56,742,784  $46,866,718
                                                ---------  -----------  -------------  -----------
                                                ---------  -----------  -------------  -----------

(a) See note 1 of notes to financial statements for periods covered.

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                     MAY 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Norwest Funds (the 'Trust') is registered as an open-end management investment company. The Trust currently has four equity investment portfolios (each a 'Fund'). The classes of each Fund commenced operations on the following dates:

Income Stock Fund (Investor A shares)...................................  June 1, 1993
Income Stock Fund (Investor B shares)...................................  August 4, 1993
Income Stock Fund (Trust shares)........................................  August 2, 1993
ValuGrowth Stock Fund (Investor A shares)...............................  January 8, 1988
ValuGrowth Stock Fund (Investor B shares)...............................  August 5, 1993
ValuGrowth Stock Fund (Trust shares)....................................  August 2, 1993
                                                                          December 31,
Small Company Stock Fund (Investor A shares)............................  1993
                                                                          December 31,
Small Company Stock Fund (Investor B shares)............................  1993
                                                                          December 31,
Small Company Stock Fund (Trust shares).................................  1993
                                                                          December 31,
Contrarian Stock Fund (Investor A shares)...............................  1993
                                                                          December 31,
Contrarian Stock Fund (Investor B shares)...............................  1993
                                                                          December 31,
Contrarian Stock Fund (Trust shares)....................................  1993

   Investor A shares are sold with a front-end sales charge. Investor B shares are subject to a contingent deferred sales charge upon redemption and after a specified number of years, automatically convert to Investor A shares. Trust shares are offered exclusively to fiduciary and other clients of banks, trust companies and their affiliates. Trust shares shareholders incur neither a front-end nor contingent deferred sales charge.

   Each Fund is diversified. Prior to July 31, 1993, the Trust's operation was conducted as Prime Value Funds, Inc., a Maryland Corporation. The Funds' financial statements are prepared in accordance with generally accepted accounting principles. The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

   Financial Statement Periods and Change of Fiscal Year -- Funds or share classes which commenced operations during the fiscal year ended May 31, 1994 have had less than a full year of operations. As a result, the financial highlights and amounts reflected in the statements of changes in net assets and footnotes to financial statements for such Funds or share classes, present results of operations from the commencement date shown above, through May 31, 1994.

   For other classes or Funds, the earliest period presented in the financial highlights reflects operations for the period beginning with the commencement date above through the date of its then fiscal year end.

   Effective May 31, 1992, ValuGrowth Stock Fund elected to change its fiscal year end to May 31. Prior to May 31, 1992, that Fund's fiscal year end was November 30.

   Security Valuation -- Securities with a maturity of 60 days or less are valued at amortized cost. Other securities held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined by the Board of Trustees. Unrealized appreciation and depreciation based on identified tax cost as of May 31, 1995 were as follows:

                                                                      Unrealized Unrealized
                                                                      Appreciation Depreciation
                                                                      ---------  -----------
Income Stock Fund...................................................  $9,533,581  $ 806,975
ValuGrowth Stock Fund...............................................  29,526,113  2,954,918
Small Company Stock Fund............................................  5,214,232   2,634,087
Contrarian Stock Fund...............................................  4,235,769   3,373,380

   Realized gains and losses on investments sold are recorded on the basis of identified cost.

   The cost basis for Federal income tax purposes is the same as for financial accounting purposes except for ValuGrowth Stock Fund and Small Company Stock Fund, whose tax cost of securities is $125,762,949 and $55,309,408, respectively.

   Interest and Dividend Income and Dividends to Shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends to shareholders of net investment income are declared and paid monthly by each Fund. Net capital gain, unless offset by any available capital loss carryforwards, is distributed to shareholders at least annually.

NORWEST FUNDS -- EQUITY FUNDS                                     MAY 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

   Distributions from net investment income and realized capital gains are based on their tax basis. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the deferral of post -- October losses, wash sales and utilization of capital loss carryforwards.

   Expense Allocation -- Each share of each class represents an undivided, proportionate interest in the Fund. The Funds' class specific expenses include distribution expenses, if any, transfer agent fees and expenses and certain other expenses that can be solely attributable to a class.

   Organization Costs -- The costs incurred by Contrarian Stock Fund and Small Company Stock Fund in connection with their organization and registration of shares, in amounts of $32,694 and $32,694, respectively, have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Funds' operations. Certain of these costs were paid by Forum Financial Services, Inc. and will be reimbursed by the respective Funds.

   Federal Income Tax -- Each Fund has qualified, and intends to continue to qualify, as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required. As of May 31, 1995 certain of the Funds have capital loss carryovers available to offset future capital gains as follows:

                                                               Year of Expiration
                                                              --------------------
                                                                2002       2003       Total
                                                              ---------  ---------  ---------
ValuGrowth Stock Fund.......................................  $1,602,492 $ 205,589  $1,808,083

2. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser of each Equity Fund is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. (the 'Adviser'). Norwest Bank Minnesota, N.A. is a subsidiary of Norwest Corporation. The Adviser receives an advisory fee from each of Income Stock Fund, ValuGrowth Stock Fund and Contrarian Stock Fund at an annual rate of 0.80% of the respective Fund's average daily net assets for the first $300 million of net assets of the Fund declining to 0.72% of the average daily net assets of the Fund in excess of $700 million. The Adviser receives an advisory fee from Small Company Stock Fund at an annual rate of 1.00% of the Fund's average daily net assets for the first $300 million of net assets of the Fund declining to 0.92% of the average daily net assets of the Fund in excess of $700 million. Pursuant to an agreement among the Adviser, the Trust and Crestone Capital Management, Inc. (the 'Subadviser'), the Adviser may delegate certain of its advisory responsibilities to the Subadviser and pay the Subadviser a fee.

   The Adviser has agreed to reimburse each Fund for certain operating expenses (exclusive of interest, taxes, brokerage fees, fees and other expenses paid pursuant to any distribution plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Funds' annual expenses are estimated and accrued daily, and any related reimbursements are made monthly by the Adviser.

   Norwest Bank Minnesota, N.A. serves as the Trust's transfer agent, dividend disbursing agent and custodian, and is compensated for those services at an aggregate annual rate of up to 0.30% of the average daily net assets of each Fund. Transfer agent fees are based on the average daily net assets attributable to each class of a Fund's shares.

   The manager of the Trust is Forum Financial Services, Inc. ('Forum'), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. Forum receives a management fee from each Fund at an annual rate of 0.20% of the average daily net assets of the Fund. In addition, certain legal expenses were charged to the Trust by Forum. The respective amounts of legal expenses for Income Stock Fund, ValuGrowth Stock Fund, Small Company Stock Fund and Contrarian Stock Fund were: $1,090, $3,756, $647, $556.

   Forum Financial Corp., an affiliate of Forum, provides fund accounting services to the Trust. For these services, Forum Financial Corp. receives a fee of $36,000 per year per fund plus certain amounts based upon the number of classes and number and types of portfolio transactions within each Fund.

   The Trust has adopted a Distribution Plan (the 'Plan') with respect to Investor B shares of each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans authorize the payment to Forum of an annual distribution service fee of 0.75% of the average daily net assets, and a maintenance fee of 0.25% of the average daily net assets, of each Fund attributable to Investor B shares. No Fund incurred any maintenance fees during the year ended May 31, 1995. The distribution payments are used to reimburse the distributor for (i) sales commissions at levels set from time to time by the Board not to exceed 6.25% of the amount received by the Fund for each Investor B share sold (excluding reinvestment of dividends and distributions) and (ii) interest calculated by applying the rate of 1% over the prime rate to the outstanding balance of unreimbursed distribution charges. The current sales commission rate for all Equity Funds is 4.50%.

NORWEST FUNDS -- EQUITY FUNDS                                     MAY 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

   In the event that the Plan is terminated or not continued, the Fund will continue to pay distribution service fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan) until the earlier of (a) four years after the date of termination or discontinuance or (b) such time as there exist no unreimbursed distribution charges attributable to that Fund under the Plan, as calculated pursuant to the Plan.

   Unreimbursed distribution charges at May 31, 1995 were as follows:

Income Stock Fund................................................................  $ 103,456
ValuGrowth Stock Fund............................................................    120,114
Small Company Stock Fund.........................................................     33,652
Contrarian Stock Fund............................................................     16,433

   For the year ended May 31, 1995, fees waived and expenses reimbursed by the Trust's custodian and transfer agent, investment adviser, and manager and distributor were as follows:

                                                             Fees Waived
                                                -------------------------------------   Expenses
                                                Custodian and                          Reimbursed
                                                  Transfer                             -----------
                                                    Agent       Adviser      Forum        Forum
                                                -------------  ---------  -----------  -----------
Income Stock Fund.............................    $   7,476    $ 202,986   $  24,483    $  --
ValuGrowth Stock Fund.........................       12,687        4,813     184,872          921
Small Company Stock Fund......................       65,714      322,908      19,627       20,504
Contrarian Stock Fund.........................       15,316      128,979       1,928        8,054

   During the year ended May 31, 1995, pursuant to the procedures adopted by the Board of Trustees, ValuGrowth Stock Fund placed a portion of its portfolio transactions through Norwest Investment Services, Inc., an affiliate of the Adviser, for which brokerage commissions of $12,213 were paid.

3. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the year ended May 31, 1995 were as follows:

                                                                                 Proceeds
                                                                      Cost of      from
                                                                     Purchases     Sales
                                                                     ----------  ---------
Income Stock Fund..................................................  $39,385,484 $3,960,847
ValuGrowth Stock Fund..............................................  100,716,500 89,689,422
Small Company Stock Fund...........................................  60,550,168  19,263,569
Contrarian Stock Fund..............................................  45,594,592  8,841,575

4. CAPITAL SHARE TRANSACTIONS

   Transactions of Fund shares are summarized in the following tables:

Income Stock Fund

                               Investor A shares       Investor B shares            Trust shares
                              --------------------  ------------------------  ------------------------
                                                                   Period                    Period
                               Year Ended May 31,   Year Ended      Ended     Year Ended      Ended
                              --------------------    May 31,      May 31,      May 31,      May 31,
                                1995       1994        1995         1994         1995         1994
                              ---------  ---------  -----------  -----------  -----------  -----------
Shares sold.................    229,493  1,899,070     204,693       87,427    3,963,479    1,754,207
Shares repurchased..........   (240,780)  (706,230)    (19,363)      (3,912)    (441,581)    (156,763)
Shares issued on
 reinvestment
 of dividends...............     30,561     31,518       2,531          792        4,370          388
                              ---------  ---------  -----------  -----------  -----------  -----------
Net increase................     19,274  1,224,358     187,861       84,307    3,526,268    1,597,832
                              ---------  ---------  -----------  -----------  -----------  -----------
                              ---------  ---------  -----------  -----------  -----------  -----------

NORWEST FUNDS -- EQUITY FUNDS                                     MAY 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (continued)

ValuGrowth Stock Fund

                            Investor A shares       Investor B shares            Trust shares
                           --------------------  ------------------------  ------------------------
                                                                Period                    Period
                            Year Ended May 31,   Year Ended      Ended     Year Ended      Ended
                           --------------------    May 31,      May 31,      May 31,      May 31,
                             1995       1994        1995         1994         1995         1994
                           ---------  ---------  -----------  -----------  -----------  -----------
Shares sold..............    140,912  1,126,371      89,782      131,435    2,048,579    7,515,912
Shares repurchased.......   (254,529) (6,739,848)    (29,138)     (2,490)  (1,376,569)    (936,299)
Shares issued on
 reinvestment
 of dividends............      6,298     16,548       1,034          757        4,043        8,214
                           ---------  ---------  -----------  -----------  -----------  -----------
Net increase
 (decrease)..............   (107,319) (5,596,929)     61,678     129,702      676,053    6,587,827
                           ---------  ---------  -----------  -----------  -----------  -----------
                           ---------  ---------  -----------  -----------  -----------  -----------

Small Company Stock Fund

                              Investor A shares         Investor B shares            Trust shares
                           ------------------------  ------------------------  ------------------------
                                          Period                    Period                    Period
                           Year Ended      Ended     Year Ended      Ended     Year Ended      Ended
                             May 31,      May 31,      May 31,      May 31,      May 31,      May 31,
                              1995         1994         1995         1994         1995         1994
                           -----------  -----------  -----------  -----------  -----------  -----------
Shares sold..............     127,352       27,063       77,049       31,213    4,701,475      955,405
Shares repurchased.......     (10,985)        (199)      (6,562)      (3,435)    (526,044)     (11,408)
Shares issued on
 reinvestment of
 dividends...............       1,473           42          808          171        2,864           87
                           -----------  -----------  -----------  -----------  -----------  -----------
Net increase.............     117,840       26,906       71,295       27,949    4,178,295      944,084
                           -----------  -----------  -----------  -----------  -----------  -----------
                           -----------  -----------  -----------  -----------  -----------  -----------

Contrarian Stock Fund

                              Investor A shares         Investor B shares            Trust shares
                           ------------------------  ------------------------  ------------------------
                                          Period                    Period                    Period
                           Year Ended      Ended     Year Ended      Ended     Year Ended      Ended
                             May 31,      May 31,      May 31,      May 31,      May 31,      May 31,
                              1995         1994         1995         1994         1995         1994
                           -----------  -----------  -----------  -----------  -----------  -----------
Shares sold..............      40,379       15,052       36,555        7,791    4,757,781      487,630
Shares repurchased.......      (3,000)        (283)      (1,670)        (100)  (1,036,666)     (19,130)
Shares issued on
 reinvestment of
 dividends...............         310           16          108            4       14,330          163
                           -----------  -----------  -----------  -----------  -----------  -----------
Net increase.............      37,689       14,785       34,993        7,695    3,735,445      468,663
                           -----------  -----------  -----------  -----------  -----------  -----------
                           -----------  -----------  -----------  -----------  -----------  -----------

5. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (unaudited)

   Income Dividends -- All of the income dividends paid by each Fund were ordinary income for Federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

                                                                                    Qualifying
                                                                                     Dividends
                                                                                   -------------
Income Stock Fund................................................................           88%
ValuGrowth Stock Fund............................................................           71%
Small Company Stock Fund.........................................................           54%
Contrarian Stock Fund............................................................           85%

   Capital Gain Dividends -- The Income Stock Fund declared long term capital gain dividends of $0.005037 per share in December 1994.

NORWEST FUNDS -- EQUITY FUNDS                                                    MAY 31, 1995

----------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                       Net
                                                    Realized                                          Ratios to Average
                                                       and                                                Net Assets
                          Beginning                Unrealized    Dividends   Distributions  Ending ------------------------
                          Net Asset       Net      Gain (Loss)   from Net    from Net   Net Asset                   Net
                          Value Per   Investment       on       Investment   Realized   Value Per               Investment
                            Share       Income     Investments    Income       Gains      Share    Expenses(a)    Income
                         -----------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
INCOME STOCK FUND
Investor A shares
 Year Ended May 31,
 1995..................   $    9.53    $    0.27    $    1.97    $   (0.27)   $(0.01)   $   11.49        1.00%        2.66%
 1994..................       10.00         0.28        (0.47)       (0.28)     --           9.53        0.67%        3.15%
Investor B shares
 Year Ended May 31,
   1995................        9.51         0.21         1.96        (0.22)   (0.01)        11.45        1.75%        2.08%
 Period Ended May 31,
   1994(c).............        9.66         0.20        (0.13)       (0.22)     --           9.51        1.65%(b)     2.37%(b)
Trust shares
 Year Ended May 31,
   1995................        9.54         0.27         1.97        (0.27)   (0.01)        11.50        1.00%        2.77%
 Period Ended May 31,
   1994(c).............        9.61         0.25        (0.06)       (0.26)     --           9.54        0.86%(b)     3.20%(b)

VALUGROWTH STOCK FUND
Investor A shares
 Year Ended May 31,
 1995..................       17.17         0.17         1.66        (0.18)     --          18.82        1.20%        1.01%
 1994..................       17.27         0.10         0.19        (0.17)   (0.22)        17.17        1.20%        1.06%
 1993..................       16.30         0.17         1.34        (0.17)   (0.37)        17.27        1.20%        1.02%
 Six Months Ended May
 31, 1992(d)...........       14.48         0.09         1.83        (0.10)     --          16.30        1.19%(b)     1.34%(b)
 Year Ended November
   30, 1991............       11.67         0.18         2.82        (0.19)     --          14.48        1.19%        1.57%
 1990..................       12.67         0.21        (0.55)       (0.21)   (0.45)        11.67        1.20%        1.88%
Investor B shares
 Year Ended May 31,
   1995................       17.10         0.07         1.61        (0.13)     --          18.65        1.95%        0.28%
 Period Ended May 31,
   1994(c).............       17.12         0.07         0.23        (0.10)   (0.22)        17.10        1.95%(b)     0.25%(b)
Trust shares
 Year Ended May 31,
   1995................       17.16         0.18         1.64        (0.18)     --          18.80        1.20%        1.02%
 Period Ended May 31,
   1994(c).............       16.91         0.13         0.46        (0.12)   (0.22)        17.16        1.20%(b)     0.92%(b)

SMALL COMPANY STOCK FUND
Investor A shares
 Year Ended May 31,
   1995................        9.84         0.12         0.87        (0.11)   (0.08)        10.64        0.53%        1.14%
 Period Ended May 31,
   1994(c).............       10.00         0.07        (0.15)       (0.08)     --           9.84        0.22%(b)     1.95%(b)
Investor B shares
 Year Ended May 31,
   1995................        9.82         0.07         0.84        (0.09)   (0.08)        10.56        1.27%        0.38%
 Period Ended May 31,
   1994(c).............       10.00         0.06        (0.17)       (0.07)     --           9.82        0.98%(b)     1.27%(b)
Trust shares
 Year Ended May 31,
   1995................        9.80         0.12         0.87        (0.12)   (0.08)        10.59        0.52%        1.14%
 Period Ended May 31,
   1994(c).............       10.00         0.08        (0.20)       (0.08)     --           9.80        0.20%(b)     2.03%(b)

CONTRARIAN STOCK FUND
Investor A shares
 Year Ended May 31,
   1995................        9.71         0.11         1.19        (0.11)   (0.003)       10.90        1.01%        1.05%
 Period Ended May 31,
   1994(c).............       10.00         0.06        (0.28)       (0.07)     --           9.71        0.61%(b)     1.77%(b)
Investor B shares
 Year Ended May 31,
   1995................        9.69         0.07         1.16        (0.08)   (0.003)       10.84        1.78%        0.35%
 Period Ended May 31,
   1994(c).............       10.00         0.05        (0.30)       (0.06)     --           9.69        1.28%(b)     1.14%(b)
Trust shares
 Year Ended May 31,
   1995................        9.71         0.11         1.19        (0.11)   (0.003)       10.90        1.12%        0.91%
 Period Ended May 31,
   1994(c).............       10.00         0.07        (0.29)       (0.07)     --           9.71        0.62%(b)     1.82%(b)

NORWEST FUNDS -- EQUITY
-----------------------
  FINANCIAL HIGHLIGHTS
  SELECTED DATA FOR A S

                                                    Net
                                                 Assets at
                                                  End of
                                     Portfolio    Period
                           Total     Turnover     (000's
                          Return       Rate      Omitted)
                         ---------  -----------  ---------
INCOME STOCK FUND
Investor A shares
 Year Ended May 31,
 1995..................      23.87%       8.93%  $  14,292
 1994..................      (1.92%)      57.50%    11,668
Investor B shares
 Year Ended May 31,
   1995................      23.12%       8.93%      3,115
 Period Ended May 31,
   1994(c).............       0.87%(b)      57.50%       802
Trust shares
 Year Ended May 31,
   1995................      23.85%       8.93%     58,927
 Period Ended May 31,
   1994(c).............       1.73%(b)      51.50%    15,237
VALUGROWTH STOCK FUND
Investor A shares
 Year Ended May 31,
 1995..................      10.72%      63.82%     12,138
 1994..................       1.68%      86.07%     12,922
 1993..................       9.32%      57.34%    109,669
 Six Months Ended May
 31, 1992(d)...........      26.46%(b)      29.50%    68,659
 Year Ended November
   30,
 1991..................      25.84%      31.17%      4,853
 1990..................      (2.91%)      38.67%       750
Investor B shares
 Year Ended May 31,
   1995................       9.88%      63.82%      3,569
 Period Ended May 31,
   1994(c).............       2.36%(b)      86.07%     2,218
Trust shares
 Year Ended May 31,
   1995................      10.67%      63.82%    136,589
 Period Ended May 31,
   1994(c).............       2.99%(b)      86.07%   113,061
SMALL COMPANY STOCK FUN
Investor A shares
 Year Ended May 31,
   1995................      10.19%      68.09%      1,540
 Period Ended May 31,
   1994(c).............      (1.98%)(b)      14.98%       265
Investor B shares
 Year Ended May 31,
   1995................       9.31%      68.09%        963
 Period Ended May 31,
   1994(c).............      (2.77%)(b)      14.98%       195
Trust shares
 Year Ended May 31,
   1995................      10.13%      68.09%     54,240
 Period Ended May 31,
   1994(c).............      (2.93%)(b)      14.98%     9,251
CONTRARIAN STOCK FUND
Investor A shares
 Year Ended May 31,
   1995................      13.52%      30.32%        572
 Period Ended May 31,
   1994(c).............      (5.35%)(b)       2.67%       144
Investor B shares
 Year Ended May 31,
   1995................      12.78%      30.32%        463
 Period Ended May 31,
   1994(c).............      (6.05%)(b)       2.67%        75
Trust shares
 Year Ended May 31,
   1995................      13.52%      30.32%     45,832
 Period Ended May 31,
   1994(c).............      (5.35%)(b)       2.67%     4,548

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                                    MAY 31, 1995

----------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS (continued)

  SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

(a) During certain periods, various fees and expenses were waived and reimbursed, respectively. Had such waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:

                                                                                                      Six
                                                                                                    Months         Year Ended
                                                                      Year Ended May 31,             Ended        November 30,
                                                              -----------------------------------   May 31,   --------------------
                                                                 1995        1994        1993      1992(b)(d)   1991       1990
                                                              -----------  ---------  -----------  ---------  ---------  ---------
 Income Stock Fund
   Investor A shares........................................        1.51%       1.83%         --      --             --       --
   Investor B shares........................................        2.82%       2.99%(b)         --    --            --       --
   Trust shares.............................................        1.47%       1.62%(b)         --    --            --       --
 ValuGrowth Stock Fund
   Investor A shares........................................        1.43%       1.43%       1.42%    1.64%         4.33%   11.73%
   Investor B shares........................................        2.51%       2.55%(b)         --    --            --       --
   Trust shares.............................................        1.33%       1.39%(b)         --    --            --       --
 Small Company Stock Fund
   Investor A shares........................................        2.32%       7.22%(b)         --    --            --       --
   Investor B shares........................................        3.56%       9.09%(b)         --    --            --       --
   Trust shares.............................................        1.82%       3.52%(b)         --    --            --       --
 Contrarian Stock Fund
   Investor A shares........................................        2.96%      10.66%(b)         --    --            --       --
   Investor B shares........................................        4.92%      20.87%(b)         --    --            --       --
   Trust shares.............................................        1.57%       4.33%(b)         --    --            --       --

(b) Annualized
(c) See Note 1 of notes to financial statements for periods covered
(d) See Note 1 of notes to financial statements regarding change of fiscal year

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                                                           MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  INCOME STOCK FUND
Common Stocks (95.0%):
Basic Materials (5.6%):
       32,000  E.I. du Pont de Nemours & Company....................................................  $    2,172,000
       65,000  Morton International, Incorporated...................................................       2,063,750
                                                                                                      --------------
                                                                                                           4,235,750
                                                                                                      --------------
Capital Goods (13.3%):
       22,800  Emerson Electric Company.............................................................       1,567,500
       38,000  General Electric Company.............................................................       2,204,000
       55,000  Honeywell, Incorporated..............................................................       2,179,375
       30,000  United Technologies Corporation......................................................       2,276,250
       70,000  WMX Technologies, Incorporated.......................................................       1,907,500
                                                                                                      --------------
                                                                                                          10,134,625
                                                                                                      --------------
Consumer Cyclical (16.0%):
       22,000  Dayton Hudson Corporation............................................................       1,559,250
       50,000  Deluxe Corporation...................................................................       1,593,750
       40,000  Dun & Bradstreet Corporation.........................................................       2,120,000
       35,000  Eastman Kodak Company................................................................       2,113,127
       41,000  J.C. Penney Company, Incorporated....................................................       1,932,125
       15,000  May Department Stores Company........................................................         588,750
       30,000  McDonald's Corporation...............................................................       1,136,250
       20,000  Sears Roebuck & Company..............................................................       1,127,500
                                                                                                      --------------
                                                                                                          12,170,752
                                                                                                      --------------
Consumer Staples (16.8%):
       43,000  American Brands, Incorporated........................................................       1,736,122
       20,000  American Home Products Corporation...................................................       1,472,501
       19,000  Johnson & Johnson....................................................................       1,258,750
       32,000  Merck & Company, Incorporated........................................................       1,508,000
       25,000  PepsiCo, Incorporated................................................................       1,225,000
       16,000  Pfizer, Incorporated.................................................................       1,410,004
       22,000  Philip Morris Companies, Incorporated................................................       1,603,251
       21,000  Procter & Gamble Company.............................................................       1,509,372
       37,000  Sara Lee Corporation.................................................................       1,031,376
                                                                                                      --------------
                                                                                                          12,754,376
                                                                                                      --------------
Energy (12.2%):
       12,000  Atlantic Richfield Company...........................................................       1,393,500
Energy, continued:
       31,000  Chevron Corporation..................................................................  $    1,522,875
       26,000  Exxon Corporation....................................................................       1,855,748
       14,000  Mobil Corporation....................................................................       1,405,250
       10,000  Royal Dutch Petroleum Company........................................................       1,267,500
       28,000  Schlumberger Ltd.....................................................................       1,820,000
                                                                                                      --------------
                                                                                                           9,264,873
                                                                                                      --------------
Financial (11.7%):
       50,000  American Express Company.............................................................       1,781,250
       36,000  American General Corporation.........................................................       1,242,000
       46,000  First Bank System, Incorporated......................................................       1,932,000
       30,000  J.P. Morgan & Company, Incorporated..................................................       2,126,250
       31,000  Transamerica Corporation.............................................................       1,852,250
                                                                                                      --------------
                                                                                                           8,933,750
                                                                                                      --------------
Miscellaneous (2.7%):
       35,000  Minnesota Mining & Manufacturing Company.............................................       2,095,625
                                                                                                      --------------
Technology (7.5%):
       55,000  AT&T Corporation.....................................................................       2,791,250
       38,000  Hewlett-Packard Company..............................................................       2,512,750
       10,400  Pitney Bowes, Incorporated...........................................................         384,800
                                                                                                      --------------
                                                                                                           5,688,800
                                                                                                      --------------
Utilties (9.2%):
       41,000  Consolidated Natural Gas Company.....................................................       1,634,873
       10,000  FPL Group, Incorporated..............................................................         392,500
       54,000  GTE Corporation......................................................................       1,802,253
       40,000  Pacific Gas & Electric Company.......................................................       1,160,000
       35,000  Public Service Enterprise Group, Incorporated........................................       1,041,250
       27,000  Texas Utilities Company..............................................................         975,373
                                                                                                      --------------
                                                                                                           7,006,249
                                                                                                      --------------
 Total Common Stocks (cost $63,558,194)                                                                   72,284,800
                                                                                                      --------------
Short-Term Holdings (5.0%):
    2,352,644  Dreyfus Cash Management Fund.........................................................       2,352,644
    1,414,381  Provident Institutional Funds, TempFund Fund.........................................       1,414,381
                                                                                                      --------------
 Total Short-Term Holdings (cost $3,767,025)                                                               3,767,025
                                                                                                      --------------
 Total Investments (100.0%)
   (cost $67,325,219)                                                                                   $ 76,051,825
                                                                                                      --------------
                                                                                                      --------------

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                                                           MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  VALUGROWTH STOCK FUND
Common Stocks (97.0%):
Basic Materials (8.7%):
       51,100  Great Lakes Chemical Corporation.....................................................  $    3,117,100
       70,700  Hercules, Incorporated...............................................................       3,711,750
      102,200  Morton International, Incorporated...................................................       3,244,851
      114,800  Witco Corporation....................................................................       3,157,000
                                                                                                      --------------
                                                                                                          13,230,701
                                                                                                      --------------
Capital Goods (8.8%):
       46,900  Emerson Electric Company.............................................................       3,224,375
       58,700  General Electric Company.............................................................       3,404,600
       80,700  Honeywell, Incorporated..............................................................       3,197,738
       86,500  York International Corporation.......................................................       3,589,750
                                                                                                      --------------
                                                                                                          13,416,463
                                                                                                      --------------
Consumer Cyclical (15.7%):
       76,400  Home Depot, Incorporated.............................................................       3,180,150
      129,200  Lowe's Companies, Incorporated.......................................................       3,520,700
      145,900  Newell Company.......................................................................       3,629,262
      121,900  Sensormatic Electronics Corporation..................................................       3,580,814
      139,800  Singer Company.......................................................................       3,302,775
      132,830  Wal-Mart Stores, Incorporated........................................................       3,320,750
       59,500  Walt Disney Company..................................................................       3,309,687
                                                                                                      --------------
                                                                                                          23,844,138
                                                                                                      --------------
Consumer Staples (21.3%):
       56,100  American Home Products Corporation...................................................       4,130,362
       84,216  Columbia HCA Healthcare Corporation..................................................       3,442,329
       87,400  Crown Cork & Seal Company(a).........................................................       4,107,800
      108,300  Duracell International, Incorporated.................................................       4,683,975
       54,700  Gillette Company.....................................................................       4,615,314
       56,600  Procter & Gamble Company.............................................................       4,068,125
      157,500  Sonoco Products Company..............................................................       3,898,127
       55,800  The Coca-Cola Company................................................................       3,452,625
                                                                                                      --------------
                                                                                                          32,398,657
                                                                                                      --------------
Energy (9.1%):
       54,700  Chevron Corporation..................................................................       2,687,137
       41,800  Mobil Corporation....................................................................       4,195,675
       94,400  Repsol, S.A. ADR.....................................................................       3,079,800
       31,385  Royal Dutch Petroleum Company........................................................       3,978,048
                                                                                                      --------------
                                                                                                          13,940,660
                                                                                                      --------------
Financial (6.2%):
       29,500  American International Group, Incorporated...........................................  $    3,355,625
      100,700  State Street Boston Corporation......................................................       3,386,037
       54,200  SunAmerica, Incorporated.............................................................       2,777,750
                                                                                                      --------------
                                                                                                           9,519,412
                                                                                                      --------------
Miscellaneous (2.8%):
       58,700  Alco Standard Corporation............................................................       4,204,387
                                                                                                      --------------
Technology (16.5%):
       58,800  AT&T Corporation.....................................................................       2,984,100
       63,000  First Data Corporation...............................................................       3,638,250
       84,800  General Motors Corporation Class E...................................................       3,604,000
       45,700  Microsoft Corporation(a).............................................................       3,870,218
       71,400  Motorola, Incorporated...............................................................       4,275,075
       78,600  Silicon Graphics, Incorporated(a)....................................................       3,055,575
       33,300  Xerox Corporation....................................................................       3,775,387
                                                                                                      --------------
                                                                                                          25,202,605
                                                                                                      --------------
Transportation & Services (1.8%):
       52,200  Conrail, Incorporated................................................................       2,818,800
                                                                                                      --------------
Utilities (6.1%):
       74,900  Consolidated Natural Gas Company.....................................................       2,986,637
      138,000  DPL, Incorporated....................................................................       3,036,000
      211,300  Westcoast Energy, Incorporated.......................................................       3,195,912
                                                                                                      --------------
                                                                                                           9,218,549
                                                                                                      --------------
 Total Common Stocks (cost $118,986,813)                                                                 147,794,372
                                                                                                      --------------
Convertible Preferred Stocks (2.6%):
      236,100  Mascotech, Incorporated, $1.20, 7/1/97...............................................       3,275,887
       15,200  SunAmerica, Incorporated, $2.78, 3/1/96, Series D....................................         676,400
                                                                                                      --------------
 Total Preferred Stocks (cost $5,642,030)                                                                  3,952,287
                                                                                                      --------------
Short-Term Holdings (0.4%):
      293,742  Dreyfus Cash Management Fund.........................................................         293,742
      293,743  Provident Institutional Funds, TempFund Fund.........................................         293,743
                                                                                                      --------------
 Total Short-Term Holdings (cost $587,485)                                                                   587,485
                                                                                                      --------------
 Total Investments (100.0%)
   (cost $125,216,328)                                                                                  $152,334,144
                                                                                                      --------------
                                                                                                      --------------

(a) Non-income producing security.

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                                                           MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  SMALL COMPANY STOCK FUND
Common Stocks (93.1%):
Basic Materials (9.5%):
       51,000  Chemed Corporation, Series 00007911..................................................  $    1,727,625
       23,000  OM Group, Incorporated...............................................................         572,125
       88,000  Quanex Corporation...................................................................       2,101,000
       46,800  Synalloy Corporation.................................................................       1,076,400
                                                                                                      --------------
                                                                                                           5,477,150
                                                                                                      --------------
Capital Goods (7.4%):
       51,200  AGCO Corporation.....................................................................       1,939,200
       49,500  Baldor Electric Company..............................................................       1,410,750
       65,900  Encore Wire Corporation..............................................................         922,600
                                                                                                      --------------
                                                                                                           4,272,550
                                                                                                      --------------
Consumer Cyclical (16.6%):
       61,300  Big B, Incorporated..................................................................         842,875
       55,300  Felcor Suite Hotels, Incorporated....................................................       1,396,325
       63,600  Friedman's, Incorporated, Class A(a).................................................       1,152,750
      104,700  Paxar Corporation(a).................................................................       1,714,463
       51,900  Players International, Incorporated(a)...............................................       1,089,900
       67,500  RFS Hotel Investors, Incorporated....................................................       1,016,718
       72,500  Sodak Gaming, Incorporated(a)........................................................         996,875
      178,800  Sun Television and Appliances, Incorporated..........................................       1,396,875
                                                                                                      --------------
                                                                                                           9,606,781
                                                                                                      --------------
Consumer Staples (10.4%):
       41,000  Antec Corporation(a).................................................................         850,750
       71,900  BMC Industries, Incorporated.........................................................       1,563,825
       25,700  Lunar Corporation(a).................................................................         565,400
       33,500  Sierra Health Services, Incorporated(a)..............................................         900,312
      100,000  Verifone, Incorporated(a)............................................................       2,162,500
                                                                                                      --------------
                                                                                                           6,042,787
                                                                                                      --------------
Energy (9.0%):
       81,800  Cairn Energy USA, Incorporated(a)....................................................         818,000
       25,000  Input/Output, Incorporated(a)........................................................         850,000
       38,500  Landmark Graphics Corporation(a).....................................................         909,562
       41,000  Neuvo Energy Company(a)..............................................................         876,375
       42,600  Parker & Parsley Petroleum Company, Delaware.........................................         830,700
      103,000  Tejas Power Corporation..............................................................         927,000
                                                                                                      --------------
                                                                                                           5,211,637
                                                                                                      --------------
Financial (9.4%):
       15,700  Frontier Insurance Group, Inc........................................................  $      390,538
       52,100  John Alden Financial Corporation.....................................................         950,825
      120,100  Roosevelt Financial Group, Incorporated..............................................       2,071,725
       43,300  TCF Financial Corporation............................................................       2,013,450
                                                                                                      --------------
                                                                                                           5,426,538
                                                                                                      --------------
Miscellaneous (4.0%):
       51,300  Lesco, Incorporated, Ohio............................................................         859,275
       37,600  Logicon, Incorporated................................................................       1,442,900
                                                                                                      --------------
                                                                                                           2,302,175
                                                                                                      --------------
Technology (18.2%):
       64,900  Benchmark Electronics, Incorporated(a)...............................................       1,395,350
       57,000  Dovatron International, Incorporated(a)..............................................       1,282,500
       98,100  Exabyte Corporation(a)...............................................................       1,336,614
       64,000  Gasonics International Corporation(a)................................................       1,568,000
       28,650  Kent Electronics Corporation(a)......................................................         880,988
        6,700  Kulicke & Soffa Industries, Incorporated(a)..........................................         284,750
       75,000  LTX Corporation(a)...................................................................         539,063
       59,300  OPTI, Incorporated(a)................................................................       1,111,875
       91,300  Sheldahl Company(a)..................................................................       1,095,600
       27,800  Zilog, Incorporated(a)...............................................................       1,066,825
                                                                                                      --------------
                                                                                                          10,561,565
                                                                                                      --------------
Transportation Services (8.6%):
       63,100  Kirby Corporation(a).................................................................         883,400
       52,000  M.S. Carriers, Incorporated(a).......................................................       1,053,000
      110,800  Swift Transportation, Incorporated(a)................................................       1,842,050
       63,500  Werner Enterprises, Incorporated.....................................................       1,222,375
                                                                                                      --------------
                                                                                                           5,000,825
                                                                                                      --------------
 Total Common Stocks (cost $51,295,128)                                                                   53,902,008
                                                                                                      --------------
Short-Term Holdings (6.9%):
      565,467  Dreyfus Treasury Cash Management Fund................................................         565,467
    1,939,403  Federal Farm Credit Bank Master Note FBO.............................................       1,939,403
       61,111  Federated U.S. Short Term Government Fund............................................          61,110
    1,421,567  Provident Institutional Funds, Fed Fund..............................................       1,421,567
                                                                                                      --------------
 Total Short-Term Holdings (cost $3,987,547)                                                               3,987,547
                                                                                                      --------------
 Total Investments (100.0%)
   (cost $55,282,675)                                                                                   $ 57,889,555
                                                                                                      --------------
                                                                                                      --------------

(a) Non-income producing security.

See notes to financial statements.

NORWEST FUNDS -- EQUITY FUNDS                                                                           MAY 31, 1995
--------------------------------------------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (continued)

   Face            Security
  Amount         Description                                                                                Value
----------  ----------------------------------------------------------------------------------------  ---------------
  CONTRARIAN STOCK FUND
Common Stock (91.6%):
Basic Materials (37.9%):
       66,000  Alcan Aluminum, Ltd..................................................................  $    1,955,250
       69,000  Alumax(a)............................................................................       2,009,625
       94,700  Armco, Incorporated(a)...............................................................         603,713
       20,300  Asarco, Incorporated.................................................................         586,162
      109,500  Bethlehem Steel Corporation(a).......................................................       1,615,125
       27,000  Bowater, Incorporated................................................................       1,059,750
        8,200  Champion International Corporation...................................................         380,275
        4,400  Consolidated Papers, Incorporated....................................................         227,700
       42,500  Cyprus Amax Minerals Company.........................................................       1,126,250
       19,000  Dravo Corporation(a).................................................................         251,750
        8,100  IMC Fertilizer Group, Incorporated...................................................         364,500
       67,306  Inland Steel Industries..............................................................       1,892,981
      141,100  LTV Corporation(a)...................................................................       1,975,400
       24,100  Pittston Minerals Group..............................................................         265,100
       67,100  USX-Marathon Group, Incorporated.....................................................       1,333,612
       56,500  USX-US Steel Group, Incorporated.....................................................       1,808,000
       15,000  Wellman, Incorporated................................................................         376,875
                                                                                                      --------------
                                                                                                          17,832,068
                                                                                                      --------------
Capital Goods (17.3%):
       18,500  Aar Corporation LOC..................................................................         282,125
       36,700  Ampco Pittsburgh Corporation.........................................................         302,775
       12,500  Bearings, Incorporated...............................................................         346,875
       46,400  CBI Industries, Incorporated.........................................................       1,171,600
       25,000  Commercial Intertech Corporation.....................................................         450,000
       49,000  Gerber Scientific, Incorporated......................................................         796,250
       61,500  McDermott International, Incorporated................................................       1,614,375
       24,000  Parker Hannifin......................................................................       1,371,000
       19,100  Timkin Company.......................................................................         804,587
       30,000  Trinova Corporation..................................................................       1,020,000
                                                                                                      --------------
                                                                                                           8,159,587
                                                                                                      --------------
Consumer Cyclical (7.6%):
       25,600  Albany International Corporation.....................................................         569,600
        4,700  Giddings & Lewis, Incorporated.......................................................          81,662
       41,000  Hartmarx Corporation(a)..............................................................         199,875
Consumer Cyclical, continued:
       13,000  The Limited, Incorporated............................................................  $      289,250
       50,000  Manpower, Incorporated...............................................................       1,331,250
       44,000  Ryder System, Incorporated...........................................................       1,116,500
                                                                                                      --------------
                                                                                                           3,588,137
                                                                                                      --------------
Energy (1.3%):
        6,400  Philips Petroleum Company............................................................         232,000
       50,000  Rowan Companies, Incorporated(a).....................................................         375,000
                                                                                                      --------------
                                                                                                             607,000
                                                                                                      --------------
Financial (14.2%):
       30,700  Aetna Life & Casualty Company........................................................       1,830,488
       34,000  Alexander & Alexander Services, Incorporated.........................................         862,750
        7,000  Chubb Corporation....................................................................         576,625
       28,400  CIGNA Corporation....................................................................       2,122,900
        6,800  General Re Corporation...............................................................         920,550
      105,000  Mesabi Trust.........................................................................         367,500
                                                                                                      --------------
                                                                                                           6,680,813
                                                                                                      --------------
Technology (8.8%):
       13,000  Augat, Incorporated..................................................................         266,500
       29,000  Avnet, Incorporated..................................................................       1,319,500
       44,000  Data General Corporation(a)..........................................................         352,000
       12,500  Digital Equipment Corporation(a).....................................................         557,813
       17,500  International Business Machines Corporation..........................................       1,631,875
                                                                                                      --------------
                                                                                                           4,127,688
                                                                                                      --------------
Transportation & Services (4.1%):
       38,075  Aviall...............................................................................         318,879
       11,000  London and Overseas Freighters Limited, ADR..........................................         130,625
       59,000  OMI Corporation(a)...................................................................         317,125
       30,360  Overseas Shipholding Group...........................................................         576,840
       32,000  Yellow Corporation...................................................................         608,000
                                                                                                      --------------
                                                                                                           1,951,468
                                                                                                      --------------
Utilities (0.4%):
        8,300  Illinova Corporation.................................................................         205,425
                                                                                                      --------------
 Total Common Stocks (cost $42,289,798)                                                                   43,152,187
                                                                                                      --------------
Short-Term Holdings (8.4%):
    1,937,775  Dreyfus Cash Management Fund.........................................................       1,937,775
    1,996,985  Federal Farm Credit Bank Master Note FBO.............................................       1,996,985
                                                                                                      --------------
 Total Short-Term Holdings (cost $3,934,760)                                                               3,934,760
                                                                                                      --------------
 Total Investments (100.0%)
   (cost $46,224,558)                                                                                   $ 47,086,947
                                                                                                      --------------
                                                                                                      --------------

(a) Non-income producing security.

See notes to financial statements.

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